Exhibit 99.1

201 N. Harrison St.

Davenport, IA 52801

www.lee.net

NEWS RELEASE

Lee Enterprises completes refinancing

DAVENPORT, Iowa (January 30, 2012) – As previously announced, Lee Enterprises, Incorporated (NYSE: LEE), a leading provider of local news, information and advertising in 52 markets, has implemented comprehensive refinancing agreements.

The refinancing extends the maturities of Lee’s borrowings to December 2015 and April 2017 and included the issuance of 6,743,640 shares of Lee Common Stock, amounting to dilution of approximately 13% in the base of outstanding shares. Implementation required a voluntary, prepackaged Chapter 11 process that successfully concluded on January 30, 2012.

Lee Enterprises is a leading provider of local news and information, and a major platform for advertising, in its markets, with 48 daily newspapers and a joint interest in four others, rapidly growing digital products and nearly 300 specialty publications in 23 states. Lee’s newspapers have circulation of 1.3 million daily and 1.6 million Sunday, reaching nearly four million readers in print alone. Lee’s websites and mobile and tablet products attracted 21.8 million unique visitors in December 2011. Lee’s markets include St. Louis, MO; Lincoln, NE; Madison, WI; Davenport, IA; Billings, MT; Bloomington, IL; and Tucson, AZ. Lee Common Stock is traded on the New York Stock Exchange under the symbol LEE. For more information about Lee, please visit www.lee.net.

FORWARD-LOOKING STATEMENTS – The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for forward-looking statements. This news release contains information that may be deemed forward-looking that is based largely on our current expectations, and is subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those anticipated. Among such risks, trends and other uncertainties, which in some instances are beyond our control, are our ability to generate cash flows and maintain liquidity sufficient to service our debt, comply with or obtain amendments or waivers of the financial covenants contained in our credit facilities, if necessary, and to refinance our debt as it comes due. Other risks and uncertainties include the impact and duration of continuing adverse economic conditions, changes in advertising demand, potential changes in newsprint and other commodity prices, energy costs, interest rates, availability of credit, labor costs, legislative and regulatory rulings, difficulties in achieving planned expense reductions, maintaining employee and customer relationships, increased capital costs, maintaining our listing status on the NYSE, competition and other risks detailed from time to time in our publicly filed documents. Any statements that are not statements of historical fact (including statements containing the words “may”, “will”, “would”, “could”, “believe”, “expect”, “anticipate”, “intend”, “plan”, “project”, “consider” and similar expressions) generally should be considered forward-looking statements. Readers are cautioned not to place undue reliance on such forward-looking statements, which are made as of the date of this release. We do not undertake to publicly update or revise our forward-looking statements.

Contact: dan.hayes@lee.net, (563) 383-2100

EXECUTION COPY

GRANT OF SECURITY INTEREST

(TRADEMARKS, SERVICE MARKS AND TRADE NAMES)

THIS GRANT OF SECURITY INTEREST (TRADEMARKS, SERVICE MARKS AND TRADE NAMES) is dated as of January 30, 2012 between [NAME OF ASSIGNOR], a [State] [Type of Organization] having its chief executive office at [Address] (the “Assignor”), and THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A. having a representative office at 10161 Centurion Parkway North, 2nd Floor, Jacksonville, Florida 32256, in its capacity as the Collateral Agent on behalf and for the benefit of the Secured Parties (in such capacity, the “Assignee”). Capitalized terms used, but not otherwise defined herein, shall have the meanings given to such terms in the Security Agreement (as defined below).

WHEREAS, reference is made to that certain Note Agreement, dated as of January 30, 2012 (as the same from time to time hereafter may be amended, restated, supplemented or otherwise modified, the “Note Agreement”) by and among [the Assignor][the Borrower] and the Purchasers named therein, pursuant to which, subject to the terms and conditions set forth therein, [the Assignor][the Borrower] issued the Notes to such Purchasers.

WHEREAS, reference is also made to that certain Guaranty Agreement, dated as of January 30, 2012 (as the same from time to time hereafter may be amended, restated, supplemented or otherwise modified, the “Guaranty Agreement”) made by [the Assignor][the Company] in favor of the Secured Parties, pursuant to which, subject to the terms and conditions set forth therein, [the Assignor][the Company] guaranteed the full, complete and final payment and performance of the “Guaranteed Obligations” as defined in the Guaranty Agreement.

WHEREAS, reference is also made to that certain Subsidiary Guaranty Agreement, dated as of January 30, 2012 (as the same from time to time hereafter may be amended, restated, supplemented or otherwise modified, the “Subsidiary Guaranty Agreement”) made by each Initial Subsidiary Grantor in favor of the Secured Parties, pursuant to which, subject to the terms and conditions set forth therein, [the Assignor and] such [other] Persons have, among other things, guaranteed the full, complete and final payment and performance of the “Guaranteed Obligations” as defined in the Subsidiary Guaranty Agreement.

WHEREAS, pursuant to the terms of a Security Agreement, dated as of January 30, 2012 (as the same from time to time hereafter may be amended, restated, supplemented or otherwise modified, the “Security Agreement”), in favor of the Assignee on behalf of and for the benefit of the Secured Parties, the Assignor has granted to the Assignee a security interest in all of the Assignor’s right, title and interest, whether presently existing or hereafter arising or acquired, in, to and under all of the Collateral.

WHEREAS, the Secured Parties are willing to enter into the Note Agreement and the other Transaction Documents and otherwise make, extend and maintain certain financial accommodations to and for the benefit of the Assignor, but only upon the condition, among others, that the Assignor shall grant a security interest in and assign for security purposes (and not as an absolute assignment) in favor of and to the Assignee, on behalf of and for the benefit of the Secured Parties, in and to, all of Assignor’s right, title and interest in and to all Trademarks (as described below) to secure its payment and performance of the Secured Obligations.

NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, as collateral security for the prompt and complete payment and performance when due of the Secured Obligations, the Assignor hereby represents, warrants, covenants and agrees as follows:

As security for the full, complete and final payment and performance when due (whether at stated maturity, by acceleration or otherwise) of all the Secured Obligations and in order to induce the Assignee and the Secured Parties to enter into the Transaction Documents and to make, extend and maintain the credit to and for the benefit of the Assignor upon the terms and subject to the conditions thereof, Assignor hereby mortgages, pledges and hypothecates to the Assignee, on behalf of and for the benefit of the Secured Parties, and hereby grants to the Assignee, on behalf of and for the benefit of the Secured Parties, a security interest in and to all of Assignor’s respective right, title and interest in, to and under each of the following:

(a) all Trademarks, including, without limitation, each registered trademark, trade name and service mark and each trademark, trade name and service mark application for registration listed on Schedules A and B hereto, including, without limitation, all proceeds thereof (such as, by way of example but not by way of limitation, license royalties and proceeds of infringement suits), the right to sue for past, present and future infringements, all rights corresponding thereto throughout the world and all reissues, continuations, continuations-in-part and renewals thereof; and

(b) the goodwill of the business connected with the use of, and symbolized by, each Trademark.

The Assignee does hereby further acknowledge and affirm that the rights and remedies of the Assignee with respect to the assignment of, and security interest in, the Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are hereby incorporated herein by reference.

Following the termination of the Security Agreement in accordance with its terms, the security interest in the Trademarks, the goodwill thereof and any and all financing statements filed on behalf of the Assignee will be automatically terminated, released, and/or reassigned to the Assignor, and, on the terms and conditions set forth in the Security Agreement, the Assignee will execute, acknowledge and deliver to each Assignor such instruments as may be reasonably requested to evidence such termination, release, and/or reassignment.

In the event of a conflict between the terms of this Grant of Security Interest (Trademarks, Service Marks and Trade Names) and the terms of the Security Agreement, the terms of the Security Agreement shall prevail.

2

IN WITNESS WHEREOF, each of the parties has caused this Grant of Security Interest (Trademarks, Service Marks and Trade Names) to be duly executed by its officer(s) thereunto duly authorized as of the date first written above.

ASSIGNOR:

[NAME OF ASSIGNOR], a [State][Type of Organization]

By:
Name:
Title:

ASSIGNEE:

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as the Assignee

By:
Name:
Title:	Vice President

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SCHEDULE A

U.S. TRADEMARKS

REGISTRATION NO.	MARK	REGISTRATION DATE

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SCHEDULE B

PENDING U.S. TRADEMARKS

APPLICATION NO.	MARK	APPLICATION DATE

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EXECUTION COPY

COLLATERAL AGENCY AGREEMENT

among

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.,

as Collateral Agent

and

EACH OF THE NOTEHOLDERS OF ST. LOUIS POST-DISPATCH LLC

DATED AS OF JANUARY 30, 2012

i

COLLATERAL AGENCY AGREEMENT

This COLLATERAL AGENCY AGREEMENT (as amended, supplemented or otherwise modified from time to time, this “Agreement”) is made as of January 30, 2012, among (i) THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., a national banking association (in its individual capacity, “BNYMTCNA” and in its capacity as collateral agent for the Noteholders or the Secured Parties (each as defined below), the “Collateral Agent”), and (ii) each of the Purchasers (together with their respective successors and assigns as holders of Notes, the “Noteholders” and, together with the Collateral Agent, collectively, the “Secured Parties”), and is acknowledged and consented to by St. Louis Post-Dispatch LLC, a Delaware limited liability company (the “Company”), Pulitzer Inc., a Delaware corporation (“Pulitzer”), and the subsidiaries of Pulitzer listed on the signature pages to the Acknowledgment of and Consent and Agreement to Collateral Agency Agreement (the “Acknowledgment”) appended to this Agreement (each, a “Guarantor” and collectively, the “Guarantors” and together with the Company and Pulitzer, collectively, the “Obligors” and individually, each an “Obligor”).

R E C I T A L S

A. Reference is made to that certain Note Agreement, dated as of January 30, 2012 (as the same from time to time hereafter may be amended, restated, supplemented or otherwise modified, the “Note Agreement”), by and among the Company and the Purchasers named therein, pursuant to which, subject to the terms and conditions set forth therein, the Company is issuing the Notes (as defined below) to such Purchasers.

B. Reference is also made to that certain Guaranty Agreement, dated as of January 30, 2012 (as the same from time to time hereafter may be amended, restated, supplemented or otherwise modified, the “Guaranty Agreement”), by Pulitzer in favor of the Purchasers, pursuant to which, subject to the terms and conditions set forth therein, Pulitzer is guaranteeing the full, complete and final payment and performance of the “Guaranteed Obligations” (as defined in the Guaranty Agreement).

C. Reference is also made to that certain Subsidiary Guaranty Agreement, dated as of January 30, 2012 (as the same from time to time hereafter may be amended, restated, supplemented or otherwise modified, the “Subsidiary Guaranty Agreement”) by each Guarantor, and each additional Person that hereinafter executes a joinder thereto, in favor of the Purchasers, pursuant to which such Persons are, among other things, agreeing to guarantee the full, complete and final payment and performance of the “Guaranteed Obligations” (as defined in the Subsidiary Guaranty Agreement).

D. On December 12, 2011, Lee and certain of its Subsidiaries including the Company and Pulitzer (collectively, the “Debtors”) filed voluntary petitions for relief under Chapter 11 of the Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) and continued in the possession of their property and in the management of their businesses pursuant to Sections 1107 and 1108 of the Bankruptcy Code.

E. On January 23, 2012, the Bankruptcy Court entered an order confirming the Second Amended Joint Prepackaged Plan of Reorganization for the Debtors, dated January 19,

2012 (as in effect on the date of confirmation thereof pursuant to the Confirmation Order of the Bankruptcy Court and as it thereafter may be amended in accordance with Pulitzer Support Agreement, the “Plan of Reorganization”).

F. In connection with the implementation of the Plan of Reorganization, the Purchasers are willing to enter into the Note Agreement and otherwise make, extend and maintain certain financial accommodations to the Company and Pulitzer as provided in the Note Agreement, the Notes, the Guaranty Agreement and the Subsidiary Guaranty Agreement, but only upon the condition, among others, that the Obligors grant to the Collateral Agent, for the benefit of the Noteholders, as security for the Obligors’ obligations to the Noteholders and the Collateral Agent under or in respect of the Note Agreement, the Notes, the Guaranty Agreement and the Subsidiary Guaranty Agreement, a perfected lien on, and security interest in, certain assets of the Obligors, including, without limitation, the Collateral (as defined below).

G. Pursuant to the Collateral Documents (as defined in the Note Agreement), the Obligors will grant valid liens on and security interests in the Collateral to the Collateral Agent, for the benefit of the Secured Parties.

H. The Noteholders desire that BNYMTCNA act as the collateral agent for and on behalf of all of the Secured Parties regarding the Collateral, all as more fully provided herein; and the Collateral Agent and the Noteholders have entered into this Agreement to, among other things, further define the rights, duties, authority and responsibilities of the Collateral Agent and the relationship among the Noteholders regarding their pari passu interests in the Collateral.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Collateral Agent and the Noteholders agree as follows:

1.	DEFINED TERMS.

All capitalized terms used herein and in the Acknowledgment and not defined herein or therein have the respective meanings ascribed thereto in the Note Agreement. As used in this Agreement, and unless the context requires a different meaning, the following terms have the respective meanings indicated below, all such definitions to be equally applicable to the singular and plural forms of the terms defined.

Acknowledgment – has the meaning specified for such term in the Preamble hereto.

Actionable Default – the existence and continuance of any Event of Default (as such term is defined in the Note Agreement or the Guaranty Agreement) beyond any grace period in respect thereof provided in the Note Agreement or the acceleration, pursuant to paragraph 8A of the Note Agreement, of the maturity of the Notes.

Agent Professionals – means attorneys, legal counsel, accountants, appraisers, business valuation experts, environmental engineers, turnaround consultants, or other professionals or experts at any time retained by the Collateral Agent in the discharge of its duties hereunder or under any of the Collateral Documents or the Intercreditor Agreement.

Agent-Related Persons – means BNYMTCNA, in its capacity as Collateral Agent, and any successor Collateral Agent, and any co-agents or separate agents appointed by the Collateral Agent pursuant to Section 5, together with their respective Affiliates, and the officers, directors, employees, representatives, agents and Agent Professionals of such Persons and Affiliates.

Agreement – has the meaning specified for such term in the Preamble hereto.

Bankruptcy Court – has the meaning specified for such term in Recital D hereto.

BNYMTCNA – has the meaning specified for such term in the Preamble hereto.

Collateral – has the meaning set forth in the Security Agreement.

Collateral Agent – has the meaning specified for such term in the Preamble hereto.

Company – has the meaning specified for such term in the Preamble hereto.

Debtors – has the meaning specified for such term in Recital D hereto.

Enforcement Notice – means a written notice given by the Requisite Holders to the Collateral Agent (a) stating that an Actionable Default exists and (b) setting forth instructions from such Requisite Holders to the Collateral Agent to exercise all or any such rights, powers and remedies as are available to the Collateral Agent and the Noteholders under the Collateral Documents.

Guarantors – has the meaning specified for such term in the Preamble hereto.

Guaranty Agreement – has the meaning specified for such term in Recital B hereto.

Note Agreement – has the meaning specified for such term in Recital A hereto.

Noteholder Obligations – means and includes all present and future indebtedness, obligations and liabilities of every kind and nature of any Obligor from time to time owed to any holder of Notes (in its capacity as such) arising from, evidenced by or relating to the Note Agreement, the Notes, the Guaranty Agreement, the Subsidiary Guaranty Agreement or any other Transaction Document.

Noteholders – has the meaning specified for such term in the Preamble hereto.

Notes – has the meaning specified for such term in the Note Agreement.

Obligors – has the meaning specified for such term in the Preamble hereto.

Opinion of Counsel – an opinion of counsel (which may from time to time serve as counsel for any or all of the Obligors, for the Collateral Agent or for any Noteholder and which shall not be an employee of any Obligor) acceptable to the Collateral Agent, which opinion is in form, scope and content satisfactory to the Collateral Agent.

Permitted Investments – means, as to any Person, (i) securities issued or directly and fully guaranteed or insured by the United States or any agency or instrumentality thereof (provided that the full faith and credit of the United States is pledged in support thereof) having maturities of not more than thirteen months from the date of acquisition, (ii) marketable direct obligations issued by any state of the United States or any political subdivision of any such state or any public instrumentality thereof maturing within thirteen months from the date of acquisition thereof and, at the time of acquisition, having one of the two highest ratings obtainable from either S&P or Moody’s, (iii) dollar denominated time deposits, certificates of deposit and bankers acceptances of any commercial bank having, or which is the principal banking subsidiary of a bank holding company having, a long-term unsecured debt rating of at least “A” or the equivalent thereof from S&P or “A2” or the equivalent thereof from Moody’s with maturities of not more than thirteen months from the date of acquisition by such Person, (iv) repurchase obligations with a term of not more than seven days for underlying securities of the types described in clause (i) above entered into with any bank meeting the qualifications specified in clause (iii) above, (v) commercial paper issued by any Person incorporated in the United States rated at least A-1 or the equivalent thereof by S&P or at least P-1 or the equivalent thereof by Moody’s and in each case maturing not more than thirteen months after the date of acquisition by such Person, and (vi) investments in money market funds substantially all of whose assets are comprised of securities of the types described in clauses (i) through (v) above.

Plan of Reorganization – has the meaning specified for such term in Recital E hereto.

Pulitzer – has the meaning specified for such term in the Preamble hereto.

Purchasers – means the original Purchasers of the Notes pursuant to the Note Agreement, each of whom is listed on Schedule A thereto.

Requisite Holder – means the holder or holders of at least a majority of the aggregate principal amount of the Notes from time to time outstanding.

Secured Parties – has the meaning specified for such term in the Preamble hereto.

Subsidiary Guaranty Agreement – has the meaning specified for such term in Recital C hereto.

2.	APPOINTMENT.

The Noteholders hereby appoint and designate BNYMTCNA as collateral agent on their behalf hereunder and under the Collateral Documents and the Intercreditor Agreement. BNYMTCNA hereby accepts such appointment on the terms and conditions set forth herein and acknowledges that it holds the Collateral and acts under the Collateral Documents and the Intercreditor Agreement as agent for and on behalf of the Noteholders. The Noteholders hereby authorize and direct the Collateral Agent to (a) enter into the Intercreditor Agreement and all of the Collateral Documents for and on behalf of and for the benefit of the Secured Parties in accordance with the terms hereof and thereof, (b) exercise such rights and powers under this

Agreement, the Intercreditor Agreement or the Collateral Documents, as the case may be, as are specifically granted or delegated to the Collateral Agent by the terms hereof and thereof, together with such other rights and powers as are reasonably incidental thereto or as are customarily and typically exercised by agents performing duties similar to the duties of the Collateral Agent hereunder and under the Collateral Documents and the Intercreditor Agreement, subject, however, to any express limitations set forth herein or in the Collateral Documents or the Intercreditor Agreement, and (c) perform the obligations of the Collateral Agent thereunder. The Noteholders hereby agree to be bound by the provisions of the Collateral Documents and the Intercreditor Agreement. The duties of the Collateral Agent shall be deemed ministerial and administrative in nature, and the Collateral Agent shall not have, by reason of this Agreement or any of the Collateral Documents or the Intercreditor Agreement, a fiduciary relationship with any Noteholder, Obligor or their respective Affiliates. In addition to the foregoing, the Collateral Agent is authorized to open and maintain a deposit account as specified in paragraph 5D of the Note Agreement and to make deposits and disbursements as provided by the Security Agreement. Funds on deposit may be invested in Permitted Investments but only pursuant to written instructions of the Obligors.

3.	LIMITATIONS ON DUTIES AND ACTIONS OF COLLATERAL AGENT.

The Collateral Agent shall not have any duties or responsibilities except those expressly set forth in this Agreement, the Intercreditor Agreement and the Collateral Documents to which it is a party. The Collateral Agent shall not be liable for any action taken or omitted by it, or any action suffered by it to be taken or omitted, excepting only its own gross negligence or willful misconduct, as finally determined by a court of competent jurisdiction. In the absence of written instructions from the Requisite Holders or all of the Noteholders, as the case may be, the Collateral Agent shall not foreclose upon any Lien with respect to any of the Collateral or take any other action with respect to the Collateral or any part thereof.

4.	RECOURSE THROUGH COLLATERAL AGENT; CERTAIN RIGHTS OF SECURED PARTIES AGAINST OBLIGORS; SHARING OF COLLATERAL.

(a)	Recourse Through Collateral Agent.

Each of the Secured Parties acknowledges and agrees that (i) it shall only have recourse to the Collateral through the Collateral Agent and that it shall have no independent recourse to the Collateral and (ii) the Collateral Agent shall have no obligation to, and shall not, take any action hereunder or under the Intercreditor Agreement or any Collateral Document to which it is a party except upon instructions from the Requisite Holders in accordance with Section 6(a).

(b)	Certain Rights of Secured Parties.

Nothing contained herein shall restrict (i) the rights of any Noteholder to pursue remedies, by proceedings in law and equity, or to enforce its rights in accordance with the provisions of paragraph 8A of the Note Agreement, to the extent that pursuit of such remedies or enforcement does not relate to the Collateral or interfere with the Collateral Agent’s ability to take action hereunder or under the Collateral Documents or the Intercreditor Agreement or (ii) the rights of any Noteholder to initiate an action or actions in any bankruptcy, reorganization, compromise, arrangement, insolvency, readjustment of debt, dissolution or liquidation or similar proceeding in its individual capacity and to appear or be heard on any matter before the bankruptcy or other applicable court in any such proceeding, including, without limitation, with respect to any question concerning the post-petition usage of Collateral and post-petition financing arrangements.

(c)	Sharing of Collateral.

No Secured Party shall contest the validity, perfection, priority or enforceability of, or seek to avoid, any Lien securing any Noteholder Obligation, and each party hereby agrees to cooperate, at no cost to the Collateral Agent, in the defense of any action contesting the validity, perfection, priority or enforceability of any such Lien. No Noteholder shall have the right to obtain any of the Collateral or the benefit of any Lien on any property of any Obligor solely in respect of Noteholder Obligations owing to such Noteholder or any group of Noteholders comprised of less than all the Noteholders.

5.	CO-AGENTS; COLLATERAL AGENT’S USE OF PROFESSIONALS.

(a)	Co-Agents.

The Collateral Agent shall have power to appoint one or more Persons to act as a co-agent or co-agents, jointly with the Collateral Agent, or to act as a separate agent or separate agents, with respect to all or any part of the Collateral, and to vest in such Person or Persons, in such capacity, such rights, powers, duties and obligations of the Collateral Agent, with the consent of the Requisite Holders (such consent not to be unreasonably withheld or delayed), in any case only as may be necessary or desirable for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Collateral may at the time be located. Absent any specific agreement to the contrary, any co-agent or co-agents or separate agent or separate agents so appointed shall, to the extent applicable, have the rights, powers, obligations and duties of the Collateral Agent hereunder. The Collateral Agent shall not be responsible for the negligence, default or misconduct of any such co-agent or separate agent selected by it with reasonable care nor for any fees or expenses of such co-agent or separate agent.

(b)	Agent Professionals.

The Collateral Agent may employ one or more Agent Professionals to advise or assist it from time to time, but shall not be responsible for the negligence, default or misconduct of any such Agent Professionals selected by it with reasonable care. The Collateral Agent shall be entitled to rely on the advice and statements of Agent Professionals so selected. The Obligors shall pay reasonable remuneration for all services performed by Agent Professionals for the Collateral Agent in the discharge of its duties hereunder and under the Collateral Documents and the Intercreditor Agreement in accordance with Section 11(b) hereof.

6.	INSTRUCTIONS FROM NOTEHOLDERS; ENFORCEMENT NOTICE.

(a)	Instructions from Noteholders.

Unless otherwise excused as provided herein, the Collateral Agent shall act on all written instructions received from the Requisite Holders, with respect to any action to be taken or not to be taken in connection with this Agreement, the Intercreditor Agreement or the Collateral Documents, including, without limitation, actions to be taken in connection with an insolvency proceeding in respect of any Obligor; provided, however, that the Collateral Agent shall act only on written instructions from all Noteholders with respect to the amendment or termination of any Collateral Document or, except as provided in any Collateral Document, any Lien on property of the Obligors granted under any Collateral Document. If the Collateral Agent shall request instructions from the Noteholders with respect to taking any particular action in connection with this Agreement, the Intercreditor Agreement, any of the Collateral Documents or any such Lien, the Collateral Agent shall be entitled to refrain from taking such particular action unless and until it shall have received written instructions from the Requisite Holders or all Noteholders, as the case may be (in which event it shall be required to act in accordance with such written instructions unless otherwise excused as provided herein), and the Collateral Agent shall not incur any liability to any Person for so refraining. Without limiting the foregoing, no Noteholder shall have any right of action whatsoever against the Collateral Agent as a result of the Collateral Agent taking or not taking any action hereunder or pursuant to or in accordance with the written instructions of such required Noteholders, except for the Collateral Agent’s own gross negligence or wilful misconduct in connection with any action taken or not taken by it, as finally determined by a court of competent jurisdiction. Notwithstanding anything to the contrary contained in this Agreement, the Intercreditor Agreement or any of the Collateral Documents, (i) the failure of the Collateral Agent to take any action shall not constitute gross negligence or wilful misconduct by the Collateral Agent hereunder (A) following a request by the Collateral Agent for the Requisite Holders’ consent to such action and the failure of the Requisite Holders to respond to such request or (B) in the absence of written instructions from the Requisite Holders or the Noteholders, and (ii) the Collateral Agent shall not be required to take any action that is, in its opinion (which may be, but is not required to be, based on the advice of legal counsel), contrary to applicable law or any of the Collateral Documents or that would, in its reasonable opinion, subject it or any Agent-Related Persons to liability or that would require it to expend or risk its own funds.

(b)	Enforcement Notices.

The Collateral Agent shall, as soon as practicable but in any event, if applicable, within ten (10) Business Days following receipt thereof, furnish to each of the Noteholders:

(i) a copy of each Enforcement Notice received by the Collateral Agent;

(ii) a copy of each certificate or other written notice received by the Collateral Agent rescinding or withdrawing an Enforcement Notice;

(iii) a copy of any written notice or other written communication given or received by the Collateral Agent under any Transaction Document; and

(iv) such other written notices required by the terms of this Agreement to be furnished by or to the Collateral Agent.

Any Enforcement Notice shall be deemed to have been given when actually received by the Collateral Agent and to have been rescinded or withdrawn when the Collateral Agent has actually received from the notifying party a written notice rescinding or withdrawing such Enforcement Notice. Any Enforcement Notice shall be deemed to be outstanding and in effect at all times after such notice has been given until such time, if any, as such notice has been rescinded or withdrawn.

7.	NO RESPONSIBILITY OF COLLATERAL AGENT FOR CERTAIN MATTERS.

The Collateral Agent shall not be responsible in any manner whatsoever for the correctness of any recitals, statements, information, representations or warranties contained herein or in the Intercreditor Agreement, any Collateral Document or any other Transaction Document except for those made by it herein. The Collateral Agent makes no representation or warranty as to, and is not responsible in any way for: (i) the description, value, location, existence, or condition of any Collateral; (ii) the financial condition of any Obligor or the title of any of the Obligors to any of the Collateral; (iii) the sufficiency of the security afforded by this Agreement or the Collateral Documents or whether registration in respect thereof has been properly effected or maintained; (iv) the validity, genuineness, correctness, perfection, or priority of any Lien with respect to the Collateral; (v) other than in respect of itself as to the Collateral Agent’s representations in Section 15(p) hereof, the validity, proper execution, enforceability, legality, or sufficiency of this Agreement, the Intercreditor Agreement, any Collateral Document or any other Transaction Document or any instrument deposited with the Collateral Agent; (vi) the identity, authority or right of any Obligor or Noteholder executing any document; or (vii) the filing or renewal of any registration of any Collateral Document or any public filing required under applicable law to perfect any of the Collateral Agent’s Liens, for the benefit of the Secured Parties, in any of the Collateral. The Collateral Agent shall not be required to ascertain or inquire as to the performance by any Obligor of any of its covenants or obligations hereunder or under any of the other Transaction Documents. In no event shall the Collateral Agent be responsible or liable for special, indirect, or consequential loss or damage of any kind whatsoever (including, but not limited to, loss of profit) irrespective of whether the Collateral Agent has been advised of the likelihood of such loss or damage and regardless of the form of action.

8.	LIMITED DUTIES OF COLLATERAL AGENT REGARDING COLLATERAL; OPINION OF COUNSEL AND FURTHER ACTS WITH RESPECT TO COLLATERAL.

The Collateral Agent shall not be responsible for insuring any of the Collateral or for the payment of taxes, charges, fines, levies, assessments or for ensuring or protecting the validity, genuineness, correctness, perfection, or priority of any Lien upon any of the Collateral, and shall be indemnified therefor as provided in Section 11. Furthermore, the Collateral Agent shall not be responsible for the maintenance or safeguarding of any Collateral, except as provided in the immediately following sentence when the Collateral Agent has actual possession of any Collateral. The Collateral Agent shall not have any duty to any of the Obligors or the Noteholders with respect to any Collateral, including, without limitation, any Collateral in its possession or control or in the possession or control of any agent or nominee of the Collateral Agent selected by it with reasonable care, or any income therefrom or for the preservation of rights against prior parties or any other rights pertaining to the Collateral, except as stated in the next succeeding paragraph.

Beyond the exercise of reasonable care in the custody thereof and the duty to account for monies actually received by it, the Collateral Agent shall have no duty as to any Collateral in its possession or control or in the possession or control of any agent or bailee or any income thereon or as to preservation of rights against prior parties or any other rights pertaining thereto and the Collateral Agent shall not be responsible for filing any financing or continuation statements or recording any documents or instruments in any public office at any time or times or otherwise perfecting or maintaining the perfection of any security interest in the Collateral. The Collateral Agent shall be deemed to have exercised reasonable care in the custody of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which it accords its own property and shall not be liable or responsible for any loss or diminution in the value of any of the Collateral, by reason of the act or omission of any carrier, forwarding agency or other agent or bailee selected by the Collateral Agent with reasonable care. The Collateral Agent shall not be responsible for the existence, genuineness or value of any of the Collateral or for the validity, perfection, priority or enforceability of the Liens in any of the Collateral, whether impaired by operation of law or by reason of any of any action or omission to act on its part hereunder, except to the extent such action or omission constitutes gross negligence, bad faith or willful misconduct on the part of the Collateral Agent, for the validity or sufficiency of the Collateral or any agreement or assignment contained therein, for the validity of the title of the Company to the Collateral, for insuring the Collateral or for the payment of taxes, charges, assessments or Liens upon the Collateral or otherwise as to the maintenance of the Collateral.

So long as any Noteholder Obligations remain outstanding, on or prior to February 1 of each year beginning on February 1, 2013, the Obligors, at their expense, shall provide to the Collateral Agent an Opinion of Counsel stating that, in the opinion of such counsel, all actions have been taken (including the filing of such financing statements and continuation statements as may be necessary) fully to maintain, preserve and protect the attachment, perfection and priority of security interests and other Liens in the Collateral contemplated hereby and by the other Transaction Documents, and reciting the details of such actions, if any, and stating that, in the opinion of such counsel, based on existing law and the state of facts existing on the date of such opinion, no additional actions of such type are or will be necessary during the 12 months following the date of such opinion or, if any such action shall be required, specifying the nature of such action. If any such action shall be required, the Collateral Agent shall notify the Noteholders thereof in accordance with the provisions of Section 6(b) hereof and, upon the written request of the Requisite Holders, shall take such actions or promptly shall request that the Obligors take all such actions as may be so required, and the Obligors shall promptly take all such actions.

9.	RELIANCE ON WRITINGS.

The Collateral Agent shall be entitled and fully authorized to rely and act, and shall be fully protected in relying and acting, upon any writing, instruction, resolution, notice, consent, certificate, affidavit, letter, telegram, facsimile, telex or other document believed by it to be genuine and correct and to have been signed or sent by or on behalf of the proper Person or Persons, and statements of the Obligors (including, without limitation, counsel to the Obligors) or the Noteholders. The Collateral Agent shall not have any duty to verify or confirm the content of any writing, instruction, resolution, notice, consent, certificate, affidavit, letter, telegram, facsimile, telex or other document.

10.	RESIGNATION AND REMOVAL OF COLLATERAL AGENT.

(a)	Resignation or Removal.

The Collateral Agent may at any time resign, effective upon 30 days prior written notice (or such shorter period as may be agreed to by the Requisite Holders and the Collateral Agent) to the Noteholders and the Company, and may be removed for or without cause at any time by the Requisite Holders, effective upon 30 days notice. In the event of any resignation or removal, the Requisite Holders shall have the right to appoint a successor Collateral Agent (which successor Collateral Agent may be one of the Noteholders or a financial institution that is engaged in the provision of agency services in syndicated commercial loan transactions or a trust company that is engaged in the provision of trust services in secured private placement transactions, but, if the Requisite Holders have not appointed a successor Collateral Agent within 30 days after the resigning Collateral Agent’s giving of notice of resignation or its removal, the retiring Collateral Agent shall, at the expense of the Obligors, on behalf of the Noteholders, subject to the above provision regarding the identity and nature of a permissible successor Collateral Agent, either appoint a successor Collateral Agent or apply to the appropriate court to make such appointment. Upon the acceptance of any appointment as a Collateral Agent hereunder by a successor, to be evidenced by the successor Collateral Agent’s execution and delivery to the Company, the Noteholders and the retiring Collateral Agent of a counterpart of this Agreement, such successor Collateral Agent shall thereupon succeed to and become vested with all the rights, powers, privileges, duties and obligations of the retiring Collateral Agent, and the retiring Collateral Agent shall be discharged from any further duties and obligations as Collateral Agent, as appropriate, under this Agreement, the Intercreditor Agreement and the Collateral Documents. The payment and indemnity obligations of the Obligors provided for in Section 11 shall survive any such removal or resignation in favor of the retiring Collateral Agent in respect of any matter arising during or after its tenure as Collateral Agent.

(b)	Vesting.

Upon the request of any successor Collateral Agent, at the expense of the Obligors, the Noteholders, the Obligors and the predecessor Collateral Agent shall promptly execute and deliver such instruments, conveyances, and assurances reflecting terms consistent with the terms hereof and the Collateral Documents then in effect for the purpose of more fully and certainly vesting and confirming in such successor Collateral Agent its interest in, and Liens upon, the Collateral and all rights, powers, duties, and obligations of the predecessor Collateral Agent hereunder and under the Collateral Documents, and the predecessor Collateral Agent shall also promptly assign and deliver to the successor Collateral Agent any Collateral subject to the Liens of the Collateral Documents that may then be in its possession.

(c)	Successors.

Any entity into which a Collateral Agent may be amalgamated or merged, or with which it may be consolidated, or any entity resulting from any amalgamation, merger or consolidation to which a Collateral Agent shall be a party, or any state or national bank or trust company in any manner succeeding to the corporate trust business of a Collateral Agent, as a whole or substantially as a whole, shall be the successor of such Collateral Agent hereunder if legally bound hereby as such successor, without the necessity for execution or filing of any paper or any further act on the part of any of the parties hereto, anything to the contrary contained herein notwithstanding.

11.	FEES; INDEMNITY.

(a)	Fees.

The Obligors shall pay all fees required to be paid to the Collateral Agent under the Fee Schedule attached hereto with respect to this Agreement at the times and in the amounts set forth therein.

(b)	Payment by Obligors.

The Obligors agree, jointly and severally, that they will pay all of the Collateral Agent’s fees for its services hereunder and will pay or reimburse the Collateral Agent upon its request for all expenses, disbursements and advances incurred or made by the Collateral Agent in the administration of its duties hereunder and under the Intercreditor Agreement and any of the Collateral Documents (including, without limitation, reasonable legal fees and expenses and the reasonable compensation of all Agent Professionals, Agent-Related Persons and other advisers, agents or experts employed or retained by the Collateral Agent pursuant to this Agreement). In addition to, and without limiting any other protection of, the Collateral Agent hereunder or otherwise by law, the Obligors shall, jointly and severally, indemnify the Agent-Related Persons for any and all liabilities, obligations, losses, damages, penalties, actions, claims, demands, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever that may be suffered by, imposed on, incurred by or asserted against any Agent-Related Person, whether groundless or otherwise, howsoever arising from or out of, or in any way related to the subject matter of, this Agreement, the Intercreditor Agreement, any Collateral Document or any of the Collateral or the performance or enforcement of any of the terms of any thereof, including fees and expenses of special counsel; provided that no Obligor shall be liable for any such payment to any Agent-Related Person to the extent the obligation to make such payment has been caused by such Agent-Related Person’s own gross negligence or wilful misconduct, as finally determined by a court of competent jurisdiction. All statements from the Collateral Agent or any other Person for obligations owing by the Obligors pursuant to the preceding sentence shall be sent to the Company in the first instance but may thereafter be sent to any Obligor if timely payment is not made. Any amount due under this Section 11(b) and unpaid 5 Business Days after request for such payment will bear interest from the expiration of such 5 Business Days at a rate per annum equal to two percent (2%) above the rate of interest publicly announced by The Bank of New York Mellon Corporation from time to time in New York City as its prime rate, payable on demand. All amounts so payable and the interest thereon will be payable out of any assets in the possession of the Collateral Agent and any other Collateral in priority to amounts owing to any and all other parties to this Agreement.

(c)	Survival.

The obligations of the Obligors under this Section 11 shall survive the payment in full of all of the other Noteholder Obligations, the resignation or removal of the Collateral Agent and the termination of this Agreement.

12.	COLLATERAL AGENT’S FUNDS NOT AT RISK.

For purposes of clarity, no provision of this Agreement, the Intercreditor Agreement or the Collateral Documents, and no request of any Noteholder or other Person shall require the Collateral Agent to expend or risk any of its own funds, or to take any legal or other action under this Agreement, the Intercreditor Agreement or the Collateral Documents which might, in its reasonable judgment, involve any expense or any financial or other liability unless the Collateral Agent shall be furnished with indemnification acceptable to it, acting reasonably, including the advance of funds sufficient in the judgment of the Collateral Agent to satisfy such liability, costs and expenses.

13.	INDEPENDENT CREDIT DECISIONS.

Each Noteholder acknowledges that it has, independently and without reliance upon the Collateral Agent or any other Noteholder and based upon such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and the other Transaction Documents to which it is a party. Each Noteholder also acknowledges that it will, independently and without reliance upon either the Collateral Agent or any other Noteholder and based upon such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Transaction Documents to which it is a party.

14.	DETERMINATION OF NOTEHOLDERS; SUBSEQUENT NOTEHOLDERS BOUND.

The Collateral Agent may deem and treat the payee of any promissory note or other evidence of indebtedness or obligation relating to any Noteholder Obligation as the owner thereof for all purposes hereof unless and until (i) a written notice of the assignment or transfer thereof signed by such payee and (ii) a written acknowledgment agreeing to be bound by the terms hereof and such other documents required by Section 15(d), each signed by the assignee or transferee, and in form reasonably satisfactory to the Collateral Agent, shall have been filed with the Collateral Agent. Any request, authority or consent of any Person who at the time of making such request or giving such authority or consent is the holder of any such note or other evidence of indebtedness or obligation, shall be conclusive and binding on any subsequent holder, transferee or assignee of such note or other evidence of indebtedness or obligation and of any note or notes or other evidences of indebtedness or obligation issued in exchange therefor.

15.	MISCELLANEOUS.

(a)	Notices.

All notices, requests and other communications shall have been duly given and shall be effective (a) when delivered by hand, (b) when transmitted via telecopy (or other facsimile device), (c) the Business Day following the day on which the same has been delivered prepaid to a reputable national overnight air courier service, or (d) the third Business Day following the day on which the same is sent by certified or registered mail, postage prepaid, in each case to the respective parties at the address or telecopy number as provided in the immediately succeeding sentence; provided, however, that if any notice is delivered on a day other than a Business Day, or after 5:00 P.M. (Eastern time) on any Business Day, then such notice shall not be effective until the next Business Day. For purposes hereof, the address of each party hereto and of each Obligor and its facsimile number (until written notice of a change thereof is delivered to the Collateral Agent, each Noteholder and each Obligor) shall be as set forth in Schedule I hereto, or at such other address as such party may specify by written notice to the other parties hereto. Notices to any Person that becomes a holder of Noteholder Obligations after the date hereof shall be given to such address or facsimile number of which such Person shall have given written notice to the Collateral Agent and the Obligors.

(b)	Amendments.

No provision of this Agreement, the Intercreditor Agreement or any Collateral Document may be amended or waived except by a writing signed by the Requisite Holders and the Collateral Agent; provided, however, that any amendment expanding the obligations or liabilities of any Obligor either hereunder or thereunder shall require such Obligor’s consent.

(c)	Conflicts with Collateral Documents and other Transaction Documents.

The Collateral Agent and the Noteholders agree that, if any provision of this Agreement is inconsistent with or contrary to any provisions in any of the Collateral Documents or the other Transaction Documents, the provisions of this Agreement shall prevail as between and among the Collateral Agent and the Noteholders.

(d)	Successors and Assigns.

This Agreement shall be binding upon, and inure to the benefit of, the Collateral Agent and the Noteholders and their respective successors and assigns and, with respect to the

Acknowledgment, the Obligors and their respective successors. If any Noteholder shall assign or transfer the Noteholder Obligations owing to it, it shall promptly so notify the Collateral Agent in writing. No Noteholder which assigns or transfers any Noteholder Obligations owing to it shall assign or transfer its benefits under the Collateral Documents without obtaining from the assignee or transferee and delivering to the Collateral Agent and the Noteholders a joinder agreement and an executed acknowledgment of the assignee or transferee agreeing to be bound by the terms hereof to the same extent as if it had been a Noteholder on the date hereof. Each assignee or transferee of any Noteholder Obligations shall take such Noteholder Obligations subject to the provisions of this Agreement and to any request made, waiver or consent given or other action taken or authorized hereunder by each previous holder of such Noteholder Obligations prior to the receipt by the Collateral Agent of written notice of such assignment or transfer; and, except as expressly otherwise provided in such notice, the Collateral Agent shall be entitled to assume conclusively that the assignee or transferee named in such notice shall thereafter be vested with all rights and powers as a Noteholder under this Agreement (and the Collateral Agent may conclusively assume that no Noteholder Obligations have been subject to any assignment or transfer other than transfers of which the Collateral Agent has received such a notice). Upon the written request of any Noteholder or the Company, the Collateral Agent will provide such Noteholder and the Company with copies of any written notices of transfer received pursuant hereto.

(e)	Continuing Effectiveness.

This Agreement shall continue to be effective among the Collateral Agent and the Noteholders even though a case or proceeding under any bankruptcy or insolvency law or any proceeding in the nature of a receivership, whether or not under any insolvency law, shall be instituted with respect to any Obligor or any portion of the property or assets of any Obligor, and all actions taken by the Collateral Agent with respect to the Collateral or by the Collateral Agent and the Noteholders with regard to such proceeding shall be determined by the Requisite Holders; provided, however, that nothing herein shall be interpreted to preclude any Noteholder from filing a proof of claim with respect to its Noteholder Obligations or from casting its vote, or abstaining from voting, for or against confirmation of a plan of reorganization in a case of bankruptcy, insolvency or similar law in its sole discretion.

(f)	Further Assurances.

Each party and each Obligor agrees to do such further acts and things and to execute and deliver such additional agreements, powers and instruments as necessary or as any Noteholder or the Collateral Agent may reasonably request to carry into effect the terms, provisions and purposes of this Agreement or to better assure and confirm unto the Collateral Agent or any of the other Noteholders its respective rights, powers and remedies hereunder.

(g)	Counterparts.

This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same agreement, and any of the parties hereto may execute this Agreement or the Acknowledgment by signing any such counterpart. Delivery of an executed counterpart of a signature page of this Agreement or the Acknowledgment by telecopy or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Agreement or the Acknowledgment.

(h)	Effectiveness.

This Agreement shall become effective immediately upon execution hereof by the Collateral Agent and the Noteholders, and upon execution of the Acknowledgment by the Obligors, and shall continue in full force and effect until 91 days following the date upon which all Noteholder Obligations are irrevocably paid and satisfied in full; provided that, if the Noteholder Obligations due and owing to a Noteholder have been paid and satisfied in full, then such Noteholder shall be deemed released from this Agreement without any further action being necessary. Any such released Noteholder shall give the Collateral Agent notice of such release but the failure to give such notice shall not affect such release.

(i)	Governing Law.

THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK EXCLUDING CHOICE-OF-LAW PRINCIPLES OF THE LAW OF SUCH STATE THAT WOULD PERMIT THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE.

(j)	Jurisdiction.

(i) Each party hereto irrevocably submits to the non-exclusive jurisdiction of any New York State or federal court sitting in the Borough of Manhattan, The City of New York, over any suit, action or proceeding arising out of or relating to this Agreement. To the fullest extent permitted by applicable law, each party hereto irrevocably waives and agrees not to assert, by way of motion, as a defense or otherwise, any claim that it is not subject to the jurisdiction of any such court, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

(ii) Nothing in this Section 15(j) shall limit any right that the Collateral Agent or any of the Noteholders may have to bring proceedings against any Obligor in the courts of any appropriate jurisdiction or to enforce in any lawful manner a judgment obtained in one jurisdiction in any other jurisdiction.

(iii) THE PARTIES HERETO HEREBY WAIVE TRIAL BY JURY IN ANY ACTION BROUGHT ON OR WITH RESPECT TO THIS AGREEMENT, THE NOTES OR ANY OTHER DOCUMENT EXECUTED IN CONNECTION HEREWITH OR THEREWITH.

(k)	Headings; Sections.

Headings of Sections of this Agreement have been included herein for convenience only and should not be considered in interpreting this Agreement. Unless stated otherwise in this

Agreement, references in this Agreement to Sections are references to Sections of this Agreement.

(l)	No Implied Beneficiaries.

Nothing in this Agreement (except Section 15(b)), expressed or implied, is intended or shall be construed to confer upon or give to any Person, other than the Noteholders and the Collateral Agent, any right, remedy or claim under or by reason of this Agreement or any covenant, condition or stipulation herein contained.

(m)	Severability.

If any provision of this Agreement shall be held or deemed to be, or shall in fact be, inoperative or unenforceable as applied in any particular case in any jurisdiction, or because it conflicts with any other provision or provisions hereof or with any constitution or statute or rule of public policy, or for any other reason, such circumstance shall not have the effect of rendering the provision in question inoperative or unenforceable in any other case or circumstance, or rendering any other provision herein contained invalid, inoperative or unenforceable to any extent whatsoever. Upon the determination that any term or other provision of this Agreement is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to give effect to their original intention as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the maximum extent possible.

(n)	Obligations Individual.

The obligations and representations and warranties of the Collateral Agent and each of the Noteholders herein are made by each of them individually. Nothing herein contained shall be construed as creating among the Noteholders, or among the Collateral Agent and the Noteholders, a partnership, joint venture or other joint association.

(o)	No Obligation to Extend Credit.

No provision of this Agreement shall be construed as obligating the Collateral Agent or any Noteholder to advance any monies or otherwise extend credit to any Obligor at any time.

(p)	Representations of Parties.

Each of the Noteholders and the Collateral Agent, severally and not jointly, represents and warrants to the other parties hereto that such party has all requisite power and capacity to execute, deliver and perform this Agreement and that the execution, delivery and performance of this Agreement has been duly authorized by all necessary action on the part of such party and that this Agreement constitutes the legal, valid and binding obligation of such party, enforceable against such party in accordance with its terms except as such enforceability may be limited by (i) bankruptcy, insolvency, reorganization or similar laws affecting the enforcement of creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or law).

(q)	Limitation of Liability Due to Forces Beyond Collateral Agent’s Control.

In no event shall the Collateral Agent be responsible or liable for any failure or delay in the performance of its obligations hereunder arising out of or caused by, directly or indirectly, forces beyond its control, including, without limitation, strikes, work stoppages, accidents, acts of war or terrorism, civil or military disturbances, nuclear or natural catastrophes or acts of God, and interruptions, loss or malfunctions of utilities, communications or computer (software and hardware) services; it being understood that the Collateral Agent shall use reasonable efforts which are consistent with accepted practices in the banking industry to resume performance as soon as practicable under the circumstances.

16.	THIRD PARTY AGREEMENTS.

(a)	Third Party Agreement Agent.

In the event that BNYMTCNA ceases, for any reason, to act as the Collateral Agent for the Noteholders hereunder and under the Collateral Documents and the Intercreditor Agreement, BNYMTCNA agrees

(i) to continue in force (A) all agreements of the type referred to in Sections 4(d) and 5(a) of the Security Agreement to which it is a party in respect of Real Property Collateral (the “Collateral Access Agreements”) and (B) all agreements of the type referred to in Section 5(a) of the Security Agreement which it is a party in respect of each deposit account, securities account or commodities account of any Obligor (the “Control Agreements”, and together with the Collateral Access Agreements, collectively, the “Third Party Agreements”; BNYMTCNA, in its capacity as agent solely for purposes of the Third Party Agreements, is referred to herein as the “Third Party Agreement Agent”), and

(ii) while it is acting as the Third Party Agreement Agent, to take such actions under any one or more Third Party Agreements as may be requested in writing by the Requisite Holders, provided that the Third Party Agreement Agent shall be excused from complying with any such request for the same reasons that the Collateral Agent would be excused from taking action in such capacity, as set forth in this Agreement, until the earlier of, (x) the expiration of 180 days after the date BNYMTCNA ceases to so act as Collateral Agent for the Noteholders, (y) the payment in full of all Noteholder Obligations and the release of all Liens in favor of the Noteholders or (z) the assignment of BNYMTCNA’s rights under each of the Third Party Agreements to a successor Collateral Agent (or other Person acceptable to the Requisite Holders) so that such successor Collateral Agent (or other Person) becomes effectively vested with all rights and remedies held by BNYMTCNA under each of the Third Party Agreements.

(b)	Indemnification of Third Party Agreement Agent.

The Third Party Agreement Agent shall be indemnified with respect to the Third Party Agreements to the same extent as the Collateral Agent is indemnified hereunder pursuant to Section 11 with respect to this Agreement.

[Remainder of page intentionally left blank; next page is signature page.]

IN WITNESS WHEREOF, the Collateral Agent and the Noteholders have executed or caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized, all as of the date first above written.

COLLATERAL AGENT:

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Collateral Agent

By:

Name:
Title:

NOTEHOLDERS:

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

By:

Name:
Title:	Vice President

PRUCO LIFE INSURANCE COMPANY

By:

Name:
Title:	Assistant Vice President

PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION

By:	Prudential Investment Management, Inc., as investment manager

By:
Name:
	Title:	Vice President

FERRY STREET I LLC

By:	Prudential Investment Management, Inc., as collateral manager

By:
Name:
	Title:	Vice President

PACIFIC LIFE INSURANCE COMPANY

By:

Name:
Title:

By:

Name:
Title:

TCM MPS SERIES FUND LP – Partners Series

By:	Troob Capital Management LLC, as general partner

By:
Name:
Title:

TCM MPS LTD SPC – Partners Segregated Portfolio

By:

Name:
Title:

ARCHVIEW INVESTMENT GROUP L.P. on behalf of, and acting solely in its capacity as investment manager to, ARCHVIEW FUND L.P. and ARCHVIEW MASTER FUND LTD.

By:

Name:
Title:

MARBLEGATE SPECIAL OPPORTUNITIES MASTER FUND LP

By:	Marblegate Asset Management LLC, its Investment Manager

By:
	Name:	Andrew Milgram
	Title:	Managing Partner

DEUTSCHE BANK SECURITIES INC.

By:

Name:
Title:

By:

Name:
Title:

CANTOR FITZGERALD & CO.

By:

Name:
Title:

[Signature Page to Collateral Agency Agreement]

ACKNOWLEDGMENT OF AND CONSENT AND AGREEMENT TO

COLLATERAL AGENCY AGREEMENT

Each of the undersigned Obligors, for good and valuable consideration (the sufficiency and receipt of which are hereby acknowledged):

(a)	acknowledges and consents to the terms and conditions of the Collateral Agency Agreement, dated as of January 30, 2012 (as amended, supplemented or otherwise modified from time to time, the “Collateral Agency Agreement,” capitalized terms used in this Acknowledgment of and Consent and Agreement to Collateral Agency Agreement having the respective meanings assigned to those terms, directly or by reference, in the Collateral Agency Agreement), among The Bank of New York Mellon Trust Company, N.A., in its capacity as Collateral Agent, and the noteholders parties thereto, and specifically:

(i)	consents and agrees to be bound by and to perform all of the obligations and agreements of such Obligor set forth in the Collateral Agency Agreement as if it were a party thereto; and

(ii)	acknowledges and agrees that it is not a third-party beneficiary of, and has no rights under, the Collateral Agency Agreement; and

(iii)	agrees that all notices and other communications to such Obligor in connection with the Collateral Agency Agreement shall be delivered pursuant to the terms of Section 15(a) of the Collateral Agency Agreement to such Obligor at the address set forth under its name on Schedule I hereto; and

(b)	acknowledges and agrees that additional Obligors may become parties to this Acknowledgment of and Consent and Agreement to Collateral Agency Agreement from time to time by executing a counterpart hereof and delivering the same to the Collateral Agent.

The Company and Pulitzer also agree for good and valuable consideration (the sufficiency and receipt of which are hereby acknowledged) to cause each Obligor so to execute and deliver a counterpart of this Acknowledgment of and Consent and Agreement to Collateral Agency Agreement upon such Person becoming an Obligor.

THIS ACKNOWLEDGMENT OF AND CONSENT AND AGREEMENT TO COLLATERAL AGENCY AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK EXCLUDING CHOICE-OF-LAW PRINCIPLES OF THE LAW OF SUCH STATE THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE.

IN WITNESS WHEREOF, each of the undersigned has caused this Acknowledgment of and Consent and Agreement to Collateral Agency Agreement to be executed by its duly authorized officer.

COMPANY:

ST. LOUIS POST-DISPATCH LLC

By:	Pulitzer Inc., Managing Member

By:
	Name:	Carl G. Schmidt
	Title:	Treasurer

PULITZER:

PULITZER INC.

By:

Name:	Carl G. Schmidt
Title:	Treasurer

[Signature Page to Acknowledgment of and Consent and Agreement to Collateral Agency Agreement]

SUBSIDIARY GUARANTORS:

FLAGSTAFF PUBLISHING CO.
HANFORD SENTINEL INC.
KAUAI PUBLISHING CO.
NAPA VALLEY PUBLISHING CO.
NIPC, INC.
NORTHERN LAKES PUBLISHING CO.
PANTAGRAPH PUBLISHING CO.
PULITZER MISSOURI NEWSPAPERS, INC.
PULITZER NEWSPAPERS, INC.
PULITZER TECHNOLOGIES, INC.
PULITZER UTAH NEWSPAPERS, INC.
SANTA MARIA TIMES, INC.
SOUTHWESTERN OREGON PUBLISHING CO.
STAR PUBLISHING COMPANY
YNEZ CORPORATION

By:

Name:	C. D. Waterman III
Title:	Secretary

[Signature Page to Acknowledgment of and Consent and Agreement to Collateral Agency Agreement]

FAIRGROVE LLC

By:	ST. LOUIS POST-DISPATCH LLC, Managing Member

By:
	Name:	C. D. Waterman III
	Title:	Secretary

NVPC LLC

By:	NAPA VALLEY PUBLISHING CO., Managing Member

By:
	Name:	C. D. Waterman III
	Title:	Secretary

STL DISTRIBUTION SERVICES LLC SUBURBAN JOURNALS OF GREATER ST. LOUIS LLC PULITZER NETWORK SYSTEMS LLC

By:	PULITZER INC., Managing Member

By:
	Name:	C. D. Waterman III
	Title:	Secretary

HOMECHOICE, LLC SHTP LLC

By:	PULITZER NEWSPAPERS, INC., Managing Member

By:
	Name:	C. D. Waterman III
	Title:	Secretary

[Signature Page to Acknowledgment of and Consent and Agreement to Collateral Agency Agreement]

SOPC LLC

By:	SOUTHWESTERN OREGON PUBLISHING CO.,
Managing Member

By:
	Name:	C. D. Waterman III
	Title:	Secretary

NLPC LLC

By:	NORTHERN LAKES PUBLISHING CO., Managing Member

By:
	Name:	C. D. Waterman III
	Title:	Secretary

HSTAR LLC

By:	PANTAGRAPH PUBLISHING CO., Managing Member

By:
	Name:	C. D. Waterman III
	Title:	Secretary

[Signature Page to Acknowledgment of and Consent and Agreement to Collateral Agency Agreement]

Schedule I

Addresses of Obligors, Collateral Agent and Noteholders

Address of Collateral Agent:

The Bank of New York Mellon Trust Company, N.A.

Corporate Trust (Jacksonville)

10161 Centurion Parkway North, 2nd Floor

Jacksonville, Florida 32256

Attn: Geraldine Creswell, Vice President

Telephone: 904-998-4724

Facsimile: 904-645-1921

Email: geri.creswell@bnymellon.com

Addresses of Noteholders:

The Prudential Insurance Company of America

c/o Prudential Capital Group

2200 Ross Avenue, Suite 4200E

Dallas, TX 75201

Attention: William H. Bulmer, Esq.

Telephone: 214-720-6204

Facsimile: 214-720-6296

Email: william.bulmer@prudential.com

Pruco Life Insurance Company

c/o Prudential Capital Group

2200 Ross Avenue, Suite 4200E

Dallas, TX 75201

Attention: William H. Bulmer, Esq.

Telephone: 214-720-6204

Facsimile: 214-720-6296

Email: william.bulmer@prudential.com

Prudential Annuities Life Assurance Corporation

c/o Prudential Capital Group

2200 Ross Avenue, Suite 4200E

Dallas, TX 75201

Attention: William H. Bulmer, Esq.

Telephone: 214-720-6204

Facsimile: 214-720-6296

Email: william.bulmer@prudential.com

Schedule I-1

Ferry Street I LLC

c/o Prudential Capital Group

2200 Ross Avenue, Suite 4200E

Dallas, TX 75201

Attention: William H. Bulmer, Esq.

Telephone: 214-720-6204

Facsimile: 214-720-6296

Email: william.bulmer@prudential.com

Pacific Life Insurance Company

700 Newport Center Drive

Newport Beach, CA 92660-6397

Attention: Chris Dallas, Esq.

Telephone: 949-219-6703

Facsimile: 949-219-3706

Email: cdallas@pacificlife.com

Marblegate Special Opportunities Master Fund LP

c/o Marblegate Asset Management LLC

80 Field Point Road, Suite 101

Greenwich, CT 06830

Attention: Jared Golub

Telephone: 203-413-6903

Facsimile: 203-413-6938

Email: jared@marblegate.com

Archview Fund L.P.

c/o Archview Investment Group

70 East 55th Street, 14th Floor

New York, NY 10022

Attention: Michael Triolo, Director of Operations

Telephone: 212-728-2550

Facsimile: 212-728-2599

Email: notices@archviewlp.com

Archview Master Fund Ltd.

c/o Archview Investment Group

70 East 55th Street, 14th Floor

New York, NY 10022

Attention: Michael Triolo, Director of Operations

Telephone: 212-728-2550

Facsimile: 212-728-2599

Email: notices@archviewlp.com

Schedule I-2

TCM MPS SERIES FUND LP – Partners Series

c/o Troob Capital Management LLC

777 Westchester Avenue, Suite 203

White Plains, NY 10604

Attention: Anita Spahrmann

Telephone: 914-694-5777

Facsimile: 914-694-5775

Email: Spahrmann@Troobcapital.com

Attention: Shane Wolford

Email: Wolford@Troobcapital.com

TCM MPS LTD SPC – Partners Segregated Portfolio

c/o Troob Capital Management LLC

777 Westchester Avenue, Suite 203

White Plains, NY 10604

Attention: Anita Spahrmann

Telephone: 914-694-5777

Facsimile: 914-694-5775

Email: Spahrmann@Troobcapital.com

Attention: Shane Wolford

Email: Wolford@Troobcapital.com

Deutsche Bank Securities Inc.

c/o Deutsche Bank

Attn: Matthew Weinstein / 3rd Floor

60 Wall Street

New York, NY 10005

Attention: Matthew Weinstein

Telephone: 212-250-5760

Facsimile: 1-212-797-4666

Email: matthew.weinstein@db.com

Cantor Fitzgerald & Co.

900 West Trade Street, Suite 725

Charlotte, North Carolina 28202

Attention: Jonathan Barnes

Telephone: 704.374.0717

Facsimile: 917.677.8475

Email: CAction@cantor.com

Schedule I-3

Addresses of Obligors:

St. Louis Post-Dispatch LLC

201 N. Harrison Street, Suite 600

Davenport, IA 52801

Attention: Vice President, Chief Financial Officer and Treasurer

Telephone: 563-383-2179

Facsimile: 563-328-4322

Email: carl.schmidt@lee.net

With copy to:  Lane & Waterman LLP

       220 N. Main St., Suite 600

       Davenport, IA 52801

       Attention: C. D. Waterman III

       Telephone: 563-333-6608

       Facsimile: 563-324-1616

       Email: dwaterman@l-wlaw.com

Pulitzer Inc.

201 N. Harrison Street, Suite 600

Davenport, IA 52801

Attention: Vice President, Chief Financial Officer and Treasurer

Telephone: 563-383-2179

Facsimile: 563-328-4322

Email: carl.schmidt@lee.net

With copy to:  Lane & Waterman LLP

       220 N. Main St., Suite 600

       Davenport, IA 52801

       Attention: C. D. Waterman III

       Telephone: 563-333-6608

       Facsimile: 563-324-1616

       Email: dwaterman@l-wlaw.com

Subsidiary Guarantors

c/o Pulitzer Inc.

201 N. Harrison Street, Suite 600

Davenport, IA 52801

Attention: Vice President, Chief Financial Officer and Treasurer

Telephone: 563-383-2179

Facsimile: 563-328-4322

Email: dwaterman@l-wlaw.com

With copy to:  Lane & Waterman LLP

       220 N. Main St., Suite 600

       Davenport, IA 52801

       Attention: C. D. Waterman III

       Telephone: 563-333-6608

Schedule I-4

       Facsimile: 563-324-1616

       Email: dwaterman@l-wlaw.com

Schedule I-5

Fee Schedule

See attached

Fee Schedule

EXECUTION COPY

GRANT OF SECURITY INTEREST

(COPYRIGHTS)

THIS GRANT OF SECURITY INTEREST (COPYRIGHTS) is dated as of January 30, 2012 between [ASSIGNOR’S NAME], a [State] [Type of Organization] having its chief executive office at [Address] (the “Assignor”), and THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., having a representative office at 10161 Centurion Parkway North, 2nd Floor, Jacksonville, Florida 32256, in its capacity as the Collateral Agent on behalf and for the benefit of the Secured Parties (in such capacity, the “Assignee”). Capitalized terms used, but not otherwise defined herein, shall have the meanings given to such terms in the Security Agreement (as defined below).

WHEREAS, reference is made to that certain Note Agreement, dated as of January 30, 2012 (as the same from time to time hereafter may be amended, restated, supplemented or otherwise modified, the “Note Agreement”) by and among [the Assignor][the Borrower] and the Purchasers named therein, pursuant to which, subject to the terms and conditions set forth therein, [the Assignor][the Borrower] issued the Notes to such Purchasers.

WHEREAS, reference is also made to that certain Guaranty Agreement, dated as of January 30, 2012 (as the same from time to time hereafter may be amended, restated, supplemented or otherwise modified, the “Guaranty Agreement”) made by [the Assignor][the Company] in favor of the Secured Parties, pursuant to which, subject to the terms and conditions set forth therein, [the Assignor][the Company] guaranteed the full, complete and final payment and performance of the “Guaranteed Obligations” as defined in the Guaranty Agreement.

WHEREAS, reference is also made to that certain Subsidiary Guaranty Agreement, dated as of January 30, 2012 (as the same from time to time hereafter may be amended, restated, supplemented or otherwise modified, the “Subsidiary Guaranty Agreement”) made by each Initial Subsidiary Grantor in favor of the Secured Parties, pursuant to which, subject to the terms and conditions set forth therein, [the Assignor and] such [other] Persons have, among other things, guaranteed the full, complete and final payment and performance of the “Guaranteed Obligations” as defined in the Subsidiary Guaranty Agreement.

WHEREAS, pursuant to the terms of a Security Agreement, dated as of January 30, 2012 (as the same from time to time hereafter may be amended, restated, supplemented or otherwise modified, the “Security Agreement”), in favor of the Assignee on behalf of and for the benefit of the Secured Parties, the Assignor has granted to the Assignee a security interest in all of the Assignor’s right, title and interest, whether presently existing or hereafter arising or acquired, in, to and under all of the Collateral.

WHEREAS, the Secured Parties are willing to enter into the Note Agreement and the other Transaction Documents and otherwise make, extend and maintain certain financial accommodations to and for the benefit of the Assignor, but only upon the condition, among others, that the Assignor shall grant a security interest in and assign for security purposes (and not as an absolute assignment) in favor of and to the Assignee, on behalf of and for the benefit of the Secured Parties, in and to, all of Assignor’s right, title and interest in and to all Copyrights (as described below) to secure its payment and performance of the Secured Obligations.

NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, as collateral security for the prompt and complete payment and performance when due of the Secured Obligations, the Assignor hereby represents, warrants, covenants and agrees as follows:

As security for the full, complete and final payment and performance when due (whether at stated maturity, by acceleration or otherwise) of all the Secured Obligations and in order to induce the Assignee and the Secured Parties to enter into the Transaction Documents and to make, extend and maintain the credit to and for the benefit of the Assignor upon the terms and subject to the conditions thereof, Assignor hereby mortgages, pledges and hypothecates to the Assignee, on behalf of and for the benefit of the Secured Parties, and hereby grants to the Assignee, on behalf of and for the benefit of the Secured Parties, a security interest in and to all of Assignor’s respective right, title and interest in, to and under all Copyrights, including, without limitation, each registered and unregistered copyright, and each application for registration of any Copyright listed on Schedules A and B hereto, including, without limitation, all proceeds thereof (such as, by way of example but not by way of limitation, license royalties and proceeds of infringement suits), the right to sue for past, present and future infringements, all rights corresponding thereto throughout the world and all continuations, renewals and extensions thereof.

The Assignee does hereby further acknowledge and affirm that the rights and remedies of the Assignee with respect to the assignment of, and security interest in, the Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are hereby incorporated herein by reference.

Following the termination of the Security Agreement in accordance with its terms, the security interest in the Copyrights and any and all financing statements filed on behalf of the Assignee will be automatically terminated, released, and/or reassigned to the Assignor, and, on the terms and conditions set forth in the Security Agreement, the Assignee will execute, acknowledge and deliver to each Assignor such instruments as may be reasonably requested to evidence such termination, release, and/or reassignment.

In the event of a conflict between the terms of this Grant of Security Interest (Copyrights) and the terms of the Security Agreement, the terms of the Security Agreement shall prevail.

IN WITNESS WHEREOF, each of the parties has caused this Grant of Security Interest (Copyrights) to be duly executed by its officer(s) thereunto duly authorized as of the date first written above.

ASSIGNOR:

[ASSIGNOR’S NAME], a [State] [Type of Organization]

By:

Name:

Title:

ASSIGNEE:

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as the Assignee

By:

Name:

Title:	Vice President

SCHEDULE A

U.S. COPYRIGHTS

Registration No.	Copyright	Registration Date

SCHEDULE B

PENDING U.S. COPYRIGHTS

Application No.	Copyright	Application Date

SPACE ABOVE LINE RESERVED FOR OFFICIAL RECORDER’S USE

1. Title of Document:	Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing

2. Date of Document:	January 30, 2012

3. Grantor:	St. Louis Post-Dispatch LLC,
a Delaware limited liability company

4. Grantee/Beneficiary:	The Bank of New York Mellon Trust Company, N.A.,
a national banking association
in its capacity as collateral agent

5. Statutory Mailing: Addresses	Grantor: St. Louis Post-Dispatch LLC
900 N. Tucker Avenue
St. Louis, Missouri, 63101

Grantee/Beneficiary:
The Bank of New York Mellon Trust Company, N.A.
10161 Centurion Parkway, N.
Jacksonville, Florida 32256

6. Legal Description:	See Exhibit A attached to the document, page 33.

7. Reference to Book and Page:	N/A

Recording requested by, and when recorded mail to:

Bingham McCutchen LLP

One State Street

Hartford, Connecticut 06103

Attn: H. Scott Miller, Esq.

THIS DEED OF TRUST, SECURITY AGREEMENT AND FIXTURE FILING SECURES FUTURE ADVANCES

AND FUTURE OBLIGATIONS AND SHALL BE GOVERNED BY SECTION 443.055 R.S.MO., AS

AMENDED FROM TIME TO TIME. THE TOTAL FACE AMOUNT OF THE PRESENT AND FUTURE

ADVANCES AND OBLIGATIONS WHICH MAY BE SECURED HEREBY IS $131,355,000, PLUS ANY

ADDITIONAL AMOUNTS WHICH MAY BE SECURED HEREBY UNDER THE PROVISIONS OF SECTION

443.055 R.S.MO., AS AMENDED.

DEED OF TRUST, ASSIGNMENT OF RENTS AND LEASES, SECURITY

AGREEMENT AND FIXTURE FILING

This Deed of Trust, Assignment of Rents and Leases, Security Agreement and Fixture Filing (as amended, extended, restated, renewed, consolidated, spread or otherwise modified from time to time, this “Deed of Trust”), dated as of January 30, 2012, is executed by ST. LOUIS POST-DISPATCH LLC a Delaware limited liability company (“Grantor”), whose address is 900 North Tucker Boulevard, St. Louis, Missouri 63101 as Grantor, in favor of RICHARD L. MARTIN, ESQ., an individual (“Trustee”), whose address is 1044 Main Street # 900, Kansas City, Missouri 64105, as Trustee, for the benefit of THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., a national banking association, as Collateral Agent (in such capacity, “Beneficiary”), for the benefit of certain holders of Notes (as defined below), as the same may be from time to time (each a “Noteholder”, and collectively the “Noteholders”) that are parties to the Note Agreement (as defined below), the Beneficiary’s address being 10161 Centurion Parkway, N., Jacksonville, Florida 32256.

RECITALS:

WHEREAS, Grantor is the fee owner of the real property and improvements described in Exhibit A attached hereto;

WHEREAS, Grantor and the Noteholders have entered into that certain Note Agreement dated as of January 30, 2012 (as so amended and as the same may be further amended, restated, supplemented or otherwise modified from time to time, the “Note Agreement”), whereby the Noteholders have agreed to purchase the Grantor’s senior guaranteed promissory notes due December 15, 2015 the aggregate maximum principal amount of which may at any time be outstanding is One Hundred Thirty-One Million Three Hundred Fifty-Five Dollars ($131,355,000.00) (as amended, extended, renewed, consolidated, spread or otherwise modified from time to time, the “Notes”, such term to include any such notes issued in substitution or exchange therefor pursuant to the Note Agreement);

WHEREAS, the Beneficiary and the Noteholders have entered into that certain Collateral Agency Agreement, dated as of even date herewith (the “Collateral Agency Agreement”), as acknowledged by and consented to by Grantor and certain of its affiliates, pursuant to which the Noteholders requested that the Beneficiary act as the Collateral Agent for and on behalf of the Noteholders with respect to the Collateral, and pursuant to which the Beneficiary has agreed to this request;

WHEREAS, Grantor, pursuant to the Note Agreement, has agreed to execute and deliver this Deed of Trust to Trustee, for the benefit of Beneficiary, as Collateral Agent for the Noteholders, as security for the aggregate indebtedness and other obligations from time to time owing by Grantor under or in respect of the Notes, the Note Agreement and the other documents, certificates and agreements executed in connection therewith prior to, on or after the date hereof, whether now existing or hereafter arising and whether consisting of principal, interest, late charges, fees, reimbursements, costs, expenses, indemnities, premium, yield-maintenance amounts or any other amounts whatsoever (including, without limitation, all payments made by the Grantor pursuant to the Collateral Agency Agreement (including all interest payable in respect of such payments)), however said indebtedness or other obligation may be amended, extended, renewed, consolidated, increased in amount or otherwise modified from time to time (said aggregate present and future indebtedness and other obligations hereinafter referred to as the “Indebtedness”), and as security for the keeping, performance and observance of, and compliance with, all covenants, agreements, conditions and other provisions required to be kept, performed, observed and complied with by Grantor from time to time pursuant to or in connection with the Note Agreement; and

WHEREAS, Grantor is receiving a good and valuable benefit, the sufficiency and receipt of which is hereby acknowledged, from the Noteholders entering into the Note Agreement with Grantor. Capitalized terms used herein and not otherwise defined shall have the meaning given to them in the Note Agreement. The provisions set forth below are subject to the provisions set forth in Appendix I attached hereto.

1.	Assignment in Trust with Power of Sale.

For good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Grantor does hereby irrevocably GRANT, BARGAIN AND SELL, CONVEY AND CONFIRM to Trustee, IN TRUST, WITH POWER OF SALE, AND WITH RIGHT OF ENTRY AND POSSESSION, for the benefit of Beneficiary for the benefit of the Noteholders, as security for the obligations described below, all of Grantor’s right, title and interest, whether now existing or hereafter acquired, in and to all of the following (collectively, the “Property”):

1.1. That certain real property (the “Land”) in the County of St. Louis, State of Missouri, described in Exhibit A attached hereto and incorporated herein by this reference.

1.2. All buildings, landscaping and other improvements now or hereafter located on, acquired or appurtenant to the Land, including without limitation the Fixtures (as defined below) (collectively, the “Improvements”).

1.3. All easements, rights-of-way, licenses and other rights now or hereafter used in connection with the Property or as a means of access thereto, including without limitation: water and water rights, and shares of stock evidencing the same; trackage agreement rights; rights to use common drive entries; rights relating to land within the right-of-way of adjoining streets; rights in or to sidewalks, alleys and strips and gores of land adjoining or used in connection with the Property; air rights; development rights and credits; and tenements, hereditaments and other appurtenances of and to the Property.

1.4. All fixtures and goods that are or are to become fixtures now or hereafter located on, attached to, installed in or used in connection with the Property (collectively, the “Fixtures”), including without limitation all partitions, generators, screens, awnings, boilers, furnaces, pipes, plumbing, elevators, cleaning, call and sprinkler systems, fire extinguishing machinery and equipment, water tanks, heating, ventilating, air conditioning and air cooling machinery and equipment, gas and electric machinery and equipment and other appliances, machinery and equipment and other fixtures of every nature.

1.5. All oil, gas and other mineral rights relating to the Property, and all royalty, leasehold and other rights pertaining thereto.

1.6. All of Grantor’s right, title and interest as landlord or tenant in and to all leases and subleases relating to any portion of the Property, including without limitation all advance rentals, security deposits and any other deposits (but not including the Rents, as defined and separately assigned in Section 3.1 hereof).

1.7. All deposits made with and other security given to utility companies by Grantor in connection with the Property, and all reserves, escrow and impounds, and all claims in law and equity that relate to the Property.

1.8. All greater right, title and interest hereafter acquired by Grantor in or to the Property, and all options relating to such property (whether Grantor is optionor or optionee).

1.9. All rights to proceeds of property, liability, rent abatement, business interruption and other insurance relating to the ownership or operation of the Property, and all awards made for the taking by eminent domain (or by any proceeding in lieu thereof) of any portion of the Property, including awards relating to changes in grade of streets or for severance damages (“Condemnation Awards”).

1.10. All other agreements, such as construction contracts, architects’ agreements, engineers’ contracts, utility contracts, maintenance agreements, management agreements, service contracts, listing agreements, guaranties, warranties, permits, licenses, certificates and entitlements in any way relating to the construction, use, occupancy, operation, maintenance, enjoyment or ownership of the Property (the “Property Agreements”).

1.11. All rights, privileges, tenements, hereditaments, rights-of-way, easements, appendages and appurtenances appertaining to the foregoing.

1.12. All property tax refunds, utility refunds and rebates, earned or received at any time, relating to the Property (the “Tax Refunds”).

1.13. All insurance policies, unearned premiums therefor and proceeds from such policies covering any of the above property now or hereafter acquired by Grantor (the “Insurance”).

1.14. All of Grantor’s rights to appear in and defend any action or proceeding brought with respect to the Property and to commence any action or proceeding to protect the interest of Grantor in the Property.

1.15. All additions and accretions to any of the foregoing.

2.	Obligations Secured.

This Deed of Trust secures the performance of each of the following obligations (collectively, the “Secured Obligations”):

2.1. the payment of all Indebtedness;

2.2. each of Grantor’s obligations hereunder and all other existing and future obligations to Beneficiary and the Noteholders under the Note Agreement, the Notes and all other documents, certificates and agreements executed in connection therewith prior to, on or after the date hereof;

2.3. any and all amendments, renewals, extensions and other modifications of any of the foregoing; and

2.4. reimbursement of all amounts advanced by or on behalf of Beneficiary or any Noteholder to protect Beneficiary’s and the Noteholders’ interests under this Deed of Trust.

3.	Assignment of Rents and Profits.

3.1. Absolute Assignment

Grantor hereby absolutely and irrevocably assigns to Beneficiary for the benefit of the Noteholders all of its right, title and interest in and to all rents, issues, profits, royalties, income and other proceeds and similar benefits derived from the Property (collectively, the “Rents”), and hereby irrevocably appoints Beneficiary its true and lawful attorney-in-fact, at Beneficiary’s option at any time, to demand, receive and enforce payment, to give receipts, releases and satisfactions, and to sue, either in Grantor’s name, the Noteholders’ names or in Beneficiary’s name, for all Rents.

3.2. License to Collect

Notwithstanding the foregoing assignment of the Rents, so long as no Event of Default (as defined below) has occurred and is continuing, Grantor shall have a license to collect all Rents (but no more than one month in advance), and to retain and enjoy the same.

3.3. Collection and Application of Rents by Beneficiary

While any Event of Default remains uncured, (a) Grantor’s license to collect the Rents shall automatically terminate, without notice, (b) Beneficiary may at any time, without notice, in person, by agent or by court-appointed receiver, and without regard to the adequacy of any security for the Secured Obligations, enter upon any portion of the Property and/or, with or without taking possession thereof, in its own name or the Noteholders’ names sue for or otherwise collect the Rents (including past due amounts), and (c) promptly following demand by Beneficiary therefor, Grantor shall deliver to Beneficiary, for the benefit of the Noteholders, all prepaid Rents, deposits relating to Rents, and all other Rents then held by or thereafter collected by Grantor. All Rents collected by or delivered to Beneficiary may only be applied by Beneficiary against the Secured Obligations, in such order as Beneficiary shall determine in its absolute discretion. No application of Rents against any Secured Obligations or other action taken by Beneficiary or any Noteholder under this Section 3 shall be deemed to cure or waive any Event of Default, or to invalidate any other action taken in response to such Event of Default, or to make Beneficiary or the Noteholders a mortgagee-in-possession of the Property.

3.4. Further Assignments

Upon demand by Beneficiary from time to time, Grantor shall promptly execute and deliver to Beneficiary, for the benefit of the Noteholders, in form and substance reasonably satisfactory to Beneficiary, recordable assignments of Grantor’s interest in any leases, subleases, contracts, licenses, permits and other documents and agreements to which Rents relate; provided however, that no such assignment shall be construed to impose upon Beneficiary or any Noteholder any obligation with respect thereto.

3.5. Termination

The assignment of the Rents to Beneficiary hereunder shall terminate and be of no further force and effect following the satisfaction in full of all Secured Obligations.

3.6. Assigned Leases

Except as otherwise agreed in writing by Beneficiary from time to time, the following shall apply to each lease and sublease of any portion of the Property (collectively, the “Assigned Leases”) with respect to which any portion of the landlord’s interest is assigned to Beneficiary and/or Trustee under this Deed of Trust:

(a) Grantor shall promptly perform all of its obligations as landlord under each Assigned Lease, and shall immediately notify Beneficiary in writing of any notice of default received by Grantor from the tenant thereunder.

(b) Grantor shall diligently enforce the performance of all of the obligations of the tenant under each Assigned Lease and shall not waive any default or waive, release or discharge any such tenant of or from any such obligation.

(c) Grantor shall not collect the Rents (or any other amounts) due under any Assigned Lease more than one month in advance of the date due.

(d) Grantor hereby irrevocably authorizes and directs the tenants under all Assigned Leases to pay all amounts owing to Grantor thereunder to Beneficiary, for the benefit of the Noteholders, following receipt of any written notice from Beneficiary which states that an Event of Default remains uncured and that all such amounts are to be paid to Beneficiary. Grantor further authorizes and directs all such tenants to pay all such amounts to Beneficiary, for the benefit of the Noteholders, without any right or obligation to inquire as to the validity of Beneficiary’s notice and regardless of the fact that Grantor has notified any such tenants that Beneficiary’s notice is invalid or has then directed any such tenants not to pay such amounts to Beneficiary.

(e) Upon the foreclosure of this Deed of Trust, no Assigned Lease shall be destroyed or terminated by application of the doctrine of merger or as a matter of law unless Beneficiary, any Noteholder or any purchaser at such foreclosure sale so elects. No act by or on behalf of Beneficiary or any such purchaser shall constitute a termination of any Assigned Lease unless Beneficiary or such purchaser gives written notice thereof to the applicable tenant or subtenant.

(f) Grantor hereby represents and warrants to Beneficiary and the Noteholders, with respect to each Assigned Lease that is presently in effect (collectively, the “Current Assigned Leases”), (i) that Grantor has delivered to Beneficiary a true and complete copy of each Current Assigned Lease, together with all modifications and a rent roll with respect to all Current Assigned Leases; (ii) that Grantor has not accepted any payment of rent (or other charge except any tenant security deposits and advances or prepaid rents in accordance with the provisions of any of the Assigned Leases) under any Current Assigned Lease more than thirty (30) days prior to the due date of such payment; and (iii) that, to the best of Grantor’s knowledge, no material default by Grantor or any other person under any Current Assigned Lease remains uncured.

3.7. Perfection Upon Recordation

Grantor acknowledges that Beneficiary and Trustee have taken all actions necessary to obtain, and that upon recordation of this Deed of Trust Beneficiary and Trustee shall have, to the extent permitted under applicable law, a valid and fully perfected, first priority, present assignment of the Rents arising out of the Assigned Leases and all security for such Assigned Leases. Grantor acknowledges and agrees that upon recordation of this Deed of Trust, Trustee’s and Beneficiary’s interest in the Rents shall be deemed to be fully perfected, “choate” and enforced as to Grantor and all third parties, including, without limitation, any subsequently appointed trustee in any case under Title 11 of the United States Code (the “Bankruptcy Code”), without the necessity of commencing a foreclosure action with respect to this Deed of Trust, making formal demand for the Rents, exercising Beneficiary’s rights under the assignment of Rents provided in this Section 3 in favor of Beneficiary and the Noteholders pursuant to this Deed of Trust, obtaining the appointment of a receiver or taking any other affirmative action.

3.8. Bankruptcy Provisions

Without limitation of the absolute nature of the assignment of the Rents hereunder, Grantor, Trustee and Beneficiary agree that (a) this Deed of Trust shall constitute a “security agreement” for purposes of Section 552(b) of the Bankruptcy Code, (b) the security interest created by this Deed of Trust extends to property of Grantor acquired before the commencement of a case in bankruptcy and to all amounts paid as Rents and (c) such security interest shall extend to all Rents acquired by the debtor’s estate after the commencement of any case in bankruptcy.

3.9. No Merger of Estates

So long as part of the Secured Obligations secured hereby remains unpaid and undischarged, the fee and leasehold estates to the Property shall not merge, but shall remain separate and distinct, notwithstanding the union of such estates either in Grantor, Beneficiary, any tenant or any third party by purchase or otherwise.

4.	Security Agreement

4.1. Security Interest

This Deed of Trust constitutes a “security agreement” with respect to the Fixtures, Assigned Leases, Rents, Property Agreements, Tax Refunds, Proceeds (as defined herein), Insurance and Condemnation Awards (the “Collateral”). To this end, Grantor grants to Beneficiary a first and prior security interest in the Collateral and further affirms its grant of all other Property which is personal property (“Personal Property”) pursuant to that certain Security Agreement of even date herewith, to secure the payment and performance of the Secured Obligations, and agrees that Beneficiary shall have all the rights and remedies of a secured party under the UCC with respect to such property. Any notice of sale, disposition or other intended action by Beneficiary with respect to Collateral sent to Grantor at least ten (10) days prior to any action under the UCC shall constitute reasonable notice to Grantor.

4.2. Financing Statements

Grantor shall execute and deliver to Beneficiary, in form and substance satisfactory to Beneficiary, such financing statements and such further assurances as Beneficiary may, from time to time, reasonably consider necessary to create, perfect and preserve Beneficiary’s security interest hereunder and Beneficiary may cause such statements and assurances to be recorded and filed, at such times and places as may be required or permitted by law to so create, perfect and preserve such security interest. Grantor’s state of organization is the State of Delaware.

4.3. Fixture Filing

This Deed of Trust shall also constitute a “fixture filing” for the purposes of the UCC against all of the Property constituting goods that are or are to become fixtures. The name of the debtor is St. Louis Post-Dispatch LLC and the name of the secured party is The Bank of New York Mellon Trust Company, N.A., as Collateral Agent. The address of Grantor set forth in the initial paragraph of this Deed of Trust and is a mailing address for the debtor, and the address of Beneficiary set forth in the initial paragraph of this Deed of Trust is a mailing address for the secured party. The debtor is an organization, the type of organization for the debtor is a limited liability company, the jurisdiction for the debtor is the State of Delaware, and the organizational identification number for the debtor is 3211374. This Deed of Trust covers goods that are or are to become fixtures related to the Property. Grantor is the record owner of the Property.

5.	Maintenance, Operation, Preservation and Repair of Property

Grantor shall maintain the Property (and all abutting grounds, sidewalks, roads, parking and landscape areas) in good condition and repair (other than ordinary wear and tear), shall operate the Property in a businesslike manner, shall use its best efforts to preserve and protect both its own and Beneficiary’s and the Noteholders’ interests in connection with the Property, shall not commit or permit any waste or deterioration of the Property, shall not abandon any portion of the Property, and shall not otherwise act, or fail to act, in such a way as to unreasonably increase the risk of any damage to the Property or of any other impairment of Beneficiary’s or the Noteholders’ interests hereunder. Without limiting the generality of the foregoing, and except as otherwise agreed by Beneficiary in writing from time to time, Grantor shall promptly and faithfully perform and observe each of the following provisions:

5.1. Alterations and Repair

Grantor shall not remove, demolish or materially alter any Improvement, except to make non-structural repairs that preserve or increase the Property’s value. Grantor shall promptly restore, in a good and workmanlike manner, any Improvement (or other aspect of the Property) that is damaged or destroyed from any cause, and shall diligently complete, in a good and workmanlike manner, any Improvement constructed by Grantor from time to time.

5.2. Compliance with Laws

Grantor shall comply with all applicable federal, state and local laws, rules, regulations, codes and administrative and judicial decisions applicable to the Property, shall not permit any act on or with respect to the Property in violation of any of the foregoing, and shall obtain and maintain in effect all licenses, permits, exemptions, approvals and other authorizations required by law in connection with the ownership and operation of the Property.

5.3. Compliance with Rights of Third Parties

Grantor shall comply with all covenants, conditions, restrictions, easements and rights of way, and all other contract and other rights of third parties relating to the Property, including without limitation all leases and subleases under which Grantor is a landlord or tenant.

5.4. Changes in Property Restrictions

Grantor shall not initiate, join in or consent to any change in any applicable zoning ordinance, general plan or similar law, or to any private restrictive covenant or any similar public or private restriction or obligation with respect to the Property without Beneficiary’s consent.

5.5. Taxes and Impositions

Grantor shall pay, prior to delinquency, all of the following (collectively, the “Impositions”): (i) all general and special real property taxes and assessments imposed on the Property; (ii) all other taxes and assessments of every kind that are assessed upon the Property (or upon the owner and/or operator of the Property) and that create or may create a lien upon the Property (or upon any personal property or fixture used in connection with the Property), including without limitation non-governmental levies and assessments imposed in connection with covenants, conditions or restrictions; (iii) all taxes and assessments imposed on the Property following Grantor’s execution hereof in lieu of or in addition to any of the foregoing Impositions; and (iv) all license fees, taxes and assessments imposed on Beneficiary or any Noteholder (other than income and franchise taxes) and measured by or based upon (in whole or in part) the Secured Obligations. If permitted by law, Grantor may pay any Imposition in installments; provided, however, all such installment payments shall be made on a timely basis so as to avoid any and all late fees, penalties, interest and similar charges.

(a) Grantor shall not be required to pay any Imposition so long as (i) its validity is being actively contested in good faith and by appropriate proceedings and (ii) Grantor has demonstrated to Beneficiary’s reasonable satisfaction that leaving such Imposition unpaid pending the outcome of such proceedings could not result in the sale of the Property to satisfy such Imposition or otherwise impair Beneficiary’s or the Noteholders’ interests hereunder; provided that, if reasonable under the circumstances, Beneficiary may require Grantor to furnish Beneficiary, for the benefit of the Noteholders, with a bond or other security reasonably satisfactory to Beneficiary in an amount not less than 150% of the applicable claim.

(b) Upon demand by Beneficiary from time to time, Grantor shall deliver to Beneficiary, within thirty (30) days following the due date of any Imposition, but subject to the provisions of Section 5.5(a) above, evidence of payment reasonably satisfactory to Beneficiary.

5.6. Utility Charges

Grantor shall promptly pay all utility charges incurred for the benefit of the Property or which may become a lien upon the Property, and all assessments and other charges of a similar nature, public or private, relating to the Property, regardless of whether any such charge is or may become a lien thereon.

5.7. Liens

Grantor shall perform, on or before the date due, all obligations secured by any lien or encumbrance upon any portion of the Property. Notwithstanding the foregoing, Grantor shall not be required to perform any such secured obligation so long as (a) its validity is being actively contested in good faith and by appropriate proceedings and (b) Grantor has demonstrated to Beneficiary’s reasonable satisfaction that leaving such obligation unpaid or unperformed pending the outcome of such proceedings could not result in the sale of the Property to satisfy such obligation or otherwise impair Beneficiary’s or the Noteholders’ interests hereunder; provided that, if reasonable under the circumstances, Beneficiary may require Grantor to furnish Beneficiary, for the benefit of the Noteholders, with a bond or other security reasonably satisfactory to Beneficiary in an amount not less than 150% of the applicable claim. If Grantor fails to fulfill its obligations under this Section with respect to any lien or encumbrance, Beneficiary may, subject to Section 8.5 hereof, discharge the same by paying the amount due or by providing a bond or other security therefor, without inquiring into the validity of such lien or encumbrance and without regard for any claimed defense or offset, and Grantor shall, within three (3) business days following receipt of written demand, reimburse Beneficiary for all costs incurred by Beneficiary or the Noteholders in connection therewith.

5.8. Books and Records

Grantor shall maintain complete books of account and other records relating to the ownership and operation of the Property, including contributions of equity investment capital, in accordance with accounting principles reasonably acceptable to Beneficiary and applied on a consistent basis.

5.9. Hazardous Materials

Without limiting the generality of Section 5.2, Grantor shall not cause or permit the substantial or material violation of any law relating to industrial hygiene or environmental conditions in connection with the Property, including soil and ground water conditions, or use, generate, manufacture, store or dispose of on, under or about the Property, or transport to or from the Property, any flammable explosives, radioactive materials, hazardous wastes, toxic substances and similar substances and materials, including, without limitation, all Hazardous Materials (as hereinafter defined) and Mold. “Mold”, as used herein, shall mean any fungi that reproduces through the release of spores or the splitting of cells or other means, including, but not limited to, mold, mildew, fungi, fungal spores, fragments and metabolites such as mycotoxins and microbial volatile organic compounds. Without prior written notice to Beneficiary (except in the case of emergency), Grantor shall take no remedial action with respect to any Hazardous Materials on, under or about the Property, and shall not enter into any settlement agreement, consent decree or other compromise or agreement relating to any such Hazardous Materials.

5.10. Title to Property and Lien of this Deed of Trust

Grantor (i) has good and indefeasible title to the Property, in fee simple (to the extent that the Property constitutes real property), free and clear of any liens, claims or interests, except the liens, if any, set forth on Exhibit B attached hereto and made a part hereof (the “Permitted Liens”), and (ii) has full power and lawful authority to encumber the Property in the manner and form set forth in this Deed of Trust. This Deed of Trust creates first priority liens and security interests against the Property. Grantor further hereby covenants and agrees that within thirty (30) days of the date hereof, Grantor shall deliver a full paid Lenders Policy (or Policies) of Title Insurance insuring the lien of this Deed of Trust as senior to all other deeds of trust, liens, and encumbrances except as may be expressly provided herein.

5.11. First Lien Status

Grantor shall preserve and protect the first lien status of this Deed of Trust. If any lien or security interest other than the Permitted Liens is asserted against the Property, Grantor shall promptly, and at its expense, (a) give Beneficiary a detailed written notice of such lien or security interest (including origin, amount and other terms), and (b) pay the underlying claim in full or take such other action so as to cause it to be released.

5.12. Payment and Performance

Grantor shall pay the Indebtedness when due under the Notes, this Deed of Trust, the Note Agreement or any related documents, and shall perform or cause the relevant Obligor to perform the Secured Obligations in full when and how they are required to be performed.

5.13. Other Covenants

All of the covenants of the Grantor in the Note Agreement are incorporated herein by reference and, together with covenants in this Article 5, shall, to the extent applicable, be covenants running with the land.

5.14. Environmental Matters

(a) Definitions. As used herein, “Environmental Laws” shall mean all existing or future federal, state and local statutes, ordinances, regulations, rules, executive orders, standards and requirements, including the requirements imposed by common law, concerning or relating to industrial hygiene and the protection of health and the environment including but not limited to: (a) those relating to the generation, manufacture, storage, transportation, disposal, release, emission or discharge of Hazardous Substances (as hereinafter defined); (b) those in connection with the construction, fuel supply, power generation and transmission, waste disposal or any other operations or processes relating to the Property; and (c) those relating to the atmosphere, soil, surface and ground water, wetlands, stream sediments and vegetation on, under, in or about the Property. Any terms mentioned herein which are defined in any Environmental Law shall have the meanings ascribed to such terms in said laws; provided, however, that if any of such laws are amended so as to broaden any term defined therein, such broader meaning shall apply subsequent to the effective date of such amendment.

(b) Representations, Warranties and Covenants. Grantor represents, warrants, covenants and agrees as follows:

(i) To Grantor’s knowledge, neither Grantor nor the Property or any occupant thereof, except as disclosed in the Environmental Reports described in Exhibit C attached hereto and made a part hereof (the “Environmental Reports”), is in violation of or subject to any existing, pending or threatened investigation or inquiry by any governmental authority pertaining to any Environmental Law. Grantor shall not cause or permit the Property to be in violation of, or do anything which would subject the Property to any remedial obligations under, any Environmental Law, and shall promptly notify Beneficiary in writing of any existing, pending or to Grantor’s knowledge, threatened investigation or inquiry by any governmental authority in connection with any Environmental Law. In addition, Grantor shall provide Beneficiary with copies of any and all material written communications with any governmental authority in connection with any Environmental Law, concurrently with Grantor’s giving or receiving of same.

(ii) To Grantor’s knowledge, there has been no release, spill, discharge, leak, disposal or emission (individually a “Release” and collectively, “Releases”) of any Hazardous Material, Hazardous Substance or Hazardous Waste, including gasoline, petroleum products, explosives, toxic substances, solid wastes and radioactive materials (collectively, “Hazardous Substances”) or Mold (as defined herein) at, upon, under or within the Property. The use which Grantor or any other occupant of the Property makes or intends to make of the Property will not result in Release of any Hazardous Substances on or to the Property.

(iii) Except as disclosed in the Environmental Reports, the Property has never been used by the present or previous owners and/or operators nor will be used in the future to refine, produce, store, handle, transfer, process, transport, generate, manufacture, heat, treat, recycle or dispose of Hazardous Substances.

(iv) The Property: (i) is being and, except as disclosed in the Environmental Reports, has been operated in compliance with all Environmental Laws, and all permits required thereunder have been obtained and complied with in all respects; and (ii) except as disclosed in the Environmental Reports, does not have any Hazardous Substances present excepting small quantities of petroleum and chemical products, in proper storage containers, that are necessary for the construction or operation of the commercial business of Grantor and its tenants, and the usual waste products therefrom (“Permitted Substances”).

(v) Grantor will and will cause its tenants to operate the Property in compliance with all Environmental Laws and, other than Permitted Substances, will not place or permit to be placed any Hazardous Substances on the Property.

(vi) No lien has been attached to or threatened to be imposed upon the Property, and except as disclosed in the Environmental Reports, there is no basis for the imposition of any such lien based on any governmental action under Environmental Laws. Except as disclosed in the Environmental Reports, neither Grantor nor any other person has been, is or will be involved in operations at the Property which could lead to the imposition of environmental liability on Grantor, or, to the best of Grantor’s knowledge, on any subsequent or former owner of the Property, or the creation of an environmental lien on the Property. In the event that any such lien is filed, Grantor shall, within (30) days from the date that the Grantor is given notice of such lien (or within such shorter period of time as is appropriate in the event that steps have commenced to have the Property sold), either: (i) pay the claim and remove the lien from the Property; or (ii) furnish a cash deposit, bond or other security satisfactory in form and substance to Beneficiary in an amount sufficient to discharge the claim out of which the lien arises.

(c) Right to Inspect and Cure. Beneficiary shall have the right to conduct or have conducted by its agents or contractors such environmental inspections, audits and tests as Beneficiary shall deem necessary or advisable from time to time at the sole cost and expense of Grantor; provided, however, that Grantor shall not be obligated to bear the expense of such environmental inspections, audits and tests so long as (a) no Event of Default exists, and (b) Beneficiary has no cause to believe (other than as a result of matters disclosed in the Environmental Reports) in its sole reasonable judgment that there has been a Release or threatened Release of Hazardous Substances at the Property or that Grantor or the Property is in violation of any Environmental Law. The cost of such inspections, audits and tests, if chargeable to Grantor as aforesaid, shall be added to the Liabilities and shall be secured by this Deed of Trust. Grantor shall, and shall cause each tenant of the Property to, cooperate with such inspection efforts; such cooperation shall include, without limitation, supplying all information requested concerning the operations conducted and Hazardous Substances located at the Property. In the event that Grantor fails to comply with any Environmental Law, Beneficiary may, in addition to any of its other remedies under this Deed of Trust, cause the Property to be in compliance with such laws and the cost of such compliance shall be added to the sums secured by this Deed of Trust in accordance with the provisions of Section 2.2 hereof.

(d) Indemnification. The Grantor covenants and agrees, at Grantor’s sole cost and expense, to indemnify, defend (at trial and appellate levels and with attorneys, consultants and experts acceptable to Beneficiary) and hold Beneficiary, the Noteholders, and each of their respective successors and assigns (each an “Indemnified Party” and collectively the “Indemnified Parties”) harmless against and from any and all liens, damages, losses, liabilities, obligations, settlement payments, penalties, assessments, citations, directives, claims, litigation, demands, defenses, judgments, suits, proceedings, costs, disbursements or expenses of any kind or of any nature whatsoever (including, without limitation, attorneys’, consultants’ and experts’ fees and disbursements incurred in investigating, defending against, settling or prosecuting any claim, litigation or proceeding) which may at any time be imposed upon, incurred by or asserted or awarded against such Indemnified Party or the Property and arising directly or indirectly from or out of: (a) the Release or threat of Release of any Hazardous Materials on, in, under or affecting all or any portion of the Property or any surrounding areas (i) caused by or attributable to the Grantor or (ii) originating or emanating from the Property regardless of whether or not caused by or within the control of the Grantor (b) the violation of any Environmental Laws relating to or affecting the Property, whether or not caused by or within the control of the Grantor; (c) the failure of the Grantor to comply fully with the terms and conditions of this Section 5.14; (d) the violation of any Environmental

Laws in connection with other real property of the Grantor which gives or may give rise to any liens or other rights of any party with respect to the Property by virtue of any Environmental Laws; or (e) the enforcement of this Deed of Trust, including, without limitation, (i) the reasonable costs of assessment, containment and/or removal of any and all Hazardous Materials from all or any portion of the Property or any surrounding areas, (ii) the reasonable costs of any necessary actions taken in response to a Release or threat of Release of any Hazardous Materials on, in, under or affecting all or any portion of the Property or any surrounding areas to prevent or minimize such Release or threat of Release so that it does not migrate or otherwise cause or threaten danger to present or future public health, safety, welfare or the environment, and (iii) costs incurred to comply with the Environmental Laws in connection with all or any portion of the Property or any surrounding areas. Beneficiary’s and the other Indemnified Parties’ rights under this Section 5.14 shall be in addition to all rights of Beneficiary under the Note Agreement and under any other documents, certificates or instruments evidencing, securing or relating to the Notes, and payments by the Grantor under this Section 5.14 shall not reduce the Grantor’s obligations and liabilities under any of the other documents, certificates or instruments evidencing, securing or relating to the Notes. Notwithstanding the foregoing, the Grantors shall not be obligated to indemnify the Indemnified Parties against any losses or liabilities arising out of the gross negligence or willful misconduct of the Indemnified Parties.

6.	Insurance

6.1. Policies Required

Grantor shall at all times maintain at Grantor’s sole expense, with insurers reasonably approved by Beneficiary, the following policies of insurance in form and substance reasonably satisfactory to Beneficiary:

(a) all insurance required by law from time to time with respect to the ownership or operation of the Property, including without limitation workers’ compensation and employer’s liability insurance;

(b) fire and hazard “all risk” insurance covering 100% of the replacement cost of the Improvements in the event of fire, lightning, windstorm, earthquake, vandalism, malicious mischief and all other risks normally covered by “all risk” coverage policies in the area where the Property is located (including loss by flood if the Property is in an area designated as subject to the danger of flood);

(c) commercial general liability insurance in amounts reasonably required by Beneficiary from time to time; and

(d) all other insurance reasonably required by Beneficiary from time to time.

All such insurance shall provide that it may not be cancelled or materially modified without thirty (30) days’ prior written notice to Beneficiary. The policies required under this Section shall include a Standard Mortgagee Clause, a Lender’s Loss Payable Clause and Additional Insured endorsements in form and substance satisfactory to Beneficiary, assuring Beneficiary that all proceeds, to the extent of the outstanding balance of the Secured Obligations, shall be paid to Beneficiary, on behalf of the Noteholders, as the secured party. Beneficiary, for the benefit of the Noteholders, shall be an additional named insured on the liability insurance policies. Certificates of insurance (on an Acord 27 form, if applicable) evidencing such insurance for the above coverages (and/or original policies, if required by Beneficiary) shall be delivered to Beneficiary from time to time upon demand. All policies insuring against damage to the Improvements shall contain an agreed value clause sufficient to eliminate any risk of co-insurance. No less than thirty (30) days prior to the expiration of each policy, Grantor shall deliver to Beneficiary evidence of renewal or replacement of such policy reasonably satisfactory to Beneficiary.

6.2. Claims

Grantor shall give Beneficiary immediate notice of any casualty to any portion of the Property, whether or not covered by insurance. If covered, and if there is an Event of Default, Grantor hereby authorizes Beneficiary, if Beneficiary so elects, to make proof of loss, to appear in and prosecute any action arising from any applicable policy and, while any Event of Default remains uncured, to settle, adjust or compromise any claim under any such policy, and Grantor hereby irrevocably appoints Beneficiary its true and lawful attorney-in-fact for all such purposes. Grantor shall not settle, adjust or compromise any such claim without the reasonable prior written approval of Beneficiary. Nothing in this Section is intended to prohibit Grantor from participating if Beneficiary elects to pursue any such claim.

6.3. Delivery of Proceeds to Beneficiary

In the event that, notwithstanding the Lender’s Loss Payable Clause requirement set forth above, the proceeds of any casualty insurance policy described herein are paid to Grantor, Grantor shall deliver such proceeds, to the extent of the outstanding balance of the Secured Obligations, to Beneficiary, for the benefit of the Noteholders, immediately upon receipt.

6.4. Application of Casualty Insurance Proceeds

Any proceeds collected (the “Proceeds”) under any casualty insurance policy described in this Deed of Trust shall be disbursed to Grantor as provided below, but only upon fulfillment of each of the following conditions (the “Restoration Conditions”) within ninety (90) days following the occurrence of the damage for which the Proceeds are collected:

(a) Grantor shall demonstrate to Beneficiary’s reasonable satisfaction that the Proceeds (together with amounts delivered by Grantor pursuant to subsection (b) immediately below) will be adequate to repair the Improvements and to restore the fair market value of the Property, within a time period reasonably acceptable to Beneficiary, to at least the value it had immediately prior to sustaining the damage. Such demonstration shall include delivery to Beneficiary of plans and specifications reasonably satisfactory to Beneficiary and a construction contract in form and content, and with a contractor, reasonably satisfactory to Beneficiary.

(b) To the extent that the Proceeds are insufficient to accomplish the restoration required above, Grantor shall deliver to Beneficiary funds (the “Shortfall Funds”) in the amount of such shortfall, which funds shall be assigned to Beneficiary, for the benefit of the Noteholders, as security for Grantor’s Secured Obligations hereunder and held and disbursed in the same manner as the Proceeds.

(c) Grantor shall execute such documents as Beneficiary reasonably requires to evidence and secure Grantor’s obligation to use all amounts disbursed for the diligent restoration of the Property.

(d) No Event of Default (other than defaults relating to the casualty) shall remain uncured.

Any Proceeds and Shortfall Funds to be disbursed to Grantor shall be held by Beneficiary, for the benefit of the Noteholders, and disbursed in accordance with customary construction lending practices. Any amounts remaining undisbursed following completion of such restoration shall be returned to Grantor up to the amount of any Shortfall Funds deposited by Grantor, and any other amounts remaining shall either be paid to Grantor or applied by Beneficiary against the Secured Obligations, as Beneficiary elects in its absolute discretion.

In the event that Grantor fails to fulfill the Restoration Conditions within ninety (90) days following the date on which the damage occurs, Beneficiary may, in its sole discretion, choose to apply the Proceeds against the Secured Obligations, and the selection of which Secured Obligations to apply the Proceeds against, and the order of such application, shall be made by Beneficiary in its absolute discretion.

6.5. Restoration

Nothing in this Section 6 shall be construed to excuse Grantor from repairing and restoring all damage to the Property, regardless of whether insurance proceeds are available or sufficient.

6.6. Assignment of Policies Upon Foreclosure

In the event of foreclosure of this Deed of Trust or other assignment of the Property in extinguishment of any Secured Obligations, all policies of insurance required hereunder and any related unearned premiums shall, without further action, be assigned to the successor-in-interest to Grantor with respect to the Property, and Grantor hereby irrevocably appoints Beneficiary as its true and lawful attorney-in-fact to execute all documents necessary to effect any such transfer.

6.7. Waiver of Subrogation

Grantor hereby waives all right to recover against Beneficiary or any Noteholder (or any officer, employee, agent or representative of Beneficiary or any Noteholder) for any loss incurred by Grantor from any cause insured against; provided however, that this waiver of subrogation shall not be effective with respect to any insurance policy if the coverage thereunder would be materially reduced or impaired as a result. Grantor shall use its best efforts to obtain only policies which permit the foregoing waiver of subrogation.

6.8. Limitation.

Notwithstanding anything to the contrary contained herein, the parties hereto acknowledge and agree that should any action required under this Section 6 conflict with any provisions contained in the Note Agreement, the Note Agreement shall control.

7.	Condemnation

7.1. Proceedings

Upon learning of the institution or threatened institution of any proceeding for the condemnation or other taking for public or quasi-public use of any portion of the Property, Grantor shall immediately notify Beneficiary in writing, together with copies of all applicable documents. Grantor shall take all action reasonably required by Beneficiary in connection therewith to protect the interests of Grantor, the Noteholders and/or Beneficiary, and Beneficiary, for the benefit of the Noteholders, shall be entitled (without regard to the adequacy of its security) to participate in any such proceeding and be represented therein by counsel of its choice.

7.2. Compensation

Grantor hereby assigns to Beneficiary, for the benefit of the Noteholders, as security for the Secured Obligations and to the extent of the outstanding balance of the Secured Obligations, all amounts payable to Grantor in connection with any taking of any portion of the Property for public or quasi-public use, and any proceeds of any related settlement regardless of whether eminent domain proceedings are instituted in connection therewith (collectively, “Compensation”). Grantor shall deliver all Compensation to Beneficiary, for the benefit of the Noteholders, immediately upon receipt. In the event Beneficiary chooses, in its absolute discretion, to waive any Event of Default resulting from any such taking, any Compensation received by Beneficiary shall be (a) disbursed to Grantor for repairs and reconstruction and/or (b) paid to Grantor and/or (c) applied by Beneficiary against the Secured Obligations in accordance with the rights, procedures and other provisions set forth in this Deed of Trust for the application of Proceeds (including requirements with respect to Grantor’s deposit of Shortfall Funds).

8.	Additional Duties and Powers

8.1. Actions by Beneficiary to Protect Its and Noteholders’ Interests

If Grantor fails to perform any Secured Obligation, either Beneficiary or Trustee or both may, without releasing Grantor from such obligation, perform such obligation to the extent reasonably necessary to protect its interests hereunder. Without limiting the generality of the foregoing, Beneficiary and Trustee are each hereby specifically authorized to do any or all of the following:

(a) enter upon and/or take possession of the Property;

(b) make alterations, repairs and other improvements reasonably necessary to maintain the Property in good condition and repair;

(c) participate and appear in any action or proceeding which may affect Beneficiary’s or the Noteholders’ interests hereunder;

(d) pay, purchase, contest and/or compromise any encumbrance, lien or other claim which may affect Beneficiary’s or the Noteholders’ interests hereunder; and/or

(e) pay all expenses reasonably incurred in protecting Beneficiary’s or the Noteholders’ interests hereunder, including fees and costs of attorneys and other consultants.

8.2. Inspections

Beneficiary, the Noteholders and their representatives may from time to time, at reasonable times and following reasonable notice (except in emergencies), conduct inspections of the Property, and inspect and/or copy any and all books and records relating thereto, for the purpose of monitoring Grantor’s compliance with its Secured Obligations under this Deed of Trust and any other document secured hereby.

8.3. Defense of Actions

Grantor shall, at its sole expense, appear in and defend any action or proceeding which may affect Beneficiary’s or the Noteholders’ interests hereunder, or under the Note Agreement, the Notes, the Secured Obligations or any related document.

8.4. Indemnity of Beneficiary, Noteholders and Trustee

Grantor shall defend, indemnify and hold Beneficiary, the Noteholders and Trustee harmless from and against:

(a) all claims, demands and causes of action asserted against Beneficiary, any Noteholder or Trustee by any person (except to the extent that it results from the gross negligence or willful misconduct of Beneficiary, such Noteholder or Trustee, as applicable) which directly or indirectly relate to (i) a claim, demand or cause of action that such person has or asserts against Grantor (or any other obligor or guarantor with respect to any Secured Obligation), (ii) any lease or other contract assigned to Beneficiary hereunder, (iii) acts or omissions of Grantor, or other rights of third parties, relating to the Property, (iv) the ownership, occupancy or use of the Property, or (v) the presence, release, handling, transport or remediation of any Hazardous Substance on, under or in the Property caused by Grantor, or the presence, release, handling, transport or remediation of any Hazardous Substance on any neighboring properties caused by Grantor or any violations by Grantor of any Environmental Laws; and

(b) all liabilities, losses and other costs (including court costs and attorneys’ fees) reasonably incurred by Beneficiary, any Noteholder or Trustee as the result of any claim, demand or cause of action described in subsection (a) immediately above.

Grantor’s indemnity obligations hereunder shall survive the reconveyance of this Deed of Trust.

8.5. Reimbursement of Beneficiary

Grantor shall reimburse Beneficiary immediately upon written demand for all costs reasonably incurred by Beneficiary or any Noteholder (including fees and expenses of attorneys and other consultants) in the exercise of Beneficiary’s or the Noteholders’ rights hereunder and the enforcement of Grantor’s Secured Obligations hereunder, including without limitation the following:

(a) costs incurred under Section 5.7(a), Section 8.1, or under similar provisions of this Deed of Trust, to protect Beneficiary’s or the Noteholders’ interests hereunder;

(b) costs incurred in connection with claims, demands, causes of action, liabilities, losses and other costs against which Beneficiary or the Noteholders are indemnified hereunder; and

(c) all liabilities, losses and other costs incurred by Beneficiary or any Noteholder as a direct or indirect result of any Event of Default, including the cost of a Trustee’s Sale Guarantee, Trustee’s fees and expenses, and receiver’s fees and expenses.

Grantor’s reimbursement obligations under this Deed of Trust shall be Secured Obligations, shall bear interest at any default rate set forth in the Notes or the Note Agreement following written demand, and shall survive the reconveyance of this Deed of Trust.

8.6. Notice of Certain Matters

Grantor shall give notice to Beneficiary, within five (5) business days of Grantor’s learning thereof, of each of the following:

(a) any litigation or claim affecting or relating to the Property;

(b) any dispute between Grantor and any governmental agency relating to the Property, the adverse determination of which might materially affect the Property; and

(c) the presence of any Hazardous Materials on, under or about the Property;

(d) the enforcement, clean-up, removal or other action or requirement of any governmental agency relating to any such Hazardous Materials; and

(e) the existence of any occurrence or condition on any property in the vicinity of the Property that could cause the Property to be subject to any restrictions relating to Hazardous Materials.

Notice shall be given pursuant to and in accordance with the Note Agreement.

8.7. Further Assurances

Grantor shall execute and deliver to Beneficiary, for the benefit of the Noteholders, all documents, and take all actions, reasonably required by Beneficiary from time to time to confirm the rights created or now or hereafter intended to be created hereunder, to protect and further the validity, priority and enforceability hereof, to subject to the lien hereof any property intended to be encumbered hereby, or otherwise to carry out the purposes hereof. Without limiting the generality of the foregoing, Grantor shall, upon request of Beneficiary, promptly correct any defect, error or omission which may be discovered in the contents hereof or in the execution or acknowledgment hereof.

8.8. Impounds

(a) While any Event of Default remains uncured, if requested by Beneficiary, Grantor shall deposit with Beneficiary, for the benefit of the Noteholders, in monthly installments, an amount equal to one-twelfth of the estimated aggregate annual Impositions on the Property. In such event, Grantor shall cause all bills and other documents relating to Impositions to be sent directly to Beneficiary and, upon receipt of the same, and provided Grantor has deposited sufficient funds with Beneficiary, Beneficiary shall pay the amounts due out of the funds so deposited. If at any time and for any reason the funds so deposited are or will be insufficient to pay such amounts as may then or subsequently be due, Beneficiary shall notify Grantor and Grantor shall immediately deposit an amount equal to such deficiency with Beneficiary. Notwithstanding the foregoing, nothing contained herein shall cause Beneficiary or any Noteholder to be deemed a trustee of such funds or obligate Beneficiary or any Noteholder to pay any amounts in excess of the deposited funds. Beneficiary may commingle such funds with its own funds and Grantor shall not be entitled to interest thereon.

(b) While any Event of Default remains uncured, if requested by Beneficiary, Grantor shall deposit with Beneficiary, for the benefit of the Noteholders, in monthly installments, an amount equal to one-twelfth of the estimated aggregate annual premiums on all policies of insurance required by this Deed of Trust. In such event, Grantor shall cause all bills and other documents relating to such insurance premiums to be sent directly to Beneficiary and, upon receipt of the same, and provided Grantor has deposited sufficient funds with Beneficiary, Beneficiary shall pay the amounts due out of the funds so deposited. If at any time and for any reason the funds so deposited are or will be insufficient to pay such amounts as may then or subsequently be due, Beneficiary shall notify Grantor and Grantor shall immediately deposit an amount equal to such deficiency with Beneficiary. Notwithstanding the foregoing, nothing contained herein shall cause Beneficiary or any Noteholder to be deemed a trustee of such funds or obligate Beneficiary or any Noteholder to pay any amounts in excess of the deposited funds, nor shall anything contained herein modify the obligation of Grantor to maintain such insurance in force at all times. Beneficiary may commingle such funds with its own funds and Grantor shall not be entitled to interest thereon.

9.	Sale or Lease of Property

Except as otherwise permitted in this Deed of Trust, Grantor shall not sell, lease, ground lease, pledge, encumber, create a security interest in or otherwise transfer any interest in the Property without the prior written consent of Beneficiary, which consent may be withheld in Beneficiary’s absolute discretion. The consent by Beneficiary to any sale, lease, ground lease, pledge, encumbrance, creation of a security interest in, or other transfer of any portion of the

Property shall not be deemed to constitute a novation or a consent to any further sale, lease, ground lease, pledge, encumbrance, creation of a security interest in or other transfer, or to waive the right of Beneficiary, at its option, to declare the Secured Obligations secured hereby immediately due and payable, without notice to Grantor or any other person or entity, upon any such sale, lease, ground lease, pledge encumbrance, creation of a security interest in or other transfer to which Beneficiary shall not have consented. In connection with the foregoing consent requirements, Grantor acknowledges that Beneficiary and the Noteholders relied upon Grantor’s particular expertise in entering into the transaction to which this Deed of Trust relates and continues to rely on such expertise to ensure the satisfactory operation of the Property and repayment of the Secured Obligations.

9.1. Transfers

Transfers requiring Beneficiary’s prior written consent shall include, without limitation, the following:

(a) involuntary transfers and transfers by operation of law; and

(b) liens and assignments as security for obligations, whether voluntary or involuntary.

9.2. Continuing Liability of Grantor

No sale, lease or other transfer shall relieve Grantor from primary liability for any Secured Obligation or relieve Grantor from any such obligation from any liability under the Note Agreement, the Notes or any other documents, certificates, or agreements executed in connection therewith or relieve any guarantor of any such obligation from any liability under its guaranty, and Grantor shall deliver to Beneficiary, for the benefit of the Noteholders, all documents reasonably required by Beneficiary to evidence its continuing liability.

9.3. Limitation

The foregoing provision notwithstanding, the parties hereto acknowledge and agree that in the event of any conflict between this Section 9 and any provisions set forth in the Note Agreement with respect to the release or other disposition of the Property, the Note Agreement shall control.

10.	Other Waivers, Rights and Obligations

10.1. Authority to Modify Obligations

Beneficiary may from time to time, without notice, and without affecting the lien of this Deed of Trust or the liability of any other person or entity for any Secured Obligation, (a) release any person from any Secured Obligation, (b) extend the maturity or otherwise alter the terms of any Secured Obligation, (c) grant other indulgences, (d) release or reconvey any portion of the Property, (e) take or release any other security for any Secured Obligation, and/or (f) make compositions and other arrangements with debtors relating to any Secured Obligation.

10.2. Additional Security

No other collateral held as security for any Secured Obligation shall be affected by the execution of this Deed of Trust, and all such collateral shall be cumulative. Neither the taking of additional security nor the release or partial release of any security for any Secured Obligation shall affect the lien hereof or the liability of any obligor, endorser, guarantor or other surety in connection therewith. Beneficiary may, in its absolute discretion, and in accordance with applicable law, enforce the sale of (or otherwise realize on) any other security for any Secured Obligation before, after, or concurrently with, any exercise of its remedies hereunder.

10.3. Survival of Warranties

Any representations and warranties set forth herein or otherwise made by Grantor in connection herewith shall survive the delivery and recording hereof and continue so long as any Secured Obligation remains outstanding.

10.4. Other Waivers By Grantor

Grantor waives, to the extent permitted by law (a) the benefit of all present and future laws providing for any appraisement before sale of any portion of the Property, (b) whether now existing or hereafter created, all rights of redemption, valuation, appraisement, stay of execution, and marshalling, in the event of any foreclosure hereunder, (c) the right to plead or assert any statute of limitations as a defense to the enforcement of any Secured Obligation or this Deed of Trust, and (d) all rights which Grantor may now or hereafter have by reason of laws of the States of New York and/or Missouri pertaining to sureties.

10.5. Subrogation to Lienholder Rights

To the extent that proceeds of the Secured Obligations and/or the Notes are used to pay any outstanding lien, charge or encumbrance against the Property, Beneficiary and the Noteholders shall be subrogated to all rights and liens held by the owner or holder of such lien, charge or encumbrance, regardless of whether such lien, charge or encumbrance is released.

10.6. Nonliability of Beneficiary

Except as otherwise expressly provided herein, no assignment to Beneficiary hereunder of any lease, sublease or other document shall be construed to impose any obligation or liability upon Beneficiary or any Noteholder in connection therewith.

10.7. Partial Invalidity of Lien

If the lien of this Deed of Trust is invalid or unenforceable as to any part of the Secured Obligations or any part of the Property, the unsecured or partially secured portion of such obligations shall be completely paid prior to the payment of the remaining secured or partially secured portion of such obligations, and all payments made on the Secured Obligations, whether voluntary or under foreclosure or other enforcement action or procedure, shall be first applied against that portion of such obligations which is not secured or fully secured by the lien of this Deed of Trust.

10.8. Performance of Secured Obligations

Grantor shall pay and perform when due each of the Secured Obligations which constitutes an obligation of Grantor.

11.	Events of Default

The occurrence of any of the following, whatever the reason therefor, shall constitute an “Event of Default” hereunder:

11.1. the occurrence of any Event of Default as defined in the Note Agreement, the Guaranty Agreement (as defined in the Note Agreement) or any other document executed in connection therewith, or under any other Secured Obligation or related document;

11.2. a default under any other document or agreement secured hereby;

11.3. if any representation made herein or in the Note Agreement or in any other document executed in connection therewith (including any certificate delivered in connection with any of the foregoing), or otherwise made by or on behalf of Grantor or any guarantor of the Secured Obligations in connection with the transactions contemplated under the Note Agreement, shall be false or misleading in any material respect when made; or

11.4. a default or breach by Grantor in any obligation made or contained herein.

12.	Foreclosure and Other Remedies

12.1. Acceleration Upon Default; Additional Remedies

Upon the occurrence of any Event of Default, Beneficiary may declare all Secured Obligations immediately due and payable and, whether or not Beneficiary exercises such option, Beneficiary, on behalf of the Noteholders, may do any or all of the following:

(a) In person or by agent or court-appointed receiver, and without regard to the adequacy of its security: enter upon and take possession of the Property, or any part thereof, in its own name, in the names of the Noteholders or in the name of Trustee; take any action which it reasonably deems necessary to preserve the value, marketability or rentability of the Property, increase the income therefrom or protect the security hereof; and, with or without taking possession of the Property, sue for or otherwise collect the Rents, including those past due and unpaid, and apply the same, less costs of operation and collection, against any Secured Obligation, all in such order as Beneficiary determines in its absolute discretion.

(b) Commence an action to foreclose this Deed of Trust as a mortgage, appoint a receiver, or specifically enforce any of the covenants hereof.

(c) Deliver to Trustee a written declaration of default and demand for sale, and a written notice of default and election to cause Grantor’s interest in the Property to be sold, which notice the Trustee or Beneficiary shall cause to be duly filed for record in the Official Records of the County in which the Property is located.

(d) Exercise all other rights and remedies provided herein, in the Note Agreement, or in any related document or other document secured hereby, or in any document that secures all or any portion of the Secured Obligations, or provided by law.

12.2. Foreclosure By Power of Sale

(a) Should Beneficiary elect to foreclose by exercise of the power of sale contained herein, Beneficiary shall notify Trustee (a “Notice of Default”) and deposit with Trustee this Deed of Trust and such evidence of expenditures made and secured hereby as Trustee may reasonably require.

(b) Upon receipt of any such notice from Beneficiary, Trustee shall cause to be recorded, published and delivered to Grantor and all other entitled parties such Notice of Default and Election to Sell as is then required by law and by this Deed of Trust. Trustee shall, without demand on Grantor, after lapse of such time as is then required by law after recordation of such Notice of Default and after Notice of Sale has been given and published as required by law, sell the Property at the time and place of sale fixed in such Notice of Sale, either as a whole or in separate lots, parcels or items and in such order as Beneficiary elects, at public auction to the highest bidder for cash in lawful money of the United States payable at the time of sale. Trustee shall deliver to such purchaser(s) good and sufficient deed(s) conveying the property so sold, but without any warranty, express or implied. Any person, including Grantor, Trustee, any Noteholder or Beneficiary, may purchase at any such sale.

(c) After deducting all fees and costs of Beneficiary, the Noteholders and Trustee, including costs of evidence of title in connection with any such sale, Beneficiary shall apply the proceeds of sale to payment of (i) first, all amounts expended under the terms hereof and not then repaid, with accrued interest; (ii) second, all other amounts then secured hereby; and (iii) the remainder, if any, to the person(s) legally entitled thereto.

(d) To the extent permitted by applicable law, Trustee may postpone the sale of all or any portion of the Property by public announcement at the time and place of sale, and from time to time thereafter may again postpone such sale by public announcement or subsequently noticed sale.

(e) A sale of less than all of the Property or any defective or irregular sale made hereunder shall not exhaust the power of sale provided for herein, and subsequent sales may be made hereunder until all Secured Obligations have been satisfied or the entire Property has been sold without defect or irregularity.

(f) The right of Beneficiary to collect and receive the Rents from the Property or to take possession of the Property or to exercise any of the rights or powers herein granted to Beneficiary shall, to the extent not prohibited by law, also extend to the period from and after the filing of any suit or the taking of other actions to foreclose the lien of this Deed of Trust, including any period allowed by law for the redemption of the Property after any foreclosure sale.

12.3. Separate Sales

The Property may be sold in one or more parcels and in such manner and order as Trustee in its sole discretion may elect; the right of sale arising out of any Event of Default shall not be exhausted by any one or more sales.

12.4. Appointment of Receiver

While any Event of Default remains uncured, Beneficiary may, in accordance with applicable law and without regard to the value of the Property, apply to any court having jurisdiction to appoint a receiver or receivers of the Property, and Grantor hereby irrevocably consents to such appointment. Any such receiver shall have the usual powers and duties of receivers in similar cases, and all the powers and duties of Beneficiary in case of entry as provided herein, until the date of confirmation of sale of the Property (unless such receivership is sooner terminated).

12.5. Application of Funds

Except as otherwise provided herein, while any Event of Default remains uncured, Beneficiary may, at any time without notice, apply any amounts received by Beneficiary or any Noteholder from or on account of Grantor or the Property (including amounts received as Rents, as insurance or condemnation proceeds, and/or as impounds with respect to insurance premiums or Impositions) against any Secured Obligation, in such order as Beneficiary elects, regardless of whether any such obligation is yet due. The receipt, use or application of any such amount shall not be construed to affect the maturity of any Secured Obligation, any rights of Beneficiary, the Noteholders or Trustee under the Note Agreement, the Notes, the other Secured Obligations or any related documents, or any obligations of Grantor under the Note Agreement, other Secured Obligation or any related documents; or to cure or waive any default under the Note Agreement, the Notes, the other Secured Obligations or any related documents; or to invalidate any act of Trustee, any Noteholder or Beneficiary.

12.6. Cumulative Remedies; No Waiver

Trustee and Beneficiary, for the benefit of the Noteholders, shall each be entitled to enforce the performance of any Secured Obligation and to exercise all rights under this Deed of Trust, the Note Agreement, the other Secured Obligations or other agreement or any law now or hereafter in force, regardless of whether some or all of the Secured Obligations are otherwise secured, whether by guaranty, deed of trust, lien, assignment or otherwise. Neither the acceptance or enforcement of this Deed of Trust, whether by court action or pursuant to the power of sale or other powers contained herein, shall prejudice Trustee’s, any Noteholder’s or Beneficiary’s right to realize upon any other security held by Trustee, any Noteholder or Beneficiary, it being agreed that Trustee and Beneficiary, for the benefit of the Noteholders, shall each be entitled to enforce this Deed of Trust and any such other security in such order as they determine in their absolute discretion in accordance with applicable law. Trustee’s, the Noteholders’ and Beneficiary’s rights and remedies hereunder are cumulative and in addition to all rights and remedies provided by law or otherwise from time to time. Every right or remedy given by the Note Agreement, the other Secured Obligations or any related documents to Trustee, any Noteholder or Beneficiary or to which any of them is otherwise entitled may be exercised, concurrently or independently, from time to time and as often as is deemed expedient by Trustee or Beneficiary, and either of them may pursue inconsistent remedies. No waiver of any default shall be implied from any omission by Beneficiary or any Noteholder to take action on account of such default if such default persists or is repeated. No waiver of any default shall affect any default other than the default expressly waived, and any such waiver shall be operative only for the time and to the extent stated. No waiver of any provision of the Note Agreement, the other Secured Obligations or any related documents shall be construed as a waiver of any subsequent breach of the same provision. Beneficiary’s consent to or approval of any act by Grantor requiring further consent or approval shall not be deemed to waive or render unnecessary Beneficiary’s consent to or approval of any subsequent act. Beneficiary’s or any Noteholder’s acceptance of the late performance of any Secured Obligation shall not constitute a waiver by Beneficiary or the Noteholders of the right to require prompt performance of all further Secured Obligations; Beneficiary’s or any Noteholder’s acceptance of any performance following the filing of a notice of default hereunder shall not constitute a waiver of Beneficiary’s or the Noteholders’ right to proceed with the exercise of any remedies for any unfulfilled obligations; and Beneficiary’s or any Noteholder’s acceptance of any partial performance shall not constitute a waiver of any rights relating to the unfulfilled portion of the applicable obligation.

12.7. Request for Notice

Grantor hereby requests that a copy of any notice of default and a copy of any notice of sale hereunder be mailed to it at the address set forth in the first paragraph of this Deed of Trust.

13.	Miscellaneous Provisions

13.1. Execution of Reconveyances and Other Instruments by Trustee

Upon written request of Beneficiary from time to time and upon payment of Trustee’s fees and costs in connection therewith and, if reasonably required by Trustee, upon presentation of this Deed of Trust for endorsement, Trustee shall, without affecting the personal liability of any person with respect to any Secured Obligation or the lien of this Deed of Trust upon the remainder of the Property, (a) reconvey to the person(s) legally entitled thereto, without warranty, any portion of the Property then held hereunder, (b) consent in writing to the making of any map or plat thereof, (c) join in granting any easement thereon, or (d) join in any extension agreement, agreement subordinating the lien or charge hereof, or other agreement or document relating hereto or to the Property.

13.2. Appointment of Successor Trustee

Trustee or any successor acting hereunder may resign and thereupon be discharged of the trusts hereunder upon thirty (30) days’ prior written notice to Beneficiary. Regardless of whether such resignation occurs, Beneficiary may from time to time substitute a successor or successors to any Trustee. If permitted by law, Beneficiary shall substitute such successor or successors by recording a document in the County of St. Louis by Beneficiary and containing the name of the original Grantor and Beneficiary hereunder, the book and page where this Deed of Trust is recorded (and/or instrument number, as applicable) in the County of St. Louis and the name of the new Trustee, in which event such successor Trustee or Trustees shall, without conveyance from the predecessor Trustee, succeed to all its estate, rights and duties hereunder.

13.3. Trust Irrevocable; Acceptance by Trustee

The trust created hereby is irrevocable by Grantor. Trustee accepts this trust when this Deed of Trust is made a public record as provided by law.

13.4. Statements by Grantor

Grantor shall, within ten (10) days following Beneficiary’s demand from time to time, deliver to Beneficiary, for the benefit of the Noteholders, a written statement setting forth all outstanding amounts secured by this Deed of Trust and stating whether any offset or defense exists against such amounts.

13.5. Beneficiary Statements

For any statement or accounting requested by Grantor or any other entitled person pursuant to any provision of applicable law, or for any other document furnished to Grantor by Beneficiary or any Noteholder, Beneficiary and the Noteholders may charge the maximum amount then permitted by law or, if no such maximum, then in accordance with Beneficiary’s and the Noteholders’ reasonable and customary charges therefor or the actual cost reasonably incurred by Beneficiary and the Noteholders, whichever is greater.

13.6. Notices

All notices, demands, approvals and other communications provided for herein shall be in writing and be sent or delivered to the appropriate party at the address set forth below or as set forth in the first paragraph of this Deed of Trust. Addresses for notice may be changed from time to time by written notice to all other parties. All communications shall be effective when actually received; provided however, that nonreceipt of any communication as the result of a change of address of which the sending party was not notified or as the result of a refusal to accept delivery shall be deemed receipt of such communication.

St. Louis Post-Dispatch LLC

900 N. Tucker Boulevard

St. Louis, MO 63101

Attn: Senior Vice President - Finance

With a copy to:

C. Dana Waterman III

Lane & Waterman LLP

220 North Main Street, Suite 600

Davenport, Iowa 52801-1987

The Bank of New York Mellon Trust Company, N.A.

Corporate Trust (Jacksonville)

10161 Centurion Parkway North, 2nd Floor

Jacksonville, Florida 32256

Attn: Geraldine Creswell, Vice President

With a copy to:

H. Scott Miller, Esq.

Bingham McCutchen LLP

One State Street

Hartford, CT 06103

Richard L. Martin, Esq.

1044 Main Street #900

Kansas City, MO 64105

13.7. Amendments

This Deed of Trust cannot be modified except by an instrument in writing signed by the party against whom enforcement of any waiver or other modification is sought. A copy of any such document shall be sent by such party to all other parties.

13.8. Headings

Section headings are included in this Deed of Trust for convenience of reference only and shall not be used in construing this Deed of Trust.

13.9. Severability of Provisions

Every provision of this Deed of Trust is intended to be severable. In the event that any provision hereof is declared to be invalid or unenforceable for any reason by a court of competent jurisdiction, such invalidity or unenforceability shall not affect the remaining provisions hereof.

13.10. Governing Law

This Deed of Trust shall be, and the Note Agreement provides that they are to be, governed by, and construed and enforced in accordance with, the laws of the State of New York, excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State. Notwithstanding such provisions, however, (i) matters respecting title to the Property and the creation, perfection, priority and foreclosure of liens on, and security interests in, the Property shall be governed by, and construed and enforced in accordance with, the internal law of Missouri without giving effect to the conflicts-of-law rules and principles of such state; (ii) Grantor agrees that whether or not deficiency judgments are available under the laws of Missouri after a foreclosure (judicial or nonjudicial) of the Property, or any portion thereof, or any other realization thereon by Beneficiary or any Noteholder or their respective successors and assigns, Beneficiary, Noteholders and their respective successors and assigns shall have the right to seek such a deficiency judgment against Grantor in other states or foreign jurisdictions; and (iii) Grantor agrees that, to the extent Beneficiary, any Noteholder or any of their respective successors and assigns obtains a deficiency judgment in any other state or foreign jurisdiction then such party shall have the right to enforce such judgment in Missouri, as well as in other states or foreign jurisdictions.

13.11. Joint and Several Obligations

Should this Deed of Trust be signed by more than one party, all obligations contained herein shall be deemed to be the joint and several obligations of each such party. Any married person signing this Deed of Trust agrees that recourse may be had against community assets and against his or her separate property for the satisfaction of all obligations contained herein.

13.12. Interpretation

In this Deed of Trust the singular shall include the plural and the masculine shall include the feminine and neuter and vice versa, if the context so requires. Any reference to the Note Agreement, the Notes, any other documents, certificates, or agreements executed in connection therewith prior to, on or after the date hereof, the other Secured Obligations or other related document shall include such document both as originally executed and as it may from time to time be modified. References herein to Sections and Exhibits shall be construed as references to this Deed of Trust unless a different document is named, and references to subsections shall be construed as references to the same Section in which the reference appears. The term “document” is used in its broadest sense and encompasses agreements, certificates, opinions, consents, instruments and other written material of every kind. The terms “including” and “include” mean “including (include) without limitation.” The term “any,” as a modifier to any noun, shall be construed to mean “any and/or all” preceding the same noun in the plural. The term “agreement” includes both written and oral agreements. The terms “modify” and “modification,” when used with reference to any document or obligation, include amendments, supplements, renewals, extensions, waivers, terminations and other modifications of every kind. The terms “law” and “laws,” unless otherwise modified, mean, collectively, all federal, state and local laws, rules, regulations, codes and administrative and judicial precedents. The word “person” includes corporations, partnerships, limited liability companies and other forms of association. The terms “herein,” “hereunder” and other similar compounds of the word “here” refer to this entire Deed of Trust and not to any particular provision or Section hereof. As stated in the last recital, capitalized terms used and not otherwise defined shall have the meaning given to them in the Note Agreement.

13.13. Counterparts

This Deed of Trust may be executed in counterparts and any party may execute any counterpart, each of which shall be deemed to be an original and all of which, taken together, shall be deemed to be one and the same document.

13.14. Successors and Assigns

This Deed of Trust shall bind, and shall inure to the benefit of, Grantor, Trustee, Beneficiary, the Noteholders and their respective heirs, legatees, devisees, administrators, executors and other successors and assigns.

13.15. Beneficiary as Collateral Agent

(a) Beneficiary has been appointed to act as Beneficiary hereunder by the Noteholders. Beneficiary shall be obligated, and shall have the right hereunder, to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking any action (including, without limitation, the release or substitution of Property), solely in accordance with this Deed of Trust, the Note Agreement and the Collateral Agency Agreement.

(b) Beneficiary hereunder shall at all times be the same person or entity that is the Collateral Agent under the Note Agreement and the Collateral Agency Agreement. Written notice of resignation by the Collateral Agent pursuant to the Collateral Agency Agreement shall also constitute notice of resignation as Beneficiary under this Deed of Trust; and appointment of a successor Collateral Agent pursuant to the Collateral Agency Agreement shall also constitute appointment of a successor Beneficiary under this Deed of Trust. Upon the acceptance of any appointment as the Collateral Agent under the Collateral Agency Agreement by a successor Collateral Agent, that successor Collateral Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Beneficiary under this Deed of Trust, and the retiring Beneficiary under this Deed of Trust shall promptly (i) transfer to such successor Beneficiary all sums, securities and other items of Property held hereunder, together with all records and other documents necessary or appropriate in connection with the performance of the duties of the successor Beneficiary under this Deed of Trust, and (ii) execute and deliver to such successor Beneficiary such amendments to financing statements, and take such other actions, as may be necessary or appropriate in connection with the assignment to such successor Beneficiary of the liens and security interests created hereunder, whereupon such retiring Beneficiary shall be discharged from its duties and obligations under this Deed of Trust. After any retiring Beneficiary’s resignation hereunder as Beneficiary, the provisions of this Deed of Trust shall inure to its benefit as to any actions taken or omitted to be taken by it under this Deed of Trust while it was Beneficiary hereunder.

13.16. Resolution of Conflicts

The parties hereto acknowledge and agree that with respect to the validity and enforceability of this Deed of Trust, the terms and conditions of this Deed of Trust shall control; provided, however, that in the event of any conflict between this Deed of Trust and the Note Agreement with respect to all other terms and conditions, the Note Agreement shall control.

13.17. Business Purpose.

Grantor warrants that it is engaging in this transaction exclusively for business, commercial or investment purposes.

13.18. State Specific Provisions.

This Deed of Trust is governed by the further provisions set forth in Appendix I attached hereto and made a part hereof, which are incorporated herein as if fully set forth herein. In the event of any inconsistencies between the terms and conditions set forth in Appendix I and the other provisions of this Deed of Trust, the terms and conditions set forth in Appendix I shall control and be binding.

[Remainder of page intentionally left blank. Next page is signature page.]

IN WITNESS WHEREOF, Grantor has caused this Deed of Trust to be duly executed as of the date first written above.

GRANTOR:

ST. LOUIS POST-DISPATCH LLC, a Delaware limited liability company

By:	Pulitzer Inc., a Delaware corporation, Its Managing Member

By:
		Name:	Carl G. Schmidt
		Title:	Treasurer

STATE OF                                     )

                                                          )  ss.

COUNTY OF                                 )

On this              day of                     , 2012, before me, the undersigned, a Notary Public in and for the State of Iowa, duly commissioned and sworn, appeared Carl G. Schmidt, to me personally known, who being by me duly sworn, did say that he is the Treasurer of Pulitzer Inc., a Delaware corporation, as Managing Member of St. Louis Post-Dispatch LLC, a Delaware limited liability company (the “Company”), and that said instrument was signed on behalf of said corporation as Managing Member of the Company by authority of the board of directors of said corporation and the manager or members of the Company, and said Carl G. Schmidt acknowledged said instrument to be the free act and deed of said limited liability company, and that the seal affixed, if any, is the seal of said limited liability company.

IN WITNESS WHEREOF I have hereunto set my hand and my official seal in the County and State aforesaid on the day and year first above written.

Name(print):
Notary Public

My Commission Expires:

PLEASE AFFIX SEAL FIRMLY AND CLEARLY IN THIS BOX.

[Signature and Acknowledgement Page to Deed of Trust (Dunlap)]

EXHIBIT A

DESCRIPTION OF THE LAND

Lot 1 of The St. Louis Post-Dispatch Depot, a subdivision in the County of St. Louis, Missouri, according to the plat thereof recorded in Plat Book 349 page 679 of the St. Louis County Records.

EXHIBIT B

PERMITTED LIENS

1.	Any encroachment, encumbrance, violation, variation, or adverse circumstance affecting the Title that would be disclosed by an accurate and complete land survey of the Land.

2.	All inchoate liens for assessments and taxes for the year 2012 and all subsequent years for the County of St. Louis and City of Maryland Heights.

3.	All inchoate liens for sewer assessments.

4.	Matters disclosed by Survey recorded in Surveyors Record Book 8 page 5.

5.	Easements granted to Yarhola Pipe Line Company by instruments recorded in Book 426 page 116, Book 421 page 457 and Book 421 page 458 and Assignment of the aforesaid easements to Ozark Pipe Line Company by instrument recorded in Book 472 page 14.

6.	Easements granted Shell Pipe Line Corporation by instrument recorded in Book 882 page 31, Book 1447 page 232, Book 3623 page 236 and Book 6451 page 893.

7.	Easement for ingress and egress and restrictions, according to the instrument recorded in Book 2788 page 239.

8.	Easements granted to Union Electric Company of Missouri by instrument recorded in Book 2032 page 138 and Book 2816 page 638.

9.	Terms and provisions of that certain Contract of Waiver and Indemnity executed by William H. Schulte and Marie L. Schulte, in favor of Union Electric Company of Missouri, and recorded in Book 2882 page 126.

10.	Terms and provisions of the sewer agreement, including a provision for assessments, contained in the instrument recorded in Book 5968 page 436.

11.	Easement granted to Union Electric Company by instrument recorded in Book 5735 page 302, Book 6145 page 337, Book 6356 page 1072 and Book 6628 page 18.

12.	Easement for joint driveway by instrument recorded in Book 6286 page 1842.

13.	Building lines and easements established by the plat recorded in Plat Book 121 page 32 as amended by Surveyor’s Affidavit recorded in Book 6403 page 1628, and covenants and restrictions, including a provision for Subdivision Assessments, contained in the Subdivision Indenture recorded in Book 6179 page 301. (Note: A portion of that certain “17’ Rail Easement” established by said Record Plat has been released by instrument recorded in Book 12842 page 1708.)

14.	Building lines and easements established by the plat recorded in Plat Book 135 pages 32 and 33.

15.	Easement granted to Southwestern Bell Telephone Company by instrument recorded in Book 6385 page 1779.

16.	Terms and provisions of Ordinance No. 2125 of the Metropolitan St. Louis Sewer District, a certified copy of which is recorded in Book 6502 page 2287.

17.	Easement granted to Fee Fee Trunk Sewer, Inc. by instrument recorded in Book 6551 page 1704.

18.	Easement granted to Union Electric Company by instrument recorded in Book 6628 page 18.

19.	Terms, conditions, provisions and easements contained in that certain Agreement and Grant of easement recorded in Book 9979 page 512.

20.	Terms, conditions, provisions and easements contained in that certain Agreement and Grant of easement recorded in Book 9979 page 519.

21.	Terms, conditions, provisions and easements contained in that certain Agreement and Grant of easement recorded in Book 9988 page 1460.

22.	Building lines and easements established by the plat recorded in Plat Book 299 page 81 and 82.

23.	Building lines and easements established by the plat recorded in Plat Book 349 page 679.

24.	Terms and provisions of the Maintenance Agreement with The Metropolitan St. Louis Sewer District, including a provision for sewer assessments, recorded in Book 13446 page 2632.

25.	Temporary Construction License granted to the City of Maryland Heights, Missouri, by Instrument recorded in Book 13687 page 639.

EXHIBIT C

ENVIRONMENTAL REPORTS

NONE

APPENDIX I

STATE SPECIFIC PROVISIONS

Section 1.1. Interpretation; Conflicts. In the event of any inconsistencies between the terms and conditions of this Appendix I and the other provisions of this instrument, the terms and conditions of this Appendix shall control and be binding.

Section 1.2. Future Advances. THIS DEED OF TRUST, SECURITY AGREEMENT AND FIXTURE FILING SECURES FUTURE ADVANCES AND FUTURE OBLIGATIONS AND SHALL BE GOVERNED BY SECTION 443.055 R.S.MO., AS AMENDED FROM TIME TO TIME. THE TOTAL FACE AMOUNT OF THE PRESENT AND FUTURE ADVANCES AND OBLIGATIONS WHICH MAY BE SECURED HEREBY IS $126,355,000.00, PLUS ANY ADDITIONAL AMOUNTS WHICH MAY BE SECURED HEREBY UNDER THE PROVISIONS OF SECTION 443.055 R.S.MO., AS AMENDED.

Section 1.3. Insurance.

(a) Pursuant to Section 427.120 R.S.Mo., Grantor acknowledges receipt of the following notice: “Unless you provide evidence of the insurance coverage required by your agreement with us, we may purchase insurance at your expense to protect our interests in your collateral. This insurance may, but need not, protect your interests. The coverage that we purchase may not pay any claim that you make or any claim that is made against you in connection with the collateral. You may later cancel any insurance purchased by us, but only after providing evidence that you have obtained insurance as required by our agreement. If we purchase insurance for the collateral, you will be responsible for the costs of that insurance, including the insurance premium, interest and any other charges we may impose in connection with the placement of the insurance, until the effective date of the cancellation or expiration of the insurance. The costs of the insurance may be added to your total outstanding balance or obligation. The costs of the insurance may be more than the cost of insurance you may be able to obtain on your own.”

(b) If Grantor fails to maintain any insurance required hereunder or under the other Loan Documents or fails to provide evidence of such insurance as required hereunder or under the other Loan Documents, Beneficiary may, but shall not be obligated to, purchase such required insurance at Grantor’s expense to protect its interests in the Property. This insurance may, but need not, protect the Grantor’s interests in the Property. The coverage that Beneficiary purchases shall not be required to pay any claim that the Grantor makes or any claim that is made against the Grantor in connection with the Property. The Grantor may later cancel any insurance purchased by Beneficiary, but only after providing evidence that the Grantor has obtained the insurance required hereunder and under any other Loan Document. If Beneficiary purchases insurance for the Property, Grantor will be responsible for the costs of the insurance, including the insurance premium, interest thereon from the date of each such payment or expenditure at the then applicable rate under the Note and any other charges Beneficiary may impose in connection with the placement of the insurance, until the effective date of the cancellation or expiration of the insurance. All sums so paid or expended by Beneficiary, the interest thereon and the other charges in connection therewith shall be added to the Indebtedness and shall be secured by the lien of this Deed of Trust. The costs of the insurance obtained by the Beneficiary may be more than the cost of insurance Grantor may be able to obtain on its own. Unless Beneficiary otherwise agrees in writing, the Grantor shall pay to Beneficiary the full costs of such insurance, together with the accrued interest thereon and the other charges in connection therewith, within thirty (30) days after “Notice of Placement of Insurance” as required by Section 427.125 R.S.Mo.

Section 1.4. Oral Agreements. The following notice is provided pursuant to Section 432.047 R.S.Mo.: ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING PAYMENT OF A DEBT INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT ARE NOT ENFORCEABLE, REGARDLESS OF THE LEGAL THEORY UPON WHICH IT IS BASED THAT IS IN ANY WAY RELATED TO THIS AGREEMENT. TO PROTECT BOTH GRANTOR AND BENEFICIARY FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS WE REACH COVERING SUCH MATTERS ARE CONTAINED IN THE LOAN DOCUMENTS, WHICH REPRESENTS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN US, EXCEPT AS WE MAY LATER AGREE IN WRITING TO MODIFY IT.

Section 1.5. UCC Remedies. Beneficiary shall, upon an Event of Default, at its option and without notice or demand, be entitled to enter upon the Property to take immediate possession of the Fixtures and Personal Property. Beneficiary may thereafter sell all or any portion of the Personal Property and the Fixtures at public or private sale in accordance with the Uniform Commercial Code as adopted in Missouri or in accordance with the foreclosure advertisement and sale provisions under this Deed of Trust. Grantor agrees that a commercially reasonable manner of disposition of the Personal Property and the Fixtures upon a default shall include, without limitation and at the option of Beneficiary, the sale of Personal Property and the Fixtures, in whole or in part, concurrently with a foreclosure sale of the Property in accordance with the provisions of this Deed of Trust. In the further event Beneficiary shall dispose of any or all of the Personal Property and the Fixtures after default, the proceeds of disposition shall be applied in the following order: (i) to the expenses of retaking, holding, preparing for sale, selling and the like; (ii) to the reasonable attorneys’ fees and legal expenses incurred by Beneficiary; and (iii) to the satisfaction of the indebtedness secured hereby. Grantor hereby waives any right of redeeming the Personal Property and the Fixtures whether foreclosure with regard thereto is coterminous with or separate from foreclosure of the Property.

Section 1.6. Special Provisions Concerning Trustee’s Power of Sale

(a) If an Event of Default shall occur, Trustee is authorized and empowered to proceed to sell the Property as one parcel in its entirety or any part thereof, either in mass or in parcels, at the absolute discretion of Trustee, at public vendue, to the highest bidder for cash at the door of the Court House or other location then customarily employed for that purpose in the county (or city) where the Property being sold is located, first giving notice of the time and place of sale, and a description of the property to be sold, by advertisement published and as is provided by the laws of the State of Missouri then in effect, and upon sale shall execute and deliver a deed of conveyance of the property sold to the purchaser or purchasers thereof, and any statement or recital of fact in such deed, in relation to the non-payment of the money hereby secured to be paid, existence of the indebtedness so secured, notice of advertisement, sale and receipt of the proceeds of sale, shall be presumptive evidence of the truth of such statements or recital, and Trustee shall receive the proceeds of such sale out of which Trustee shall dispose of the proceeds: FIRST, to discharge the expenses of executing this Deed of Trust, including a reasonable commission to Trustee, and all proper costs, charges and expenses of the sale and reasonable attorney’s fees in connection with the sale; SECOND, to discharge all taxes, levies and assessments with costs and interest thereon from the date of advance to the date of sale at an interest rate equal to the default rate set forth in the Notes or the Note Agreement, including all monies previously advanced for taxes, levies and assessments and the due pro rata portion thereof for the current year; THIRD, to discharge in the order of their priority, if any, the remaining debts and obligations secured by this Deed of Trust, and liens of record other than Permitted Liens inferior thereon, it being agreed that the Loan shall, upon such sale being made before the maturity date of the Loan, be and become immediately due and payable; less the expense, if any, of obtaining possession upon the delivery and surrender to the purchaser of possession of the Property; and FOURTH, the residue of the proceeds shall be paid to any person or entity lawfully entitled thereto including to Grantor and its assigns, provided, however, that as to such residue Trustee shall not be bound by an inheritance, devise, conveyance, assignment or lien upon Grantor’s equity, without actual notice prior to distribution. Beneficiary may bid and become purchaser at any sale under this Deed of Trust. The power of sale hereunder shall not be exhausted by any one or more such sales (or attempts to sell) as to all or any portion of the Property remaining unsold, but shall continue unimpaired until all of the Property has been sold or all indebtedness of Grantor to Beneficiary secured hereby shall have been paid in full.

(b) Trustee may sell and convey the Property under the power aforesaid, although Trustee has been, may now be or may hereafter be attorney or agent of Beneficiary in respect to the loan made by Beneficiary evidenced by the Loan Documents or this Deed of Trust or in respect to any matter of business whatsoever.

(c) Trustee hereby lets the Property to Grantor until a sale be had under the foregoing provisions, upon the following terms and conditions, such letting being to-wit: Grantor and every and all persons claiming or possessing the Property, or any part thereof, by, through or under Grantor shall pay rent therefor during said term at the rate of one cent per month, payable monthly upon demand, and shall surrender immediate peaceable possession of the Property, to the purchaser thereof, under such sale, without notice or demand therefor. Should possession not be surrendered as provided for herein the purchaser shall be entitled to institute proceedings for possession as aforesaid.

(d) In the event any foreclosure advertisement is running or has run at the time of such appointment of a successor trustee, the successor trustee may consummate the advertised sale without the necessity of republishing such advertisement. The making of oath or giving of bond by Trustee or any successor trustee is expressly waived.

SPACE ABOVE LINE RESERVED FOR OFFICIAL RECORDER’S USE

1. Title of Document:	Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing

2. Date of Document:	January 30, 2012

3. Grantors:	St. Louis Post-Dispatch LLC,
a Delaware limited liability company

STL Distribution Services LLC,
a Delaware limited liability company

4. Grantee/Beneficiary:	The Bank of New York Mellon Trust Company, N.A.
a national banking association,
in its capacity as collateral agent

5. Statutory Mailing:	Grantors:
Addresses	St. Louis Post-Dispatch LLC
900 N. Tucker Avenue
St. Louis, Missouri, 63101

STL Distribution Services LLC
900 N. Tucker Avenue
St. Louis, Missouri, 63101

Grantee/Beneficiary:
The Bank of New York Mellon Trust Company, N.A.
10161 Centurion Parkway, N.
Jacksonville, Florida 32256

6. Legal Description:	See Exhibit A attached to the document, page 36.

7. Reference to Book and Page:	N/A

Recording requested by, and when recorded mail to:

Bingham McCutchen LLP

One State Street

Hartford, Connecticut 06103

Attn: H. Scott Miller, Esq.

THIS DEED OF TRUST, SECURITY AGREEMENT AND FIXTURE FILING SECURES FUTURE ADVANCES

AND FUTURE OBLIGATIONS AND SHALL BE GOVERNED BY SECTION 443.055 R.S.MO., AS

AMENDED FROM TIME TO TIME. THE TOTAL FACE AMOUNT OF THE PRESENT AND FUTURE

ADVANCES AND OBLIGATIONS WHICH MAY BE SECURED HEREBY IS $131,355,000.00, PLUS ANY

ADDITIONAL AMOUNTS WHICH MAY BE SECURED HEREBY UNDER THE PROVISIONS OF SECTION

443.055 R.S.MO., AS AMENDED.

DEED OF TRUST, ASSIGNMENT OF RENTS AND LEASES, SECURITY

AGREEMENT AND FIXTURE FILING

This Deed of Trust, Assignment of Rents and Leases, Security Agreement and Fixture Filing (as amended, extended, restated, renewed, consolidated, spread or otherwise modified from time to time, this “Deed of Trust”), dated as of January 30, 2012, is executed by ST. LOUIS POST-DISPATCH LLC, a Delaware limited liability company whose address is 900 North Tucker Boulevard, St. Louis, Missouri 63101 (“Post-Dispatch”) and STL DISTRIBUTION SERVICES LLC, a Delaware limited liability company whose address is 900 North Tucker Boulevard, St. Louis, Missouri 63101 (“Distribution”) collectively, as Grantors (collectively, “Grantors” and each individually, a “Grantor”) , in favor of RICHARD L. MARTIN, ESQ., an individual (“Trustee”), whose address is 1044 Main Street # 900, Kansas City, Missouri 64105, as Trustee, for the benefit of THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., a national banking association, as Collateral Agent (in such capacity, “Beneficiary”), for the benefit of certain holders of Notes (as defined below), as the same may be from time to time (each a “Noteholder”, and collectively the “Noteholders”) that are parties to the Note Agreement (as defined below), the Beneficiary’s address being 10161 Centurion Parkway, N., Jacksonville, Florida 32256.

RECITALS:

WHEREAS, Post-Dispatch is the fee owner of the real property and improvements described in Exhibit A-1 attached hereto and Distribution is the fee owner of the real property and improvements described in Exhibit A-2 attached hereto;

WHEREAS, Post-Dispatch and the Noteholders have entered into that certain Note Agreement dated as of January 30, 2012 (as so amended and as the same may be further amended, restated, supplemented or otherwise modified from time to time, the “Note Agreement”), whereby the Noteholders have agreed to purchase the Grantor’s senior guaranteed promissory notes due December 31, 2015 the aggregate maximum principal amount of which may at any time be outstanding is One Hundred Thirty-One Million Three Hundred Fifty-Five Dollars ($131,355,000.00) (as amended, extended, renewed, consolidated, spread or otherwise modified from time to time, the “Notes”, such term to include any such notes issued in substitution or exchange therefor pursuant to the Note Agreement);

WHEREAS, Pursuant to that certain Subsidiary Guaranty Agreement of even date herewith (the “Guaranty”), Distribution and certain of its affiliates did irrevocably, absolutely and unconditionally guaranty to each Noteholder the full and prompt payment of the Notes and the performance of all obligations of Post-Dispatch under the Note Agreement.

WHEREAS, the Beneficiary and the Noteholders have entered into that certain Collateral Agency Agreement, dated as of even date herewith (the “Collateral Agency Agreement”), as acknowledged by and consented to Grantors and certain affiliates, pursuant to which the Noteholders requested that the Beneficiary act as the Collateral Agent for and on behalf of the Noteholders with respect to the Collateral, and pursuant to which the Beneficiary has agreed to this request;

WHEREAS, Grantors have agreed to execute and deliver this Deed of Trust to Trustee, for the benefit of Beneficiary, as Collateral Agent for the Noteholders, as security for the aggregate indebtedness and other obligations from time to time owing by Post-Dispatch under or in respect of the Notes, the Note Agreement and the other documents, certificates and agreements executed in connection therewith prior to, on or after the date hereof, whether now existing or hereafter arising and whether consisting of principal, interest, late charges, fees, reimbursements, costs, expenses, indemnities, premium, yield-maintenance amounts or any other amounts whatsoever (including, without limitation, all payments made by the Grantors pursuant to the Collateral Agency Agreement (including all interest payable in respect of such payments)), however said indebtedness or other obligation may be amended, extended, renewed, consolidated, increased in amount or otherwise modified from time to time (said aggregate present and future indebtedness and other obligations hereinafter referred to as the “Indebtedness”), and as security for the keeping, performance and observance of, and compliance with, all covenants, agreements, conditions and other provisions required to be kept, performed, observed and complied with by Grantors from time to time pursuant to or in connection with the Note Agreement and the Guaranty; and

WHEREAS, Grantors are receiving a good and valuable benefit, the sufficiency and receipt of which is hereby acknowledged, from the Noteholders entering into the Note Agreement.. Capitalized terms used herein and not otherwise defined shall have the meaning given to them in the Note Agreement. The provisions set forth below are subject to the provisions set forth in Appendix I attached hereto.

1.	Assignment in Trust with Power of Sale.

For good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, each Grantor does hereby irrevocably GRANT, BARGAIN AND SELL, CONVEY AND CONFIRM to Trustee, IN TRUST, WITH POWER OF SALE, AND WITH RIGHT OF ENTRY AND POSSESSION, for the benefit of Beneficiary for the benefit of the Noteholders, as security for the obligations described below, all of such Grantor’s right, title and interest, whether now existing or hereafter acquired, in and to all of the following (collectively, the “Property”):

1.1. That certain real property (collectively, the “Land”) in the City of St. Louis, State of Missouri, described in Exhibit A-1 and in the County of St. Louis, State of Missouri, described in Exhibit A-2 attached hereto and incorporated herein by this reference.

1.2. All buildings, landscaping and other improvements now or hereafter located on, acquired or appurtenant to the Land, including without limitation the Fixtures (as defined below) (collectively, the “Improvements”).

1.3. All easements, rights-of-way, licenses and other rights now or hereafter used in connection with the Property or as a means of access thereto, including without limitation: water and water rights, and shares of stock evidencing the same; trackage agreement rights; rights to use common drive entries; rights relating to land within the right-of-way of adjoining streets; rights in or to sidewalks, alleys and strips and gores of land adjoining or used in connection with the Property; air rights; development rights and credits; and tenements, hereditaments and other appurtenances of and to the Property.

1.4. All fixtures and goods that are or are to become fixtures now or hereafter located on, attached to, installed in or used in connection with the Property (collectively, the “Fixtures”), including without limitation all partitions, generators, screens, awnings, boilers, furnaces, pipes, plumbing, elevators, cleaning, call and sprinkler systems, fire extinguishing machinery and equipment, water tanks, heating, ventilating, air conditioning and air cooling machinery and equipment, gas and electric machinery and equipment and other appliances, machinery and equipment and other fixtures of every nature.

1.5. All oil, gas and other mineral rights relating to the Property, and all royalty, leasehold and other rights pertaining thereto.

1.6. All of Grantor’s right, title and interest as landlord or tenant in and to all leases and subleases relating to any portion of the Property, including without limitation all advance rentals, security deposits and any other deposits (but not including the Rents, as defined and separately assigned in Section 3.1 hereof).

1.7. All deposits made with and other security given to utility companies by Grantor in connection with the Property, and all reserves, escrow and impounds, and all claims in law and equity that relate to the Property.

1.8. All greater right, title and interest hereafter acquired by Grantor in or to the Property, and all options relating to such property (whether Grantor is optionor or optionee).

1.9. All rights to proceeds of property, liability, rent abatement, business interruption and other insurance relating to the ownership or operation of the Property, and all awards made for the taking by eminent domain (or by any proceeding in lieu thereof) of any portion of the Property, including awards relating to changes in grade of streets or for severance damages (“Condemnation Awards”).

1.10. All other agreements, such as construction contracts, architects’ agreements, engineers’ contracts, utility contracts, maintenance agreements, management agreements, service contracts, listing agreements, guaranties, warranties, permits, licenses, certificates and entitlements in any way relating to the construction, use, occupancy, operation, maintenance, enjoyment or ownership of the Property (the “Property Agreements”).

1.11. All rights, privileges, tenements, hereditaments, rights-of-way, easements, appendages and appurtenances appertaining to the foregoing.

1.12. All property tax refunds, utility refunds and rebates, earned or received at any time, relating to the Property (the “Tax Refunds”).

1.13. All insurance policies, unearned premiums therefor and proceeds from such policies covering any of the above property now or hereafter acquired by Grantor (the “Insurance”).

1.14. All of Grantor’s rights to appear in and defend any action or proceeding brought with respect to the Property and to commence any action or proceeding to protect the interest of Grantor in the Property.

1.15. All additions and accretions to any of the foregoing.

2.	Obligations Secured.

This Deed of Trust secures the performance of each of the following obligations (collectively, the “Secured Obligations”):

2.1. the payment of all Indebtedness;

2.2. each of Grantors’ obligations hereunder and all other existing and future obligations to Beneficiary and the Noteholders under the Note Agreement, the Notes, the Guaranty and all other documents, certificates and agreements executed in connection therewith prior to, on or after the date hereof;

2.3. any and all amendments, renewals, extensions and other modifications of any of the foregoing; and

2.4. reimbursement of all amounts advanced by or on behalf of Beneficiary or any Noteholder to protect Beneficiary’s and the Noteholders’ interests under this Deed of Trust.

3.	Assignment of Rents and Profits.

3.1. Absolute Assignment

Grantors hereby absolutely and irrevocably assign to Beneficiary for the benefit of the Noteholders all of its right, title and interest in and to all rents, issues, profits, royalties, income and other proceeds and similar benefits derived from the Property (collectively, the “Rents”), and hereby irrevocably appoints Beneficiary its true and lawful attorney-in-fact, at Beneficiary’s option at any time, to demand, receive and enforce payment, to give receipts, releases and satisfactions, and to sue, either in Grantor’s name, the Noteholders’ names or in Beneficiary’s name, for all Rents.

3.2. License to Collect

Notwithstanding the foregoing assignment of the Rents, so long as no Event of Default (as defined below) has occurred and is continuing, Grantors shall have a license to collect all Rents (but no more than one month in advance), and to retain and enjoy the same.

3.3. Collection and Application of Rents by Beneficiary

While any Event of Default remains uncured, (a) Grantors’ license to collect the Rents shall automatically terminate, without notice, (b) Beneficiary may at any time, without notice, in person, by agent or by court-appointed receiver, and without regard to the adequacy of any security for the Secured Obligations, enter upon any portion of the Property and/or, with or without taking possession thereof, in its own name or the Noteholders’ names sue for or otherwise collect the Rents (including past due amounts), and (c) promptly following demand by Beneficiary therefor, Grantors shall deliver to Beneficiary, for the benefit of the Noteholders, all prepaid Rents, deposits relating to Rents, and all other Rents then held by or thereafter collected by Grantors. All Rents collected by or delivered to Beneficiary may only be applied by Beneficiary against the Secured Obligations, in such order as Beneficiary shall determine in its absolute discretion. No application of Rents against any Secured Obligations or other action taken by Beneficiary or any Noteholder under this Section 3 shall be deemed to cure or waive any Event of Default, or to invalidate any other action taken in response to such Event of Default, or to make Beneficiary or the Noteholders a mortgagee-in-possession of the Property.

3.4. Further Assignments

Upon demand by Beneficiary from time to time, Grantors shall promptly execute and deliver to Beneficiary, for the benefit of the Noteholders, in form and substance reasonably satisfactory to Beneficiary, recordable assignments of each Grantor’s interest in any leases, subleases, contracts, licenses, permits and other documents and agreements to which Rents relate; provided however, that no such assignment shall be construed to impose upon Beneficiary or any Noteholder any obligation with respect thereto.

3.5. Termination

The assignment of the Rents to Beneficiary hereunder shall terminate and be of no further force and effect following the satisfaction in full of all Secured Obligations.

3.6. Assigned Leases

Except as otherwise agreed in writing by Beneficiary from time to time, the following shall apply to each lease and sublease of any portion of the Property (collectively, the “Assigned Leases”) with respect to which any portion of the landlord’s interest is assigned to Beneficiary and/or Trustee under this Deed of Trust:

(a) Grantors shall promptly perform all of its obligations as landlord under each Assigned Lease, and shall immediately notify Beneficiary in writing of any notice of default received by Grantors from the tenant thereunder.

(b) Grantors shall diligently enforce the performance of all of the obligations of the tenant under each Assigned Lease and shall not waive any default or waive, release or discharge any such tenant of or from any such obligation.

(c) Grantors shall not collect the Rents (or any other amounts) due under any Assigned Lease more than one month in advance of the date due.

(d) Grantors hereby irrevocably authorize and direct the tenants under all Assigned Leases to pay all amounts owing to Grantors thereunder to Beneficiary, for the benefit of the Noteholders, following receipt of any written notice from Beneficiary which states that an Event of Default remains uncured and that all such amounts are to be paid to Beneficiary. Grantors further authorize and direct all such tenants to pay all such amounts to Beneficiary, for the benefit of the Noteholders, without any right or obligation to inquire as to the validity of Beneficiary’s notice and regardless of the fact that Grantors have notified any such tenants that Beneficiary’s notice is invalid or has then directed any such tenants not to pay such amounts to Beneficiary.

(e) Upon the foreclosure of this Deed of Trust, no Assigned Lease shall be destroyed or terminated by application of the doctrine of merger or as a matter of law unless Beneficiary, any Noteholder or any purchaser at such foreclosure sale so elects. No act by or on behalf of Beneficiary or any such purchaser shall constitute a termination of any Assigned Lease unless Beneficiary or such purchaser gives written notice thereof to the applicable tenant or subtenant.

(f) Each Grantor hereby represents and warrants to Beneficiary and the Noteholders, with respect to each Assigned Lease that is presently in effect (collectively, the “Current Assigned Leases”), (i) that Grantor has delivered to Beneficiary a true and complete copy of each Current Assigned Lease, together with all modifications and a rent roll with respect to all Current Assigned Leases; (ii) that Grantor has not accepted any payment of rent (or other charge except any tenant security deposits and advances or prepaid rents in accordance with the provisions of any of the Assigned Leases) under any Current Assigned Lease more than thirty (30) days prior to the due date of such payment; and (iii) that, to the best of Grantor’s knowledge, no material default by Grantor or any other person under any Current Assigned Lease remains uncured.

3.7. Perfection Upon Recordation

Each Grantor acknowledges that Beneficiary and Trustee have taken all actions necessary to obtain, and that upon recordation of this Deed of Trust Beneficiary and Trustee shall have, to the extent permitted under applicable law, a valid and fully perfected, first priority, present assignment of the Rents arising out of the Assigned Leases and all security for such Assigned Leases. Each Grantor acknowledges and agrees that upon recordation of this Deed of Trust, Trustee’s and Beneficiary’s interest in the Rents shall be deemed to be fully perfected, “choate” and enforced as to Grantors and all third parties, including, without limitation, any subsequently appointed trustee in any case under Title 11 of the United States Code (the “Bankruptcy Code”), without the necessity of commencing a foreclosure action with respect to this Deed of Trust, making formal demand for the Rents, exercising Beneficiary’s rights under the assignment of Rents provided in this Section 3 in favor of Beneficiary and the Noteholders pursuant to this Deed of Trust, obtaining the appointment of a receiver or taking any other affirmative action.

3.8. Bankruptcy Provisions

Without limitation of the absolute nature of the assignment of the Rents hereunder, Grantors, Trustee and Beneficiary agree that (a) this Deed of Trust shall constitute a “security agreement” for purposes of Section 552(b) of the Bankruptcy Code, (b) the security interest created by this Deed of Trust extends to property of Grantors acquired before the commencement of a case in bankruptcy and to all amounts paid as Rents and (c) such security interest shall extend to all Rents acquired by the debtor’s estate after the commencement of any case in bankruptcy.

3.9. No Merger of Estates

So long as part of the Secured Obligations secured hereby remains unpaid and undischarged, the fee and leasehold estates to the Property shall not merge, but shall remain separate and distinct, notwithstanding the union of such estates either in Grantors, Beneficiary, any tenant or any third party by purchase or otherwise.

4.	Security Agreement

4.1. Security Interest

This Deed of Trust constitutes a “security agreement” with respect to the Fixtures, Assigned Leases, Rents, Property Agreements, Tax Refunds, Proceeds (as defined herein), Insurance and Condemnation Awards (the “Collateral”). To this end, each Grantor grants to Beneficiary a first and prior security interest in the Collateral and further affirms its grant of all other Property which is personal property (“Personal Property”) pursuant to that certain Security Agreement of even date herewith, to secure the payment and performance of the Secured Obligations, and agrees that Beneficiary shall have all the rights and remedies of a secured party under the UCC with respect to such property. Any notice of sale, disposition or other intended action by Beneficiary with respect to Collateral sent to Grantors at least ten (10) days prior to any action under the UCC shall constitute reasonable notice to Grantors.

4.2. Financing Statements

Each Grantor shall execute and deliver to Beneficiary, in form and substance satisfactory to Beneficiary, such financing statements and such further assurances as Beneficiary may, from time to time, reasonably consider necessary to create, perfect and preserve Beneficiary’s security interest hereunder and Beneficiary may cause such statements and assurances to be recorded and filed, at such times and places as may be required or permitted by law to so create, perfect and preserve such security interest. Each Grantor’s state of organization is the State of Delaware.

4.3. Fixture Filing

This Deed of Trust shall also constitute a “fixture filing” for the purposes of the UCC against all of the Property constituting goods that are or are to become fixtures. As to all fixtures on the Land owned by Post-Dispatch, the name of the debtor is St. Louis Post-Dispatch LLC and the name of the secured party is The Bank of New York Mellon Trust Company, N.A., as Collateral Agent. As to all fixtures on the Land owned by Distribution, the name of the debtor is STL Distribution Services LLC and the name of the secured party is The Bank of New York Mellon Trust Company, N.A., as Collateral Agent. The address of Post-Dispatch is set forth in the initial paragraph of this Deed of Trust and is a mailing address for such debtor, the address of Distribution is set forth in the initial paragraph of this Deed of Trust and is a mailing address for such debtor, and the address of Beneficiary set forth in the initial paragraph of this Deed of Trust is a mailing address for the secured party. The Post-Dispatch debtor is an organization, the type of organization for the debtor is a limited liability company, the jurisdiction for the debtor is the State of Delaware, and the organizational identification number for such debtor is 3211374. The Distribution debtor is an organization, the type of organization for the debtor is a limited liability company, the jurisdiction for the debtor is the State of Delaware, and the organizational identification number for such debtor is 3371779. This Deed of Trust covers goods that are or are to become fixtures related to the Property. Each Grantor is the record owner of its Property.

5.	Maintenance, Operation, Preservation and Repair of Property

Grantors shall maintain the Property (and all abutting grounds, sidewalks, roads, parking and landscape areas) in good condition and repair (other than ordinary wear and tear), shall operate the Property in a businesslike manner, shall use its best efforts to preserve and protect both its own and Beneficiary’s and the Noteholders’ interests in connection with the Property, shall not commit or permit any waste or deterioration of the Property, shall not abandon any portion of the Property, and shall not otherwise act, or fail to act, in such a way as to unreasonably increase the risk of any damage to the Property or of any other impairment of Beneficiary’s or the Noteholders’ interests hereunder. Without limiting the generality of the foregoing, and except as otherwise agreed by Beneficiary in writing from time to time, Grantors shall promptly and faithfully perform and observe each of the following provisions:

5.1. Alterations and Repair

Grantors shall not remove, demolish or materially alter any Improvement, except to make non-structural repairs that preserve or increase the Property’s value. Grantors shall promptly restore, in a good and workmanlike manner, any Improvement (or other aspect of the Property) that is damaged or destroyed from any cause, and shall diligently complete, in a good and workmanlike manner, any Improvement constructed by Grantors from time to time.

5.2. Compliance with Laws

Grantors shall comply with all applicable federal, state and local laws, rules, regulations, codes and administrative and judicial decisions applicable to the Property, shall not permit any act on or with respect to the Property in violation of any of the foregoing, and shall obtain and maintain in effect all licenses, permits, exemptions, approvals and other authorizations required by law in connection with the ownership and operation of the Property.

5.3. Compliance with Rights of Third Parties

Grantors shall comply with all covenants, conditions, restrictions, easements and rights of way, and all other contract and other rights of third parties relating to the Property, including without limitation all leases and subleases under which any Grantor is a landlord or tenant.

5.4. Changes in Property Restrictions

Grantors shall not initiate, join in or consent to any change in any applicable zoning ordinance, general plan or similar law, or to any private restrictive covenant or any similar public or private restriction or obligation with respect to the Property without Beneficiary’s consent.

5.5. Taxes and Impositions

Grantors shall pay, prior to delinquency, all of the following (collectively, the “Impositions”): (i) all general and special real property taxes and assessments imposed on the Property; (ii) all other taxes and assessments of every kind that are assessed upon the Property (or upon the owner and/or operator of the Property) and that create or may create a lien upon the Property (or upon any personal property or fixture used in connection with the Property), including without limitation non-governmental levies and assessments imposed in connection with covenants, conditions or restrictions; (iii) all taxes and assessments imposed on the Property following Grantors’ execution hereof in lieu of or in addition to any of the foregoing Impositions; and (iv) all license fees, taxes and assessments imposed on Beneficiary or any Noteholder (other than income and franchise taxes) and measured by or based upon (in whole or in part) the Secured Obligations. If permitted by law, Grantors may pay any Imposition in installments; provided, however, all such installment payments shall be made on a timely basis so as to avoid any and all late fees, penalties, interest and similar charges.

(a) Grantors shall not be required to pay any Imposition so long as (i) its validity is being actively contested in good faith and by appropriate proceedings and (ii) Grantors have demonstrated to Beneficiary’s reasonable satisfaction that leaving such Imposition unpaid pending the outcome of such proceedings could not result in the sale of the Property to satisfy such Imposition or otherwise impair Beneficiary’s or the Noteholders’ interests hereunder; provided that, if reasonable under the circumstances, Beneficiary may require Grantors to furnish Beneficiary, for the benefit of the Noteholders, with a bond or other security reasonably satisfactory to Beneficiary in an amount not less than 150% of the applicable claim.

(b) Upon demand by Beneficiary from time to time, Grantors shall deliver to Beneficiary, within thirty (30) days following the due date of any

Imposition, but subject to the provisions of Section 5.5(a) above, evidence of payment reasonably satisfactory to Beneficiary.

5.6. Utility Charges

Grantors shall promptly pay all utility charges incurred for the benefit of the Property or which may become a lien upon the Property, and all assessments and other charges of a similar nature, public or private, relating to the Property, regardless of whether any such charge is or may become a lien thereon.

5.7. Liens

Grantors shall perform, on or before the date due, all obligations secured by any lien or encumbrance upon any portion of the Property. Notwithstanding the foregoing, Grantors shall not be required to perform any such secured obligation so long as (a) its validity is being actively contested in good faith and by appropriate proceedings and (b) Grantors have demonstrated to Beneficiary’s reasonable satisfaction that leaving such obligation unpaid or unperformed pending the outcome of such proceedings could not result in the sale of the Property to satisfy such obligation or otherwise impair Beneficiary’s or the Noteholders’ interests hereunder; provided that, if reasonable under the circumstances, Beneficiary may require Grantors to furnish Beneficiary, for the benefit of the Noteholders, with a bond or other security reasonably satisfactory to Beneficiary in an amount not less than 150% of the applicable claim. If any Grantor fails to fulfill its obligations under this Section with respect to any lien or encumbrance, Beneficiary may, subject to Section 8.5 hereof, discharge the same by paying the amount due or by providing a bond or other security therefor, without inquiring into the validity of such lien or encumbrance and without regard for any claimed defense or offset, and such Grantor shall, within three (3) business days following receipt of written demand, reimburse Beneficiary for all costs incurred by Beneficiary or the Noteholders in connection therewith.

5.8. Books and Records

Grantors shall maintain complete books of account and other records relating to the ownership and operation of the Property, including contributions of equity investment capital, in accordance with accounting principles reasonably acceptable to Beneficiary and applied on a consistent basis.

5.9. Hazardous Materials

Without limiting the generality of Section 5.2, Grantors shall not cause or permit the substantial or material violation of any law relating to industrial hygiene or environmental conditions in connection with the Property, including soil and ground water conditions, or use, generate, manufacture, store or dispose of on, under or about the Property, or transport to or from the Property, any flammable explosives, radioactive materials, hazardous wastes, toxic substances and similar substances and materials, including, without limitation, all Hazardous Materials (as hereinafter defined) and Mold. “Mold”, as used herein, shall mean any fungi that reproduces through the release of spores or the splitting of cells or other means, including, but not limited to, mold, mildew, fungi, fungal spores, fragments and metabolites such as mycotoxins and microbial volatile organic compounds. Without prior written notice to

Beneficiary (except in the case of emergency), Grantors shall take no remedial action with respect to any Hazardous Materials on, under or about the Property, and shall not enter into any settlement agreement, consent decree or other compromise or agreement relating to any such Hazardous Materials.

5.10. Title to Property and Lien of this Deed of Trust

Each Grantor (i) has good and indefeasible title to its Property, in fee simple (to the extent that the Property constitutes real property), free and clear of any liens, claims or interests, except the liens, if any, set forth on Exhibit B attached hereto and made a part hereof (the “Permitted Liens”), and (ii) has full power and lawful authority to encumber the Property in the manner and form set forth in this Deed of Trust. This Deed of Trust creates first priority liens and security interests against the Property. Grantors further hereby covenant and agree that within thirty (30) days of the date hereof, Grantors shall deliver a full paid Lenders Policy (or Policies) of Title Insurance insuring the lien of this Deed of Trust as senior to all other deeds of trust, liens, and encumbrances except as may be expressly provided herein.

5.11. First Lien Status

Grantors shall preserve and protect the first lien status of this Deed of Trust. If any lien or security interest other than the Permitted Liens is asserted against the Property, Grantors shall promptly, and at its expense, (a) give Beneficiary a detailed written notice of such lien or security interest (including origin, amount and other terms), and (b) pay the underlying claim in full or take such other action so as to cause it to be released.

5.12. Payment and Performance

Grantors shall pay the Indebtedness when due under the Notes, this Deed of Trust, the Note Agreement, the Guaranty or any related documents, and shall perform or cause the relevant Obligor to perform the Secured Obligations in full when and how they are required to be performed.

5.13. Other Covenants

All of the covenants of the Grantors in the Note Agreement or the Guaranty, as the case may be, are incorporated herein by reference and, together with covenants in this Article 5, shall, to the extent applicable, be covenants running with the land.

5.14. Environmental Matters

(a) Definitions. As used herein, “Environmental Laws” shall mean all existing or future federal, state and local statutes, ordinances, regulations, rules, executive orders, standards and requirements, including the requirements imposed by common law, concerning or relating to industrial hygiene and the protection of health and the environment including but not limited to: (a) those relating to the generation, manufacture, storage, transportation, disposal, release, emission or discharge of Hazardous Substances (as hereinafter defined); (b) those in connection with the construction, fuel supply, power generation and transmission, waste disposal or any other operations or processes relating to the Property; and (c) those relating to the atmosphere, soil, surface and ground water, wetlands, stream sediments and vegetation on, under, in or about the Property. Any terms mentioned herein which are defined in any Environmental Law shall have the meanings ascribed to such terms in said laws; provided, however, that if any of such laws are amended so as to broaden any term defined therein, such broader meaning shall apply subsequent to the effective date of such amendment.

(b) Representations, Warranties and Covenants. Each Grantor represents, warrants, covenants and agrees as follows:

(i) To each Grantor’s knowledge, neither Grantor nor the Property or any occupant thereof, except as disclosed in the Environmental Reports described in Exhibit C attached hereto and made a part hereof (the “Environmental Reports”), is in violation of or subject to any existing, pending or threatened investigation or inquiry by any governmental authority pertaining to any Environmental Law. Grantors shall not cause or permit the Property to be in violation of, or do anything which would subject the Property to any remedial obligations under, any Environmental Law, and shall promptly notify Beneficiary in writing of any existing, pending or to each Grantor’s knowledge, threatened investigation or inquiry by any governmental authority in connection with any Environmental Law. In addition, Grantors shall provide Beneficiary with copies of any and all material written communications with any governmental authority in connection with any Environmental Law, concurrently with Grantors’ giving or receiving of same.

(ii) To each Grantor’s knowledge, there has been no release, spill, discharge, leak, disposal or emission (individually a “Release” and collectively, “Releases”) of any Hazardous Material, Hazardous Substance or Hazardous Waste, including gasoline, petroleum products, explosives, toxic substances, solid wastes and radioactive materials (collectively, “Hazardous Substances”) or Mold (as defined herein) at, upon, under or within the Property. The use which each Grantor or any other occupant of the Property makes or intends to make of the Property will not result in Release of any Hazardous Substances on or to the Property.

(iii) Except as disclosed in the Environmental Reports, the Property has never been used by the present or previous owners and/or operators nor will be used in the future to refine, produce, store, handle, transfer, process, transport, generate, manufacture, heat, treat, recycle or dispose of Hazardous Substances.

(iv) The Property: (i) is being and, except as disclosed in the Environmental Reports, has been operated in compliance with all Environmental Laws, and all permits required thereunder have been obtained and complied with in all respects; and (ii) except as disclosed in the Environmental Reports, does not have any Hazardous Substances present excepting small quantities of petroleum and chemical products, in proper storage containers, that are necessary for the construction or operation of the commercial business of Grantors and its tenants, and the usual waste products therefrom (“Permitted Substances”).

(v) Each Grantor will and will cause its tenants to operate the Property in compliance with all Environmental Laws and, other than Permitted Substances, will not place or permit to be placed any Hazardous Substances on the Property.

(vi) No lien has been attached to or threatened to be imposed upon the Property, and except as disclosed in the Environmental Reports, there is no basis for the imposition of any such lien based on any governmental action under Environmental Laws. Except as disclosed in the Environmental Reports, neither Grantor nor any other person has been, is or will be involved in operations at the Property which could lead to the imposition of environmental liability on Grantors, or, to the best of each Grantor’s knowledge, on any subsequent or former owner of the Property, or the creation of an environmental lien on the Property. In the event that any such lien is filed, Grantors shall, within (30) days from the date that the Grantor is given notice of such lien (or within such shorter period of time as is appropriate in the event that steps have commenced to have the Property sold), either: (i) pay the claim and remove the lien from the Property; or (ii) furnish a cash deposit, bond or other security satisfactory in form and substance to Beneficiary in an amount sufficient to discharge the claim out of which the lien arises.

(c) Right to Inspect and Cure. Beneficiary shall have the right to conduct or have conducted by its agents or contractors such environmental inspections, audits and tests as Beneficiary shall deem necessary or advisable from time to time at the sole cost and expense of Grantors; provided, however, that Grantors shall not be obligated to bear the expense of such environmental inspections, audits and tests so long as (a) no Event of Default exists, and (b) Beneficiary has no cause to believe (other than as a result of matters disclosed in the Environmental Reports) in its sole reasonable judgment that there has been a Release or threatened Release of Hazardous Substances at the Property or that any Grantor or the Property is in violation of any Environmental Law. The cost of such inspections, audits and tests, if chargeable to Grantors as aforesaid, shall be added to the Liabilities and shall be secured by this Deed of Trust. Grantors shall, and shall cause each tenant of the Property to, cooperate with such inspection efforts; such cooperation shall include, without limitation, supplying all information requested concerning the operations conducted and Hazardous Substances located at the Property. In the event that any Grantor fails to comply with any Environmental Law, Beneficiary may, in addition to any of its other remedies under this Deed of Trust, cause the Property to be in compliance with such laws and the cost of such compliance shall be added to the sums secured by this Deed of Trust in accordance with the provisions of Section 2.2 hereof.

(d) Indemnification. Each Grantor covenants and agrees, at Grantor’s sole cost and expense, to indemnify, defend (at trial and appellate levels and with attorneys, consultants and experts acceptable to Beneficiary) and hold Beneficiary, the Noteholders, and each of their respective successors and assigns (each an “Indemnified Party” and collectively the “Indemnified Parties”) harmless against and from any and all liens, damages, losses, liabilities, obligations, settlement payments, penalties, assessments, citations, directives, claims, litigation, demands, defenses, judgments, suits, proceedings, costs, disbursements or expenses of any kind or of any nature whatsoever (including, without limitation, attorneys’, consultants’ and experts’ fees and disbursements incurred in investigating, defending against, settling or prosecuting any claim, litigation or proceeding) which may at any time be imposed upon, incurred by or asserted or awarded against such Indemnified Party or the Property and arising directly or indirectly from or out of: (a) the Release or threat of Release of any Hazardous Materials on, in, under or affecting all or any portion of the Property or any surrounding areas (i) caused by or attributable to any Grantor or (ii) originating or emanating from the Property regardless of whether or not caused by or within the control of any Grantor (b) the violation of any Environmental Laws relating to or affecting the Property, whether or not caused by or within the control of any Grantor; (c) the failure of any Grantor to comply fully with the terms and conditions of this Section 5.14; (d) the violation of any Environmental Laws in connection with other real property of any Grantor which gives or may give rise to any liens or other rights of any party with respect to the Property by virtue of any Environmental Laws; or (e) the enforcement of this Deed of Trust, including, without limitation, (i) the reasonable costs of assessment, containment and/or removal of any and all Hazardous Materials from all or any portion of the Property or any surrounding areas, (ii) the reasonable costs of any necessary actions taken in response to a Release or threat of Release of any Hazardous Materials on, in, under or affecting all or any portion of the Property or any surrounding areas to prevent or minimize such Release or threat of Release so that it does not migrate or otherwise cause or threaten danger to present or future public health, safety, welfare or the environment, and (iii) costs incurred to comply with the Environmental Laws in connection with all or any portion of the Property or any surrounding areas. Beneficiary’s and the other Indemnified Parties’ rights under this Section 5.14 shall be in addition to all rights of Beneficiary under the Note Agreement and under any other documents, certificates or instruments evidencing, securing or relating to the Notes, and payments by the Grantors under this Section 5.14 shall not reduce the Grantors’ obligations and liabilities under any of the other documents, certificates or instruments evidencing, securing or relating to the Notes. Notwithstanding the foregoing, the Grantors shall not be obligated to indemnify the Indemnified Parties against any losses or liabilities arising out of the gross negligence or willful misconduct of the Indemnified Parties.

6.	Insurance

6.1. Policies Required

Grantors shall at all times maintain at Grantors’ sole expense, with insurers reasonably approved by Beneficiary, the following policies of insurance in form and substance reasonably satisfactory to Beneficiary:

(a) all insurance required by law from time to time with respect to the ownership or operation of the Property, including without limitation workers’ compensation and employer’s liability insurance;

(b) fire and hazard “all risk” insurance covering 100% of the replacement cost of the Improvements in the event of fire, lightning, windstorm, earthquake, vandalism, malicious mischief and all other risks normally covered by “all risk” coverage policies in the area where the Property is located (including loss by flood if the Property is in an area designated as subject to the danger of flood);

(c) commercial general liability insurance in amounts reasonably required by Beneficiary from time to time; and

(d) all other insurance reasonably required by Beneficiary from time to time.

All such insurance shall provide that it may not be cancelled or materially modified without thirty (30) days’ prior written notice to Beneficiary. The policies required under this Section shall include a Standard Mortgagee Clause, a Lender’s Loss Payable Clause and Additional Insured endorsements in form and substance satisfactory to Beneficiary, assuring Beneficiary that all proceeds, to the extent of the outstanding balance of the Secured Obligations, shall be paid to Beneficiary, on behalf of the Noteholders, as the secured party. Beneficiary, for the benefit of the Noteholders, shall be an additional named insured on the liability insurance policies. Certificates of insurance (on an Acord 27 form, if applicable) evidencing such insurance for the above coverages (and/or original policies, if required by Beneficiary) shall be delivered to Beneficiary from time to time upon demand. All policies insuring against damage to the Improvements shall contain an agreed value clause sufficient to eliminate any risk of co-insurance. No less than thirty (30) days prior to the expiration of each policy, Grantors shall deliver to Beneficiary evidence of renewal or replacement of such policy reasonably satisfactory to Beneficiary.

6.2. Claims

Grantors shall give Beneficiary immediate notice of any casualty to any portion of the Property, whether or not covered by insurance. If covered, and if there is an Event of Default, each Grantor hereby authorizes Beneficiary, if Beneficiary so elects, to make proof of loss, to appear in and prosecute any action arising from any applicable policy and, while any Event of Default remains uncured, to settle, adjust or compromise any claim under any such policy, and each Grantor hereby irrevocably appoints Beneficiary its true and lawful attorney-in-fact for all such purposes. Grantors shall not settle, adjust or compromise any such claim without the reasonable prior written approval of Beneficiary. Nothing in this Section is intended to prohibit Grantors from participating if Beneficiary elects to pursue any such claim.

6.3. Delivery of Proceeds to Beneficiary

In the event that, notwithstanding the Lender’s Loss Payable Clause requirement set forth above, the proceeds of any casualty insurance policy described herein are paid to Grantors, Grantors shall deliver such proceeds, to the extent of the outstanding balance of the Secured Obligations, to Beneficiary, for the benefit of the Noteholders, immediately upon receipt.

6.4. Application of Casualty Insurance Proceeds

Any proceeds collected (the “Proceeds”) under any casualty insurance policy described in this Deed of Trust shall be disbursed to Grantors as provided below, but only upon fulfillment of each of the following conditions (the “Restoration Conditions”) within ninety (90) days following the occurrence of the damage for which the Proceeds are collected:

(a) Grantors shall demonstrate to Beneficiary’s reasonable satisfaction that the Proceeds (together with amounts delivered by Grantors pursuant to subsection (b) immediately below) will be adequate to repair the Improvements and to restore the fair market value of the Property, within a time period reasonably acceptable to Beneficiary, to at least the value it had immediately prior to sustaining the damage. Such demonstration shall include delivery to Beneficiary of plans and specifications reasonably satisfactory to Beneficiary and a construction contract in form and content, and with a contractor, reasonably satisfactory to Beneficiary.

(b) To the extent that the Proceeds are insufficient to accomplish the restoration required above, Grantors shall deliver to Beneficiary funds (the “Shortfall Funds”) in the amount of such shortfall, which funds shall be assigned to Beneficiary, for the benefit of the Noteholders, as security for Grantors’ Secured Obligations hereunder and held and disbursed in the same manner as the Proceeds.

(c) Grantors shall execute such documents as Beneficiary reasonably requires to evidence and secure Grantors’ obligation to use all amounts disbursed for the diligent restoration of the Property.

(d) No Event of Default (other than defaults relating to the casualty) shall remain uncured.

Any Proceeds and Shortfall Funds to be disbursed to Grantors shall be held by Beneficiary, for the benefit of the Noteholders, and disbursed in accordance with customary construction lending practices. Any amounts remaining undisbursed following completion of such restoration shall be returned to Grantors up to the amount of any Shortfall Funds deposited by Grantors, and any other amounts remaining shall either be paid to Grantors or applied by Beneficiary against the Secured Obligations, as Beneficiary elects in its absolute discretion.

In the event that Grantors fail to fulfill the Restoration Conditions within ninety (90) days following the date on which the damage occurs, Beneficiary may, in its sole discretion, choose to apply the Proceeds against the Secured Obligations, and the selection of which Secured Obligations to apply the Proceeds against, and the order of such application, shall be made by Beneficiary in its absolute discretion.

6.5. Restoration

Nothing in this Section 6 shall be construed to excuse Grantors from repairing and restoring all damage to the Property, regardless of whether insurance proceeds are available or sufficient.

6.6. Assignment of Policies Upon Foreclosure

In the event of foreclosure of this Deed of Trust or other assignment of the Property in extinguishment of any Secured Obligations, all policies of insurance required hereunder and any related unearned premiums shall, without further action, be assigned to the successor-in-interest to Grantors with respect to the Property, and each Grantor hereby irrevocably appoints Beneficiary as its true and lawful attorney-in-fact to execute all documents necessary to effect any such transfer.

6.7. Waiver of Subrogation

Each Grantor hereby waives all right to recover against Beneficiary or any Noteholder (or any officer, employee, agent or representative of Beneficiary or any Noteholder) for any loss incurred by Grantors from any cause insured against; provided however, that this waiver of subrogation shall not be effective with respect to any insurance policy if the coverage thereunder would be materially reduced or impaired as a result. Each Grantor shall use its best efforts to obtain only policies which permit the foregoing waiver of subrogation.

6.8. Limitation.

Notwithstanding anything to the contrary contained herein, the parties hereto acknowledge and agree that should any action required under this Section 6 conflict with any provisions contained in the Note Agreement, the Note Agreement shall control.

7.	Condemnation

7.1. Proceedings

Upon learning of the institution or threatened institution of any proceeding for the condemnation or other taking for public or quasi-public use of any portion of the Property, Grantors shall immediately notify Beneficiary in writing, together with copies of all applicable documents. Grantors shall take all action reasonably required by Beneficiary in connection therewith to protect the interests of Grantors, the Noteholders and/or Beneficiary, and Beneficiary, for the benefit of the Noteholders, shall be entitled (without regard to the adequacy of its security) to participate in any such proceeding and be represented therein by counsel of its choice.

7.2. Compensation

Each Grantor hereby assigns to Beneficiary, for the benefit of the Noteholders, as security for the Secured Obligations and to the extent of the outstanding balance of the Secured Obligations, all amounts payable to Grantors in connection with any taking of any portion of the Property for public or quasi-public use, and any proceeds of any related settlement regardless of whether eminent domain proceedings are instituted in connection therewith (collectively, “Compensation”). Grantors shall deliver all Compensation to Beneficiary, for the benefit of the Noteholders, immediately upon receipt. In the event Beneficiary chooses, in its absolute discretion, to waive any Event of Default resulting from any such taking, any Compensation received by Beneficiary shall be (a) disbursed to Grantors for repairs and reconstruction and/or (b) paid to Grantors and/or (c) applied by Beneficiary against the Secured Obligations in accordance with the rights, procedures and other provisions set forth in this Deed of Trust for the application of Proceeds (including requirements with respect to Grantors’ deposit of Shortfall Funds).

8.	Additional Duties and Powers

8.1. Actions by Beneficiary to Protect Its and Noteholders’ Interests

If Grantors fail to perform any Secured Obligation, either Beneficiary or Trustee or both may, without releasing Grantors from such obligation, perform such obligation to the extent reasonably necessary to protect its interests hereunder. Without limiting the generality of the foregoing, Beneficiary and Trustee are each hereby specifically authorized to do any or all of the following:

(a) enter upon and/or take possession of the Property;

(b) make alterations, repairs and other improvements reasonably necessary to maintain the Property in good condition and repair;

(c) participate and appear in any action or proceeding which may affect Beneficiary’s or the Noteholders’ interests hereunder;

(d) pay, purchase, contest and/or compromise any encumbrance, lien or other claim which may affect Beneficiary’s or the Noteholders’ interests hereunder; and/or

(e) pay all expenses reasonably incurred in protecting Beneficiary’s or the Noteholders’ interests hereunder, including fees and costs of attorneys and other consultants.

8.2. Inspections

Beneficiary, the Noteholders and their representatives may from time to time, at reasonable times and following reasonable notice (except in emergencies), conduct inspections of the Property, and inspect and/or copy any and all books and records relating thereto, for the purpose of monitoring Grantors’ compliance with its Secured Obligations under this Deed of Trust and any other document secured hereby.

8.3. Defense of Actions

Grantors shall, at their sole expense, appear in and defend any action or proceeding which may affect Beneficiary’s or the Noteholders’ interests hereunder, or under the Note Agreement, the Notes, the Secured Obligations or any related document.

8.4. Indemnity of Beneficiary, Noteholders and Trustee

Each Grantor shall defend, indemnify and hold Beneficiary, the Noteholders and Trustee harmless from and against:

(a) all claims, demands and causes of action asserted against Beneficiary, any Noteholder or Trustee by any person (except to the extent that it results from the gross negligence or willful misconduct of Beneficiary, such Noteholder or Trustee, as applicable) which directly or indirectly relate to (i) a claim, demand or cause of action that such person has or asserts against Grantors (or any other obligor or guarantor with respect to any Secured Obligation), (ii) any lease or other contract assigned to Beneficiary hereunder, (iii) acts or omissions of Grantors, or other rights of third parties, relating to the Property, (iv) the ownership, occupancy or use of the Property, or (v) the presence, release, handling, transport or remediation of any Hazardous Substance on, under or in the Property caused by Grantors, or the presence, release, handling, transport or remediation of any Hazardous Substance on any neighboring properties caused by Grantors or any violations by Grantors of any Environmental Laws; and

(b) all liabilities, losses and other costs (including court costs and attorneys’ fees) reasonably incurred by Beneficiary, any Noteholder or Trustee as the result of any claim, demand or cause of action described in subsection (a) immediately above.

Each Grantor’s indemnity obligations hereunder shall survive the reconveyance of this Deed of Trust.

8.5. Reimbursement of Beneficiary

Grantors shall reimburse Beneficiary immediately upon written demand for all costs reasonably incurred by Beneficiary or any Noteholder (including fees and expenses of attorneys and other consultants) in the exercise of Beneficiary’s or the Noteholders’ rights hereunder and the enforcement of Grantors’ Secured Obligations hereunder, including without limitation the following:

(a) costs incurred under Section 5.7(a), Section 8.1, or under similar provisions of this Deed of Trust, to protect Beneficiary’s or the Noteholders’ interests hereunder;

(b) costs incurred in connection with claims, demands, causes of action, liabilities, losses and other costs against which Beneficiary or the Noteholders are indemnified hereunder; and

(c) all liabilities, losses and other costs incurred by Beneficiary or any Noteholder as a direct or indirect result of any Event of Default, including the cost of a Trustee’s Sale Guarantee, Trustee’s fees and expenses, and receiver’s fees and expenses.

Grantors’ reimbursement obligations under this Deed of Trust shall be Secured Obligations, shall bear interest at any default rate set forth in the Notes or the Note Agreement following written demand, and shall survive the reconveyance of this Deed of Trust.

8.6. Notice of Certain Matters

Grantors shall give notice to Beneficiary, within five (5) business days of any Grantor’s learning thereof, of each of the following:

(a) any litigation or claim affecting or relating to the Property;

(b) any dispute between any Grantor and any governmental agency relating to the Property, the adverse determination of which might materially affect the Property; and

(c) the presence of any Hazardous Materials on, under or about the Property;

(d) the enforcement, clean-up, removal or other action or requirement of any governmental agency relating to any such Hazardous Materials; and

(e) the existence of any occurrence or condition on any property in the vicinity of the Property that could cause the Property to be subject to any restrictions relating to Hazardous Materials.

Notice shall be given pursuant to and in accordance with the Note Agreement.

8.7. Further Assurances

Grantors shall execute and deliver to Beneficiary, for the benefit of the Noteholders, all documents, and take all actions, reasonably required by Beneficiary from time to time to confirm the rights created or now or hereafter intended to be created hereunder, to protect and further the validity, priority and enforceability hereof, to subject to the lien hereof any property intended to be encumbered hereby, or otherwise to carry out the purposes hereof. Without limiting the generality of the foregoing, Grantors shall, upon request of Beneficiary, promptly correct any defect, error or omission which may be discovered in the contents hereof or in the execution or acknowledgment hereof.

8.8. Impounds

(a) While any Event of Default remains uncured, if requested by Beneficiary, Grantors shall deposit with Beneficiary, for the benefit of the Noteholders, in monthly installments, an amount equal to one-twelfth of the estimated aggregate annual Impositions on the Property. In such event, Grantors shall cause all bills and other documents relating to Impositions to be sent directly to Beneficiary and, upon receipt of the same, and provided Grantors have deposited sufficient funds with Beneficiary, Beneficiary shall pay the amounts due out of the funds so deposited. If at any time and for any reason the funds so deposited are or will be insufficient to pay such amounts as may then or subsequently be due, Beneficiary shall notify Grantors and Grantors shall immediately deposit an amount equal to such deficiency with Beneficiary. Notwithstanding the foregoing, nothing contained herein shall cause Beneficiary or any Noteholder to be deemed a trustee of such funds or obligate Beneficiary or any Noteholder to pay any amounts in excess of the deposited funds. Beneficiary may commingle such funds with its own funds and Grantors shall not be entitled to interest thereon.

(b) While any Event of Default remains uncured, if requested by Beneficiary, Grantors shall deposit with Beneficiary, for the benefit of the Noteholders, in monthly installments, an amount equal to one-twelfth of the estimated aggregate annual premiums on all policies of insurance required by this Deed of Trust. In such event, Grantors shall cause all bills and other documents relating to such insurance premiums to be sent directly to Beneficiary and, upon receipt of the same, and provided Grantors have deposited sufficient funds with Beneficiary, Beneficiary shall pay the amounts due out of the funds so deposited. If at any time and for any reason the funds so deposited are or will be insufficient to pay such amounts as may then or subsequently be due, Beneficiary shall notify Grantors and Grantors shall immediately deposit an amount equal to such deficiency with Beneficiary. Notwithstanding the foregoing, nothing contained herein shall cause Beneficiary or any Noteholder to be deemed a trustee of such funds or obligate Beneficiary or any Noteholder to pay any amounts in excess of the deposited funds, nor shall anything contained herein modify the obligation of Grantors to maintain such insurance in force at all times. Beneficiary may commingle such funds with its own funds and Grantors shall not be entitled to interest thereon.

9.	Sale or Lease of Property

Except as otherwise permitted in this Deed of Trust, Grantors shall not sell, lease, ground lease, pledge, encumber, create a security interest in or otherwise transfer any interest in the Property without the prior written consent of Beneficiary, which consent may be withheld in Beneficiary’s absolute discretion. The consent by Beneficiary to any sale, lease, ground lease, pledge, encumbrance, creation of a security interest in, or other transfer of any portion of the Property shall not be deemed to constitute a novation or a consent to any further sale, lease, ground lease, pledge, encumbrance, creation of a security interest in or other transfer, or to waive the right of Beneficiary, at its option, to declare the Secured Obligations secured hereby immediately due and payable, without notice to Grantors or any other person or entity, upon any such sale, lease, ground lease, pledge encumbrance, creation of a security interest in or other transfer to which Beneficiary shall not have consented. In connection with the foregoing consent requirements, each Grantor acknowledges that Beneficiary and the Noteholders relied upon Grantors’ particular expertise in entering into the transaction to which this Deed of Trust relates and continues to rely on such expertise to ensure the satisfactory operation of the Property and repayment of the Secured Obligations.

9.1. Transfers

Transfers requiring Beneficiary’s prior written consent shall include, without limitation, the following:

(a) involuntary transfers and transfers by operation of law; and

(b) liens and assignments as security for obligations, whether voluntary or involuntary.

9.2. Continuing Liability of Grantors

No sale, lease or other transfer shall relieve Grantors from primary liability for any Secured Obligation or relieve Grantors from any such obligation from any liability under the Note Agreement, the Notes or any other documents, certificates, or agreements executed in connection therewith or relieve any guarantor of any such obligation from any liability under its guaranty, and Grantors shall deliver to Beneficiary, for the benefit of the Noteholders, all documents reasonably required by Beneficiary to evidence its continuing liability.

9.3. Limitation

The foregoing provision notwithstanding, the parties hereto acknowledge and agree that in the event of any conflict between this Section 9 and any provisions set forth in the Note Agreement with respect to the release or other disposition of the Property, the Note Agreement shall control.

10.	Other Waivers, Rights and Obligations

10.1. Authority to Modify Obligations

Beneficiary may from time to time, without notice, and without affecting the lien of this Deed of Trust or the liability of any other person or entity for any Secured Obligation, (a) release any person from any Secured Obligation, (b) extend the maturity or otherwise alter the terms of any Secured Obligation, (c) grant other indulgences, (d) release or reconvey any portion of the Property, (e) take or release any other security for any Secured Obligation, and/or (f) make compositions and other arrangements with debtors relating to any Secured Obligation.

10.2. Additional Security

No other collateral held as security for any Secured Obligation shall be affected by the execution of this Deed of Trust, and all such collateral shall be cumulative. Neither the taking of additional security nor the release or partial release of any security for any Secured Obligation shall affect the lien hereof or the liability of any obligor, endorser, guarantor or other surety in connection therewith. Beneficiary may, in its absolute discretion, and in accordance with applicable law, enforce the sale of (or otherwise realize on) any other security for any Secured Obligation before, after, or concurrently with, any exercise of its remedies hereunder.

10.3. Survival of Warranties

Any representations and warranties set forth herein or otherwise made by Grantors in connection herewith shall survive the delivery and recording hereof and continue so long as any Secured Obligation remains outstanding.

10.4. Other Waivers By Grantors

Each Grantor waives, to the extent permitted by law (a) the benefit of all present and future laws providing for any appraisement before sale of any portion of the Property, (b) whether now existing or hereafter created, all rights of redemption, valuation, appraisement, stay of execution, and marshalling, in the event of any foreclosure hereunder, (c) the right to plead or assert any statute of limitations as a defense to the enforcement of any Secured Obligation or this Deed of Trust, and (d) all rights which Grantor may now or hereafter have by reason of laws of the States of New York and/or Missouri pertaining to sureties.

10.5. Subrogation to Lienholder Rights

To the extent that proceeds of the Secured Obligations and/or the Notes are used to pay any outstanding lien, charge or encumbrance against the Property, Beneficiary and the Noteholders shall be subrogated to all rights and liens held by the owner or holder of such lien, charge or encumbrance, regardless of whether such lien, charge or encumbrance is released.

10.6. Nonliability of Beneficiary

Except as otherwise expressly provided herein, no assignment to Beneficiary hereunder of any lease, sublease or other document shall be construed to impose any obligation or liability upon Beneficiary or any Noteholder in connection therewith.

10.7. Partial Invalidity of Lien

If the lien of this Deed of Trust is invalid or unenforceable as to any part of the Secured Obligations or any part of the Property, the unsecured or partially secured portion of such obligations shall be completely paid prior to the payment of the remaining secured or partially secured portion of such obligations, and all payments made on the Secured Obligations, whether voluntary or under foreclosure or other enforcement action or procedure, shall be first applied against that portion of such obligations which is not secured or fully secured by the lien of this Deed of Trust.

10.8. Performance of Secured Obligations

Each Grantor shall pay and perform when due each of the Secured Obligations which constitutes an obligation of such Grantor.

11.	Events of Default

The occurrence of any of the following, whatever the reason therefor, shall constitute an “Event of Default” hereunder:

11.1. the occurrence of any Event of Default as defined in the Note Agreement, the Guaranty Agreement (as defined in the Note Agreement) or any other document executed in connection therewith, or under any other Secured Obligation or related document;

11.2. a default under any other document or agreement secured hereby;

11.3. if any representation made herein or in the Note Agreement or in any other document executed in connection therewith (including any certificate delivered in connection with any of the foregoing), or otherwise made by or on behalf of any Grantor or any guarantor of the Secured Obligations in connection with the transactions contemplated under the Note Agreement, shall be false or misleading in any material respect when made; or

11.4. a default or breach by any Grantor in any obligation made or contained herein.

12.	Foreclosure and Other Remedies

12.1. Acceleration Upon Default; Additional Remedies

Upon the occurrence of any Event of Default, Beneficiary may declare all Secured Obligations immediately due and payable and, whether or not Beneficiary exercises such option, Beneficiary, on behalf of the Noteholders, may do any or all of the following:

(a) In person or by agent or court-appointed receiver, and without regard to the adequacy of its security: enter upon and take possession of the Property, or any part thereof, in its own name, in the names of the Noteholders or in the name of Trustee; take any action which it reasonably deems necessary to preserve the value, marketability or rentability of the Property, increase the income therefrom or protect the security hereof; and, with or without taking possession of the Property, sue for or otherwise collect the Rents, including those past due and unpaid, and apply the same, less costs of operation and collection, against any Secured Obligation, all in such order as Beneficiary determines in its absolute discretion.

(b) Commence an action to foreclose this Deed of Trust as a mortgage, appoint a receiver, or specifically enforce any of the covenants hereof.

(c) Deliver to Trustee a written declaration of default and demand for sale, and a written notice of default and election to cause Grantors’ interest in the Property to be sold, which notice the Trustee or Beneficiary shall cause to be duly filed for record in the Official Records of the County in which the Property is located.

(d) Exercise all other rights and remedies provided herein, in the Note Agreement, or in any related document or other document secured hereby, or in any document that secures all or any portion of the Secured Obligations, or provided by law.

12.2. Foreclosure By Power of Sale

(a) Should Beneficiary elect to foreclose by exercise of the power of sale contained herein, Beneficiary shall notify Trustee (a “Notice of Default”) and deposit with Trustee this Deed of Trust and such evidence of expenditures made and secured hereby as Trustee may reasonably require.

(b) Upon receipt of any such notice from Beneficiary, Trustee shall cause to be recorded, published and delivered to Grantors and all other entitled parties such Notice of Default and Election to Sell as is then required by law and by this Deed of Trust. Trustee shall, without demand on Grantors, after lapse of such time as is then required by law after recordation of such Notice of Default and after Notice of Sale has been given and published as required by law, sell the Property at the time and place of sale fixed in such Notice of Sale, either as a whole or in separate lots, parcels or items and in such order as Beneficiary elects, at public auction to the highest bidder for cash in lawful money of the United States payable at the time of sale. Trustee shall deliver to such purchaser(s) good and sufficient deed(s) conveying the property so sold, but without any warranty, express or implied. Any person, including Grantors, Trustee, any Noteholder or Beneficiary, may purchase at any such sale.

(c) After deducting all fees and costs of Beneficiary, the Noteholders and Trustee, including costs of evidence of title in connection with any such sale, Beneficiary shall apply the proceeds of sale to payment of (i) first, all amounts expended under the terms hereof and not then repaid, with accrued interest; (ii) second, all other amounts then secured hereby; and (iii) the remainder, if any, to the person(s) legally entitled thereto.

(d) To the extent permitted by applicable law, Trustee may postpone the sale of all or any portion of the Property by public announcement at the time and place of sale, and from time to time thereafter may again postpone such sale by public announcement or subsequently noticed sale.

(e) A sale of less than all of the Property or any defective or irregular sale made hereunder shall not exhaust the power of sale provided for herein, and subsequent sales may be made hereunder until all Secured Obligations have been satisfied or the entire Property has been sold without defect or irregularity.

(f) The right of Beneficiary to collect and receive the Rents from the Property or to take possession of the Property or to exercise any of the rights or powers herein granted to Beneficiary shall, to the extent not prohibited by law, also extend to the period from and after the filing of any suit or the taking of other actions to foreclose the lien of this Deed of Trust, including any period allowed by law for the redemption of the Property after any foreclosure sale.

12.3. Separate Sales

The Property may be sold in one or more parcels and in such manner and order as Trustee in its sole discretion may elect; the right of sale arising out of any Event of Default shall not be exhausted by any one or more sales.

12.4. Appointment of Receiver

While any Event of Default remains uncured, Beneficiary may, in accordance with applicable law and without regard to the value of the Property, apply to any court having jurisdiction to appoint a receiver or receivers of the Property, and each Grantor hereby irrevocably consents to such appointment. Any such receiver shall have the usual powers and duties of receivers in similar cases, and all the powers and duties of Beneficiary in case of entry as provided herein, until the date of confirmation of sale of the Property (unless such receivership is sooner terminated).

12.5. Application of Funds

Except as otherwise provided herein, while any Event of Default remains uncured, Beneficiary may, at any time without notice, apply any amounts received by Beneficiary or any Noteholder from or on account of Grantors or the Property (including amounts received as Rents, as insurance or condemnation proceeds, and/or as impounds with respect to insurance premiums or Impositions) against any Secured Obligation, in such order as Beneficiary elects, regardless of whether any such obligation is yet due. The receipt, use or application of any such amount shall not be construed to affect the maturity of any Secured Obligation, any rights of Beneficiary, the Noteholders or Trustee under the Note Agreement, the Notes, the other Secured Obligations or any related documents, or any obligations of Grantors under the Note Agreement, the Guaranty, other Secured Obligations or any related documents; or to cure or waive any default under the Note Agreement, the Notes, the other Secured Obligations or any related documents; or to invalidate any act of Trustee, any Noteholder or Beneficiary.

12.6. Cumulative Remedies; No Waiver

Trustee and Beneficiary, for the benefit of the Noteholders, shall each be entitled to enforce the performance of any Secured Obligation and to exercise all rights under this Deed of Trust, the Note Agreement, the other Secured Obligations or other agreement or any law now or hereafter in force, regardless of whether some or all of the Secured Obligations are otherwise secured, whether by guaranty, deed of trust, lien, assignment or otherwise. Neither the acceptance or enforcement of this Deed of Trust, whether by court action or pursuant to the power of sale or other powers contained herein, shall prejudice Trustee’s, any Noteholder’s or Beneficiary’s right to realize upon any other security held by Trustee, any Noteholder or Beneficiary, it being agreed that Trustee and Beneficiary, for the benefit of the Noteholders, shall each be entitled to enforce this Deed of Trust and any such other security in such order as they determine in their absolute discretion in accordance with applicable law. Trustee’s, the Noteholders’ and Beneficiary’s rights and remedies hereunder are cumulative and in addition to all rights and remedies provided by law or otherwise from time to time. Every right or remedy given by the Note Agreement, the other Secured Obligations or any related documents to Trustee, any Noteholder or Beneficiary or to which any of them is otherwise entitled may be exercised, concurrently or independently, from time to time and as often as is deemed expedient by Trustee or Beneficiary, and either of them may pursue inconsistent remedies. No waiver of any default shall be implied from any omission by Beneficiary or any Noteholder to take action on account of such default if such default persists or is repeated. No waiver of any default shall affect any default other than the default expressly waived, and any such waiver shall be operative only for the time and to the extent stated. No waiver of any provision of the Note Agreement, the other Secured Obligations or any related documents shall be construed as a waiver of any subsequent breach of the same provision. Beneficiary’s consent to or approval of any act by Grantors requiring further consent or approval shall not be deemed to waive or render unnecessary Beneficiary’s consent to or approval of any subsequent act. Beneficiary’s or any Noteholder’s acceptance of the late performance of any Secured Obligation shall not constitute a waiver by Beneficiary or the Noteholders of the right to require prompt performance of all further Secured Obligations; Beneficiary’s or any Noteholder’s acceptance of any performance following the filing of a notice of default hereunder shall not constitute a waiver of Beneficiary’s or the Noteholders’ right to proceed with the exercise of any remedies for any unfulfilled obligations; and Beneficiary’s or any Noteholder’s acceptance of any partial performance shall not constitute a waiver of any rights relating to the unfulfilled portion of the applicable obligation.

12.7. Request for Notice

Each Grantor hereby requests that a copy of any notice of default and a copy of any notice of sale hereunder be mailed to it at the address set forth in the first paragraph of this Deed of Trust.

13.	Miscellaneous Provisions

13.1. Execution of Reconveyances and Other Instruments by Trustee

Upon written request of Beneficiary from time to time and upon payment of Trustee’s fees and costs in connection therewith and, if reasonably required by Trustee, upon presentation of this Deed of Trust for endorsement, Trustee shall, without affecting the personal liability of any person with respect to any Secured Obligation or the lien of this Deed of Trust upon the remainder of the Property, (a) reconvey to the person(s) legally entitled thereto, without warranty, any portion of the Property then held hereunder, (b) consent in writing to the making of any map or plat thereof, (c) join in granting any easement thereon, or (d) join in any extension agreement, agreement subordinating the lien or charge hereof, or other agreement or document relating hereto or to the Property.

13.2. Appointment of Successor Trustee

Trustee or any successor acting hereunder may resign and thereupon be discharged of the trusts hereunder upon thirty (30) days’ prior written notice to Beneficiary. Regardless of whether such resignation occurs, Beneficiary may from time to time substitute a successor or successors to any Trustee. If permitted by law, Beneficiary shall substitute such successor or successors by recording a document in the County of St. Louis and the City of St. Louis executed by Beneficiary and containing the name of the original Grantors and Beneficiary hereunder, the book and page where this Deed of Trust is recorded (and/or instrument number, as applicable) in the County of St. Louis and the City of St. Louis and the name of the new Trustee, in which event such successor Trustee or Trustees shall, without conveyance from the predecessor Trustee, succeed to all its estate, rights and duties hereunder.

13.3. Trust Irrevocable; Acceptance by Trustee

The trust created hereby is irrevocable by Grantors. Trustee accepts this trust when this Deed of Trust is made a public record as provided by law.

13.4. Statements by Grantors

Grantors shall, within ten (10) days following Beneficiary’s demand from time to time, deliver to Beneficiary, for the benefit of the Noteholders, a written statement setting forth all outstanding amounts secured by this Deed of Trust and stating whether any offset or defense exists against such amounts.

13.5. Beneficiary Statements

For any statement or accounting requested by Grantors or any other entitled person pursuant to any provision of applicable law, or for any other document furnished to Grantors by Beneficiary or any Noteholder, Beneficiary and the Noteholders may charge the maximum amount then permitted by law or, if no such maximum, then in accordance with Beneficiary’s and the Noteholders’ reasonable and customary charges therefor or the actual cost reasonably incurred by Beneficiary and the Noteholders, whichever is greater.

13.6. Notices

All notices, demands, approvals and other communications provided for herein shall be in writing and be sent or delivered to the appropriate party at the address set forth below or as set forth in the first paragraph of this Deed of Trust. Addresses for notice may be changed from time to time by written notice to all other parties. All communications shall be effective when actually received; provided however, that nonreceipt of any communication as the result of a change of address of which the sending party was not notified or as the result of a refusal to accept delivery shall be deemed receipt of such communication.

St. Louis Post-Dispatch LLC

900 N. Tucker Boulevard

St. Louis, MO 63101

Attn: Senior Vice President - Finance

With a copy to:

C. Dana Waterman III

Lane & Waterman LLP

220 North Main Street, Suite 600

Davenport, Iowa 52801-1987

The Bank of New York Mellon Trust Company, N.A.

Corporate Trust (Jacksonville)

10161 Centurion Parkway North, 2nd Floor

Jacksonville, Florida 32256

Attn: Geraldine Creswell, Vice President

With a copy to:

H. Scott Miller, Esq.

Bingham McCutchen LLP

One State Street

Hartford, CT 06103

Richard L. Martin, Esq.

1044 Main Street #900

Kansas City, MO 64105

13.7. Amendments

This Deed of Trust cannot be modified except by an instrument in writing signed by the party against whom enforcement of any waiver or other modification is sought. A copy of any such document shall be sent by such party to all other parties.

13.8. Headings

Section headings are included in this Deed of Trust for convenience of reference only and shall not be used in construing this Deed of Trust.

13.9. Severability of Provisions

Every provision of this Deed of Trust is intended to be severable. In the event that any provision hereof is declared to be invalid or unenforceable for any reason by a court of competent jurisdiction, such invalidity or unenforceability shall not affect the remaining provisions hereof.

13.10. Governing Law

This Deed of Trust shall be, and the Note Agreement provides that they are to be, governed by, and construed and enforced in accordance with, the laws of the State of New York, excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State. Notwithstanding such provisions, however, (i) matters respecting title to the Property and the creation, perfection, priority and foreclosure of liens on, and security interests in, the Property shall be governed by, and construed and enforced in accordance with, the internal law of Missouri without giving effect to the conflicts-of-law rules and principles of such state; (ii) Grantors agree that whether or not deficiency judgments are available under the laws of Missouri after a foreclosure (judicial or nonjudicial) of the Property, or any portion thereof, or any other realization thereon by Beneficiary or any Noteholder or their respective successors and assigns, Beneficiary, Noteholders and their respective successors and assigns shall have the right to seek such a deficiency judgment against Grantors in other states or foreign jurisdictions; and (iii) Grantors agree that, to the extent Beneficiary, any Noteholder or any of their respective successors and assigns obtains a deficiency judgment in any other state or foreign jurisdiction then such party shall have the right to enforce such judgment in Missouri, as well as in other states or foreign jurisdictions.

13.11. Joint and Several Obligations

Should this Deed of Trust be signed by more than one party, all obligations contained herein shall be deemed to be the joint and several obligations of each such party. Any married person signing this Deed of Trust agrees that recourse may be had against community assets and against his or her separate property for the satisfaction of all obligations contained herein.

13.12. Interpretation

In this Deed of Trust the singular shall include the plural and the masculine shall include the feminine and neuter and vice versa, if the context so requires. Any reference to the Note Agreement, the Notes, any other documents, certificates, or agreements executed in connection therewith prior to, on or after the date hereof, the other Secured Obligations or other related document shall include such document both as originally executed and as it may from time to time be modified. References herein to Sections and Exhibits shall be construed as references to this Deed of Trust unless a different document is named, and references to subsections shall be construed as references to the same Section in which the reference appears. The term “document” is used in its broadest sense and encompasses agreements, certificates, opinions, consents, instruments and other written material of every kind. The terms “including” and “include” mean “including (include) without limitation.” The term “any,” as a modifier to any noun, shall be construed to mean “any and/or all” preceding the same noun in the plural. The term “agreement” includes both written and oral agreements. The terms “modify” and “modification,” when used with reference to any document or obligation, include amendments, supplements, renewals, extensions, waivers, terminations and other modifications of every kind. The terms “law” and “laws,” unless otherwise modified, mean, collectively, all federal, state and local laws, rules, regulations, codes and administrative and judicial precedents. The word “person” includes corporations, partnerships, limited liability companies and other forms of association. The terms “herein,” “hereunder” and other similar compounds of the word “here” refer to this entire Deed of Trust and not to any particular provision or Section hereof. As stated in the last recital, capitalized terms used and not otherwise defined shall have the meaning given to them in the Note Agreement.

13.13. Counterparts

This Deed of Trust may be executed in counterparts and any party may execute any counterpart, each of which shall be deemed to be an original and all of which, taken together, shall be deemed to be one and the same document.

13.14. Successors and Assigns

This Deed of Trust shall bind, and shall inure to the benefit of, Grantors, Trustee, Beneficiary, the Noteholders and their respective heirs, legatees, devisees, administrators, executors and other successors and assigns.

13.15. Beneficiary as Collateral Agent

(a) Beneficiary has been appointed to act as Beneficiary hereunder by the Noteholders. Beneficiary shall be obligated, and shall have the right hereunder, to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking any action (including, without limitation, the release or substitution of Property), solely in accordance with this Deed of Trust, the Note Agreement and the Collateral Agency Agreement.

(b) Beneficiary hereunder shall at all times be the same person or entity that is the Collateral Agent under the Note Agreement and the Collateral Agency Agreement. Written notice of resignation by the Collateral Agent pursuant to the Collateral Agency Agreement shall also constitute notice of resignation as Beneficiary under this Deed of Trust; and appointment of a successor Collateral Agent pursuant to the Collateral Agency Agreement shall also constitute appointment of a successor Beneficiary under this Deed of Trust. Upon the acceptance of any appointment as the Collateral Agent under the Collateral Agency Agreement by a successor Collateral Agent, that successor Collateral Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Beneficiary under this Deed of Trust, and the retiring Beneficiary under this Deed of Trust shall promptly (i) transfer to such successor Beneficiary all sums, securities and other items of Property held hereunder, together with all records and other documents necessary or appropriate in connection with the performance of the duties of the successor Beneficiary under this Deed of Trust, and (ii) execute and deliver to such successor Beneficiary such amendments to financing statements, and take such other actions, as may be necessary or appropriate in connection with the assignment to such successor Beneficiary of the liens and security interests created hereunder, whereupon such retiring Beneficiary shall be discharged from its duties and obligations under this Deed of Trust. After any retiring Beneficiary’s resignation hereunder as Beneficiary, the provisions of this Deed of Trust shall inure to its benefit as to any actions taken or omitted to be taken by it under this Deed of Trust while it was Beneficiary hereunder.

13.16. Resolution of Conflicts

The parties hereto acknowledge and agree that with respect to the validity and enforceability of this Deed of Trust, the terms and conditions of this Deed of Trust shall control; provided, however, that in the event of any conflict between this Deed of Trust and the Note Agreement with respect to all other terms and conditions, the Note Agreement shall control.

13.17. Business Purpose.

Each Grantor warrants that it is engaging in this transaction exclusively for business, commercial or investment purposes.

13.18. State Specific Provisions.

This Deed of Trust is governed by the further provisions set forth in Appendix I attached hereto and made a part hereof, which are incorporated herein as if fully set forth herein. In the event of any inconsistencies between the terms and conditions set forth in Appendix I and the other provisions of this Deed of Trust, the terms and conditions set forth in Appendix I shall control and be binding.

[Remainder of page intentionally left blank. Next page is signature page.]

IN WITNESS WHEREOF, each of the undersigned Grantors has caused this Deed of Trust to be duly executed as of the date first written above.

GRANTORS:

ST. LOUIS POST-DISPATCH LLC, a Delaware limited liability company

By:	Pulitzer Inc., a Delaware corporation, Its Managing Member

By:
		Name:	Carl G. Schmidt
		Title:	Treasurer

STL DISTRIBUTION SERVICES LLC, a Delaware limited liability company

By:	Pulitzer Inc., a Delaware corporation, Its Managing Member

By:
		Name:	C.D. Waterman III
		Title:	Secretary

[Signature Page to Deed of Trust (900 N. Tucker)]

STATE OF IOWA	)
) ss.
COUNTY OF SCOTT	)

On this          day of                 , 2012, before me, the undersigned, a Notary Public in and for the State of Iowa, duly commissioned and sworn, appeared Carl G. Schmidt, to me personally known, who being by me duly sworn, did say that he is the Treasurer of Pulitzer Inc., a Delaware corporation, as Managing Member of St. Louis Post-Dispatch LLC, a Delaware limited liability company (the “Company”), and that said instrument was signed on behalf of said corporation as Managing Member of the Company by authority of the board of directors of said corporation and the manager or members of the Company, and said Carl G. Schmidt acknowledged said instrument to be the free act and deed of said limited liability company, and that the seal affixed, if any, is the seal of said limited liability company.

IN WITNESS WHEREOF I have hereunto set my hand and official seal in the County and State aforesaid on the day and year first above written.

Name(print):
Notary Public

My Commission Expires:

PLEASE AFFIX SEAL FIRMLY AND CLEARLY IN THIS BOX.

[St. Louis Post-Dispatch LLC Acknowledgement Page to Deed of Trust (900 N. Tucker)]

STATE OF IOWA	)
) ss.
COUNTY OF SCOTT	)

On this          day of                 , 2012, before me, the undersigned, a Notary Public in and for the State of Iowa, duly commissioned and sworn, appeared C. D. Waterman III, to me personally known, who being by me duly sworn, did say that he is the Secretary of Pultizer Inc., a Delaware corporation, as Managing Member of STL Distribution Services LLC, a Delaware limited liability company (the “Company”), and that said instrument was signed on behalf of said corporation as Managing Member of the Company by authority of the manager or members of the Company, and said C. D. Waterman III acknowledged said instrument to be the free act and deed of said limited liability company, and that the seal affixed, if any, is the seal of said limited liability company.

IN WITNESS WHEREOF I have hereunto set my hand and official seal in the County and State aforesaid on the day and year first above written.

Name(print):
Notary Public

My Commission Expires:

PLEASE AFFIX SEAL FIRMLY AND CLEARLY IN THIS BOX.

[STL Distribution Services LLC Acknowledgement Page to Deed of Trust (900 N. Tucker)]

EXHIBIT A

DESCRIPTION OF THE LAND OF ST. LOUIS POST-DISPATCH LLC

Parcel No. 1:

All of City Block 266 in the City of St. Louis bounded on the North by Cole Street, on the East by Hadley Street, on the South by Franklin Avenue, and on the West by Twelfth Boulevard, State of Missouri.

Parcel No. 2:

Lots 1 and 2 of H. M. Shreve’s Addition and in Block 271 of the City of St. Louis, fronting 51 feet 8 inches on the Northern line of Franklin Avenue by a depth Northwardly of 103 feet to an alley; bounded East by Twelfth Boulevard formerly High Street, State of Missouri.

The Western part of Lot 3, all of Lot 4 and the Eastern part of Lot 5 of H. M. Shreve’s Addition and in Block 271 of the City of St. Louis, having an aggregate front of 29 feet 11 inches on the North line of Franklin Avenue, by a depth Northwardly of 103 feet to an alley, having a width thereon of 30 feet 3-3/8 inches, bounded by a line parallel with and distant 21 feet 9-1/2 inches East of the West line of said Lot 5, said Western line passing through the partition wall between buildings Nos. 1209-1211 Franklin Avenue and the Eastern line being a straight line passing along the East foot of the East wall of brick Building No. 1209 Franklin Avenue, according to plat of survey executed by Claude Myers on February 12, 1943, State of Missouri.

Lots 6, 7 and 8 of H. M. Shreve’s Addition in Block 271 of the City of St. Louis, together fronting 77 feet 6 inches on the North line of Franklin Avenue by a depth Northwardly of 103 feet to an alley, bounded West by Thirteenth Street, State of Missouri.

Lots 9, 10, 11 and 12 of H. M. Shreve’s Addition and in Block 271 of the City of St. Louis, together fronting 100 feet on the East line of Thirteenth Street by a depth Eastwardly of 97 feet 4 inches to an alley, bounded South by another alley, State of Missouri.

Lots 18, 19, 20, 21, 22, 23, 24 and 25 of H. M. Shreve’s Addition and in Block 271 of the City of St. Louis, together fronting 200 feet on the West line of Twelfth Boulevard by a depth Westwardly of 97 feet 4 inches to an alley, bounded North by Cole Street, State of Missouri.

Parcel No. 3:

The West 21 feet 9-1/2 inches of Lot 5 of H. M. Shreve’s Addition in Block 271 of the City of St. Louis, having a frontage of 21 feet 9-1/2 inches along the North line of Franklin Avenue, by a depth Northwardly between parallel lines of 103 feet to an alley, the East line of the property herein described passing through the partition wall between buildings numbered 1209 and 1211 Franklin Avenue, State of Missouri.

The East part of Lot 3 of H. M. Shreve’s Addition in Block 271 of the City of St. Louis, having a frontage of 25 feet 10 inches along the North line of Franklin Avenue, by a depth Northwardly of 103 feet to an alley, having a width thereon of 25 feet 5-5/8 inches, being bounded Eastwardly by Lot 2 and Westwardly by a straight line passing along the East face of the East wall of the building No. 1209 Franklin Avenue, State of Missouri.

Parcel No. 4:

A lot in Block No. 538 of the City of St. Louis, fronting 106 feet 9 inches on the South line of Dr. Martin Luther King Drive, (formerly Franklin Avenue), by a depth Southwardly of 142 feet 7-1/2 inches, more or less, to the North line of Gay Street, bounded West by 14th Street, State of Missouri.

Parcel No. 5:

Lots 6 through 12 inclusive of WM. C. Carr’s Addition and in Block 547 of the City of St. Louis, beginning at the intersection of the East line of Fourteenth Street and the North line of Franklin Avenue, thence North along the East line of Fourteenth Street a distance of 155 feet 3 inches to the South line of an alley 20 feet wide, thence East along the South line of said alley 182 feet to the East line of said Lot 6, thence South along the East line of said Lot 6 a distance of 155 feet 3 inches to the North line of Franklin Avenue, thence West along the North line of Franklin Avenue 182 feet to the point of beginning, State of Missouri.

Parcel No. 6:

Lots numbered 3, 4, and 5 of William C. Carr’s Addition, and in Block No. 547 of the City of St. Louis, having an aggregate front of 78 feet on the North line of Dr. Martin Luther King Drive, formerly Franklin Avenue, by a depth Northwardly of 155 feet 3 inches to an alley, State of Missouri.

Parcel No. 8:

Lots 13, 14 and 15 of H. M. Shreve’s Addition, and in Block No. 270 of the City of St. Louis, Missouri, together fronting 78 feet 9 inches on the West line of Twelfth Boulevard, by a depth Westwardly of 97 feet 4 inches to an alley; bounded North by Carr Street, State of Missouri.

Parcel No. 9:

Lots 16 and 17 of H. M. Shreve’s Addition and in Block 270 of the City of St. Louis, together fronting 52 feet 6 inches on the West line of Twelfth Boulevard by a depth Westwardly of 97 feet 4 inches to an alley; bounded South by Lot 18 and North by Lot 15 of said Block and Addition, State of Missouri.

Parcel No. 10:

Lot 18 of H. M. Shreve’s Addition and in Block 270 of the City of St. Louis, fronting 26 feet 3 inches on the West line of Twelfth Boulevard, by a depth Westwardly of 97 feet 4 inches to an alley, State of Missouri.

Parcel No. 11:

Lots 19 to 24 both inclusive, of H. M. Shreve’s Addition and in Block 270 of the City of St. Louis, having an aggregate frontage of 157 feet 6 inches on the West line of Twelfth Boulevard by a depth Westwardly of 97 feet 4 inches to an alley; bounded South by Cole Street and North by Lot 18 of said Block and Addition, State of Missouri.

EXHIBIT A-2

DESCRIPTION OF THE LAND OF STL DISTRIBUTION SERVICES LLC

Parcel No. 7:

Lot 3 of Lemay Industrial Center, according to the plat thereof recorded in Plat Book 308, Page 53 of the St. Louis County Records, State of Missouri.

EXHIBIT B

PERMITTED LIENS

1.	Any encroachment, encumbrance, violation, variation, or adverse circumstance affecting the Title that would be disclosed by an accurate and complete land survey of the Land.

2.	All inchoate liens for assessments and taxes for the year 2012 and all subsequent years for the County of St. Louis and City of St. Louis.

3.	All inchoate liens for sewer assessments.

4.	Inchoate liens for charges and assessments by Trustees of said Subdivision, sewer service charges, sewer lateral charges, roadway maintenance assessments and/or public water supply district charges and assessments, if any.

5.	Covenants, conditions, restrictions, easements, assessments, liens, charges, terms and provisions in the document recorded Plat Book 308, Page 53 and instrument recorded in Book 9142, Page 758 of the St. Louis County Records of Official Records, but deleting any covenant, condition or restriction indicating a preference, limitation or discrimination based on race, color, religion, sex, handicap, familial status, national origin, sexual orientation, marital status, ancestry, source of income or disability, to the extent such covenants, conditions or restrictions violate Title 42, Section 3604(c), of the United States Codes or any State Statute or Local Ordinance. Lawful restrictions under state and federal law on the age of occupants in senior housing or housing for older persons shall not be construed as restrictions based on familial status.

6.	Restrictions as to nuisances according to plat recorded in Plat Book I, Volume 2, Page 78 and deeds recorded in Book I, Page 382, Book J-3, Page 423, Book N-2, Page 316 and Book S, Page 283, and instruments recorded in Book I-3, Page 415 and Book M-3, Page 306 of the St. Louis City Records.

7.	Terms and provisions of Party Wall Agreement, according to instrument recorded in Book 2407, Page 461 of the St. Louis City Records.

8.	Terms and provisions, covenants, conditions and restrictions contained in Ordinance No. 55320 of the City of St. Louis, approved April 27, 1969, as to any portions lying within the boundaries of the DeSoto-Carr Urban Renewal Area.

9.	Ordinance No. 56174 by the City of St. Louis for the purpose of changing the name of former Franklin Avenue and Easton Avenue to Dr. Martin Luther King Drive.

10.	Ordinance No. 12454 by the City of St. Louis for the purpose of changing former 14th Street to Thirteenth Street, and changing the former 13th Street to High Street.

11.	Ordinance No. 39492 by the City of St. Louis for the purpose of changing the name of former High Street to Tucker Blvd., and former 12th Street to Hadley Street.

12.	Ordinance No. 37865 by the City of St. Louis for the purpose of vacating alleyway in Shreve’s Addition and John O’Fallon’s Addition of City Block 266.

13.	Ordinance No. 42002 by the City of St. Louis for the purpose of changing former Wash Street from Commercial Street to First Street and from Third Street to Easton Avenue to that of Cole Street.

14.	Ordinance No. 49424 and amended by Ordinance No. 49571 by the City of St. Louis for the purpose of establishment, opening, and widening Fourteenth Street and Blair Avenue.

15.	An easement and incidental purposes in the document recorded as plat Book 139, Page 57 of Official Records. (Affects Parcel No. 7)

16.	Terms and provisions as set out in Maintenance Agreement with The Metropolitan St. Louis Sewer District recorded in Book 9158, Page 39. (Affects Parcel No. 7)

17.	Easement granted to Union Electric Company, according to instrument recorded in Book 9221, Page 293. (Affects Parcel No. 7)

18.	Dedication of sanitary storm sewers to The Metropolitan St. Louis Sewer District, according to instrument recorded in Book 10713, Page 486. (Affects Parcel No. 7)

19.	Claims by parties of rights pursuant to written lease dated June 12, 1953, between Clara Pohlmann, Anna Twellmann, and others, as lessors, and Globe Democrat Publishing Co., as lessee, as disclosed by Option Agreement recorded in Book 7816, Page 605.

20.	Claims by parties of rights pursuant to lease dated June 22, 1959, as amended May 1, 1962, as disclosed by Assignment of said lease from Globe Democrat Publishing Company, et al to The Herald Company, a New York corporation, recorded in Book 8459, Page 250 and Book 8459, Page 252. (Affects Parcel Nos. 8 and 10)

21.	Terms and provisions of Temporary Construction Easement Agreement dated November 9, 2009, by and between St. Louis Post-Dispatch LLC, a Delaware limited liability company (“Grantor”) and the City of St. Louis, Missouri (“Grantee”), and recorded December 1, 2009 in Book 12012009 page 0185.

EXHIBIT C

ENVIRONMENTAL REPORTS

NONE

APPENDIX I

STATE SPECIFIC PROVISIONS

Section 1.1. Interpretation; Conflicts. In the event of any inconsistencies between the terms and conditions of this Appendix I and the other provisions of this instrument, the terms and conditions of this Appendix shall control and be binding.

Section 1.2. Future Advances. THIS DEED OF TRUST, SECURITY AGREEMENT AND FIXTURE FILING SECURES FUTURE ADVANCES AND FUTURE OBLIGATIONS AND SHALL BE GOVERNED BY SECTION 443.055 R.S.MO., AS AMENDED FROM TIME TO TIME. THE TOTAL FACE AMOUNT OF THE PRESENT AND FUTURE ADVANCES AND OBLIGATIONS WHICH MAY BE SECURED HEREBY IS $131,355,000.00, PLUS ANY ADDITIONAL AMOUNTS WHICH MAY BE SECURED HEREBY UNDER THE PROVISIONS OF SECTION 443.055 R.S.MO., AS AMENDED.

Section 1.3. Insurance.

(a) Pursuant to Section 427.120 R.S.Mo., each Grantor acknowledges receipt of the following notice: “Unless you provide evidence of the insurance coverage required by your agreement with us, we may purchase insurance at your expense to protect our interests in your collateral. This insurance may, but need not, protect your interests. The coverage that we purchase may not pay any claim that you make or any claim that is made against you in connection with the collateral. You may later cancel any insurance purchased by us, but only after providing evidence that you have obtained insurance as required by our agreement. If we purchase insurance for the collateral, you will be responsible for the costs of that insurance, including the insurance premium, interest and any other charges we may impose in connection with the placement of the insurance, until the effective date of the cancellation or expiration of the insurance. The costs of the insurance may be added to your total outstanding balance or obligation. The costs of the insurance may be more than the cost of insurance you may be able to obtain on your own.”

(b) If Grantors fail to maintain any insurance required hereunder or under the other Loan Documents or fails to provide evidence of such insurance as required hereunder or under the other Loan Documents, Beneficiary may, but shall not be obligated to, purchase such required insurance at Grantors’ expense to protect its interests in the Property. This insurance may, but need not, protect the Grantors’ interests in the Property. The coverage that Beneficiary purchases shall not be required to pay any claim that the Grantors make or any claim that is made against the Grantors in connection with the Property. The Grantors may later cancel any insurance purchased by Beneficiary, but only after providing evidence that the Grantors have obtained the insurance required hereunder and under any other Loan Document. If Beneficiary purchases insurance for the Property, Grantors will be responsible for the costs of the insurance, including the insurance premium, interest thereon from the date of each such payment or expenditure at the then applicable rate under the Note and any other charges Beneficiary may impose in connection with the placement of the insurance, until the effective date of the cancellation or expiration of the insurance. All sums so paid or expended by Beneficiary, the interest thereon and the other charges in connection therewith shall be added to the Indebtedness and shall be secured by the lien of this Deed of Trust. The costs of the insurance obtained by the Beneficiary may be more than the cost of insurance Grantors may be able to obtain on their own. Unless Beneficiary otherwise agrees in writing, the Grantors shall pay to Beneficiary the full costs of such insurance, together with the accrued interest thereon and the other charges in connection therewith, within thirty (30) days after “Notice of Placement of Insurance” as required by Section 427.125 R.S.Mo.

Section 1.4. Oral Agreements. The following notice is provided pursuant to Section 432.047 R.S.Mo.: ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING PAYMENT OF A DEBT INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT ARE NOT ENFORCEABLE, REGARDLESS OF THE LEGAL THEORY UPON WHICH IT IS BASED THAT IS IN ANY WAY RELATED TO THIS AGREEMENT. TO PROTECT BOTH GRANTORS AND BENEFICIARY FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS WE REACH COVERING SUCH MATTERS ARE CONTAINED IN THE LOAN DOCUMENTS, WHICH REPRESENTS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN US, EXCEPT AS WE MAY LATER AGREE IN WRITING TO MODIFY IT.

Section 1.5. UCC Remedies. Beneficiary shall, upon an Event of Default, at its option and without notice or demand, be entitled to enter upon the Property to take immediate possession of the Fixtures and Personal Property. Beneficiary may thereafter sell all or any portion of the Personal Property and the Fixtures at public or private sale in accordance with the Uniform Commercial Code as adopted in Missouri or in accordance with the foreclosure advertisement and sale provisions under this Deed of Trust. Grantors agree that a commercially reasonable manner of disposition of the Personal Property and the Fixtures upon a default shall include, without limitation and at the option of Beneficiary, the sale of Personal Property and the Fixtures, in whole or in part, concurrently with a foreclosure sale of the Property in accordance with the provisions of this Deed of Trust. In the further event Beneficiary shall dispose of any or all of the Personal Property and the Fixtures after default, the proceeds of disposition shall be applied in the following order: (i) to the expenses of retaking, holding, preparing for sale, selling and the like; (ii) to the reasonable attorneys’ fees and legal expenses incurred by Beneficiary; and (iii) to the satisfaction of the indebtedness secured hereby. Each Grantor hereby waives any right of redeeming the Personal Property and the Fixtures whether foreclosure with regard thereto is coterminous with or separate from foreclosure of the Property.

Section 1.6. Special Provisions Concerning Trustee’s Power of Sale

(a) If an Event of Default shall occur, Trustee is authorized and empowered to proceed to sell the Property as one parcel in its entirety or any part thereof, either in mass or in parcels, at the absolute discretion of Trustee, at public vendue, to the highest bidder for cash at the door of the Court House or other location then customarily employed for that purpose in the county (or city) where the Property being sold is located, first giving notice of the time and place of sale, and a description of the property to be sold, by advertisement published and as is provided by the laws of the State of Missouri then in effect, and upon sale shall execute and deliver a deed of conveyance of the property sold to the purchaser or purchasers thereof, and any statement or recital of fact in such deed, in relation to the non-payment of the money hereby secured to be paid, existence of the indebtedness so secured, notice of advertisement, sale and receipt of the proceeds of sale, shall be presumptive evidence of the truth of such statements or recital, and Trustee shall receive the proceeds of such sale out of which Trustee shall dispose of the proceeds: FIRST, to discharge the expenses of executing this Deed of Trust, including a reasonable commission to Trustee, and all proper costs, charges and expenses of the sale and reasonable attorney’s fees in connection with the sale; SECOND, to discharge all taxes, levies and assessments with costs and interest thereon from the date of advance to the date of sale at an interest rate equal to the default rate set forth in the Notes or the Note Agreement, including all monies previously advanced for taxes, levies and assessments and the due pro rata portion thereof for the current year; THIRD, to discharge in the order of their priority, if any, the remaining debts and obligations secured by this Deed of Trust, and liens of record other than Permitted Liens inferior thereon, it being agreed that the Loan shall, upon such sale being made before the maturity date of the Loan, be and become immediately due and payable; less the expense, if any, of obtaining possession upon the delivery and surrender to the purchaser of possession of the Property; and FOURTH, the residue of the proceeds shall be paid to any person or entity lawfully entitled thereto including to Grantors and their assigns, provided, however, that as to such residue Trustee shall not be bound by an inheritance, devise, conveyance, assignment or lien upon Grantors’ equity, without actual notice prior to distribution. Beneficiary may bid and become purchaser at any sale under this Deed of Trust. The power of sale hereunder shall not be exhausted by any one or more such sales (or attempts to sell) as to all or any portion of the Property remaining unsold, but shall continue unimpaired until all of the Property has been sold or all indebtedness of Grantors to Beneficiary secured hereby shall have been paid in full.

(b) Trustee may sell and convey the Property under the power aforesaid, although Trustee has been, may now be or may hereafter be attorney or agent of Beneficiary in respect to the loan made by Beneficiary evidenced by the Loan Documents or this Deed of Trust or in respect to any matter of business whatsoever.

(c) Trustee hereby lets the Property to Grantors until a sale be had under the foregoing provisions, upon the following terms and conditions, such letting being to-wit: Grantors and every and all persons claiming or possessing the Property, or any part thereof, by, through or under Grantors shall pay rent therefor during said term at the rate of one cent per month, payable monthly upon demand, and shall surrender immediate peaceable possession of the Property, to the purchaser thereof, under such sale, without notice or demand therefor. Should possession not be surrendered as provided for herein the purchaser shall be entitled to institute proceedings for possession as aforesaid.

(d) In the event any foreclosure advertisement is running or has run at the time of such appointment of a successor trustee, the successor trustee may consummate the advertised sale without the necessity of republishing such advertisement. The making of oath or giving of bond by Trustee or any successor trustee is expressly waived.